UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-08228

                          The Timothy Plan
 (Exact name of registrant as specified in charter)

The Timothy Plan
1055 Maitland Center Commons
Maitland, FL  32751
(Address of principal executive offices)  (Zip code)

Art Ally
The Timothy Plan
1055 Maitland Center Commons
Maitland, FL 32751
(Name and address of agent for service)

Registrant's telephone number, including area code:     800-846-7526

Date of fiscal year end:    9/30

Date of reporting period:   9/30/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Registrant’s audited annual financial reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

THE TIMOTHY PLAN
LIBERTY
1994
THE FIRST EPISTLE

ANNUAL REPORT

September 30, 2010

TIMOTHY PLAN FAMILY OF FUNDS

Letter from the President
September 30, 2010

 Arthur D. Ally

Dear Shareholder,

You may recall that last year (2009), in order to improve reporting efficiency and accuracy in tax reporting to our shareholders, Timothy Plan’s Board of Trustees approved changing the Fund Family’s fiscal year from December 31st to September 30th.  Therefore, this year’s Annual Report covers the period October 1, 2009 through September 30, 2010.

As you probably have noticed, the markets have been interestingly unsettled over the past twelve months.  In fact, the S&P 500 stock index had positive performance in seven of those months and negative performance in five of those months – but, fortunately, with an upward bias.  And, I am pleased to report, nearly all of our various funds have performed in line with (at or near) their respective indexes.

We, along with our various fund’s sub-advisors, expect this pattern to continue into 2011 (i.e. unsettled with a slight upward bias) although, as you no doubt realize, we cannot guarantee that outcome.  I am confident, however, of a couple of things:

•	That the mid-term elections could result in a reversal of the liberal bias in Congress to conservative which, if it happens, should be positive for the capital markets, and

•
Our sub-advisory teams (i.e. money management firms) remain among the best in the industry and they all continue to honor our overall policy that they manage their respective funds with a conservative bias.

You will find each of their annual review letters along with their economic outlook in the pages that follow.

Finally, I would once again like to thank you for your moral convictions that led you to the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally,
President

Timothy Plan Fund Performance

Letter from the Manager
September 30, 2010

 Aggressive Growth Fund

We are pleased to report that the Fund has advanced (pre-tax) 20.18% Class A, 18.94% Class B and 19.14% Class C, over the last twelve months ending September 30, 2010. Our benchmark, the Russell Midcap Index posted an 18.27% gain over the same period. “High quality” issues are beginning to regain a leadership position in this market, and the “low quality” bounce has definitely lost steam after the unprecedented gains in the spring of 2009. As valuations climbed for weaker companies, investors continued to shift towards higher quality in a more meaningful way as these are the companies that have far better prospects for sustained growth. We will continue to focus, as always, on companies that can execute well in periods of turbulence and uncertainty, and grow faster than their peers during periods of expansion. In a gradual and unsteady recovery, we expect investors to continue to favor companies with strong fundamentals and above average growth potential; two key characteristics we apply with our time-tested, bottom-up approach to small and mid cap investing.

CHARTWELL INVESTMENT PARTNERS, LP

Timothy Plan Fund Performance

Fund Performance – (Unaudited)
September 30, 2010

 Aggressive Growth Fund

		5 year	Average
	1 Year	Average	Annual Return
Fund/Index	Total Return	Annual Return	Since Inception
Timothy Aggressive Growth Fund - Class A (With Sales Charge)	13.63%	-2.03%	-4.06%	(a)
Russell Mid-Cap Growth Index	18.27%	2.86%	-0.23%	(a)
Timothy Aggressive Growth Fund - Class B	18.94%	-1.66%	-4.24%	(b)
Russell Mid-Cap Growth Index	18.27%	2.86%	-0.04%	(b)
Timothy Aggressive Growth Fund - Class C*	17.95%	-1.65%	0.65%	(c)
Russell Mid-Cap Growth Index	18.27%	2.86%	5.14%	(c)

(a) For the period October 5, 2000 (commencement of investment in accordance with objective) to September 30, 2010.
(b) For the Period October 9, 2000 (commencement of share class operations) to September 30, 2010.
(c) For the Period February 3, 2004 (commencement of share class operations) to September 30, 2010.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the Russell Mid-Cap Growth Index on October 5, 2000 and held through September 30, 2010. The Russell Mid-Cap Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.
Timothy Plan Fund Performance

Letter from the Manager
September 30, 2010

International Fund

The last twelve months have been trying times for market participants as equities experienced a roller coaster ride.  The economic rebound and market rally that began in March of 2009 hit the wall in the first half of 2010 due to the European sovereign debt crisis and fears of a double-dip recession. This was followed by a sharp equity rally in the third quarter of 2010.

The portfolio began its fiscal year with a tilt towards cyclical sectors, taking advantage of the economic and equity rebound in the second half of 2009.  As more evidence suggested the European sovereign debt crisis was being mishandled by European authorities, we decreased the Fund’s exposure to European financials and the PIIGS countries (Portugal, Ireland, Italy, Greece, Spain).  All told, the Fund performed very well versus its respective benchmark, the MSCI EAFE index, during the last twelve months as 8 of the 10 sectors in the Fund outperformed their index returns.  The sectors that performed the best during this period for the Fund were Materials and Industrials with exposures to Japanese trading companies and metals and mining companies performing well.  The Fund’s continued underweight position in Financials was also a positive as the sector proved to be the worst performing in the EAFE benchmark during the last twelve months.

The cash weighting in the Fund proved to be a drag to performance as equity markets rallied.  In addition, the Energy and Consumer Discretionary sectors detracted from performance as our Brazilian holding in the energy sector declined as it prepared for the world’s largest equity offering given its vast capital needs.  The Fund’s stocks in Japan, Germany, Hong Kong, Singapore, and Canada performed particularly well while those in France, Greece, Australia, and Spain hurt performance during this period.  The absolute weight in emerging markets helped the Fund’s performance for the year as emerging market equities continued to outperform the developed markets.  We still believe emerging market companies offer superior growth at reasonable valuations and will continue to be selective in our exposure there.

Although developed economies are likely to grow GDP below 2% per annum for the foreseeable future, global growth is likely to remain robust on the back of emerging market economic growth.  The world is ever changing and we remain vigilant in finding those companies across the globe whose management teams are taking advantage and benefitting from a shifting global competitive landscape and realizing growth opportunities in new markets around the world.

EAGLE GLOBAL ADVISORS

Timothy Plan Fund Performance

Fund Performance – (Unaudited)
September 30, 2010

 International Fund

		5 year	Average
	1 Year	Average	Annual Return
Fund/Index	Total Return	Annual Return	Since Inception	(a)
Timothy International Fund - Class A (With Sales Charge)	-1.79%	N/A	-8.00%
MSCI EAFE Index	3.94%	N/A	-6.90%
Timothy International Fund - Class C*	2.23%	N/A	-7.18%
MSCI EAFE Index	3.94%	N/A	-6.90%

(a) For the period May 3, 2007 (commencement of investment in accordance with objective) to September 30, 2010.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the MSCI EAFE Index on May 3, 2007 and held through September 30, 2010. The MSCI EAFE Index is a widely recognized unmanaged index of equity prices and is representative of equity market performance of developed countries, excluding the U.S. and Canada. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Fund Performance

Letter from the Manager
September 30, 2010

 Large/Mid Cap Growth Fund

We are pleased to report that the Fund has advanced (pre-tax) 11.55% Class A, 10.80% Class B and 10.78% Class C, over the last twelve months ending September 30, 2010.  Our benchmark, Russell 1000 Growth index, posted a 12.65% gain over the same period of time. “High quality” issues are beginning to regain a leadership position in this market, and the “low quality” bounce has definitely lost steam after the unprecedented gains in the spring of 2009. As valuations climbed for weaker companies, investors continued to shift towards higher quality in a more meaningful way as these companies have far better prospects for sustained growth. We will continue to focus, as always, on companies that can execute well in periods of turbulence and uncertainty, and are expected to grow faster than their peers during periods of expansion. In a gradual and unsteady recovery, we expect investors to continue to favor companies with strong fundamentals and above average growth potential; two key characteristics we apply with our time-tested, bottom-up approach to mid and large cap investing.

CHARTWELL INVESTMENT PARTNERS, LP

Timothy Plan Fund Performance

Fund Performance – (Unaudited)
September 30, 2010

 Large/Mid Cap Growth Fund

		5 year	Average
	1 Year	Average	Annual Return
Fund/Index	Total Return	Annual Return	Since Inception
Timothy Large/Mid Cap Growth Fund - Class A (With Sales Charge)	5.46%	-1.39%	-4.56%	(a)
Russell 1000 Growth Index	12.65%	2.06%	-3.25%	(a)
Timothy Large/Mid Cap Growth Fund - Class B	10.80%	-1.02%	-4.71%	(b)
Russell 1000 Growth Index	12.65%	2.06%	-2.98%	(b)
Timothy Large/Mid Cap Growth Fund - Class C*	9.67%	-1.05%	-0.09%	(c)
Russell 1000 Growth Index	12.65%	2.06%	2.50%	(c)

(a) For the period October 5, 2000 (commencement of investment in accordance with objective) to September 30, 2010.
(b) For the Period October 9, 2000 (commencement of share class operations) to September 30, 2010.
(c) For the Period February 3, 2004 (commencement of share class operations) to September 30, 2010.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the Russell 1000 Growth Index on October 5, 2000 and held through September 30, 2010. The Russell 1000 Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Fund Performance

Letter from the Manager
September 30, 2010

Small Cap Value Fund

We are pleased to provide you with our report for the Timothy Plan Small-Cap Value Fund for the twelve months ending September 30, 2010.

During the past 12 months, small cap equity markets remained especially volatile.  2009 finished with solid gains that were buoyed by better than expected corporate earnings, the Federal Reserve’s commitment to maintaining an accommodative interest rate policy, economic data indicating improvement in consumer spending, industrial production and even housing and employment showed signs of recovery.  2010 however, began with a selloff as investors recognized 2009 gains and viewed sovereign debt problems in Europe, as a reason to grow cautious.  Investor optimism was once again revived as global economic data remained supportive of a broad-based recovery, corporate earnings again exceeded expectations and the U.S. Congress passed a healthcare reform bill – an event that at least removed some uncertainty surrounding its potential impact.  That rally once again favored high beta, lower- quality securities and continued through May, when Greek sovereign debt was downgraded to junk status.  The resulting concern about the health of certain European economies, combined with China’s intentions to slow economic growth, led the market to begin pricing in the potential for a “double dip” global recession.  The effects of the BP platform explosion and oil spill in the Gulf of Mexico engendered regulatory uncertainty and served to reinforce expectations that a significant slowdown was likely.  The closing quarter of the fiscal year was marked by even more volatility; a sell off in August on fears of a double dip recession led to the largest one month rebound in September since 1939 as equities reached valuation levels relative to bonds not seen in decades.

For the twelve months ending September 30, 2010, the Timothy Plan Small-Cap Value Fund produced a return of 11.7%, while the Russell 2000 Index produced a return of 13.4%.  Security selection in Financial Services, Materials & Processing and Technology proved to be detractors.  Through much of the last twelve months, stable growers have lagged the market and impacted relative performance across many sectors.  Sectors such as Consumer Discretionary, Technology, and Materials & Processing were heavily impacted by the low quality, high beta rally, which had a large impact on relative performance in 2009 and 2010 due to our focus on high quality and lower beta.  Individual detractors included companies such as Knight Capital Group, Stifel Financial and Calamos Asset Management, which are tied to market performance and fell as investors worried that they may experience margin pressure, weak inflows or revenue weakness.  Bank related holdings such as FirstMerit, East West Bancorp and Chemical Financial all experienced weakness in sympathy with the overall banking industry on concerns about poor revenue growth and deteriorating credit quality.  However, smaller regional banks have generally performed well when compared to larger market cap banks.

Investors bid down Technology’s ManTech after the resignation of its President and COO despite reporting in line earnings, and new contracts.  MKS Instruments also detracted from performance as it experienced the strain of being a more volatile and economically sensitive company. Conversely, top contributor to relative performance, Quest Software, rode higher on strong license revenue growth.  Materials & Processing company Northwest Pipe fell on an announced sales decline resulting from volume decreases across their product lines, reduced pricing and less favorable product mix.

Security selection in Producer Durables, Energy and Consumer Discretionary stocks was additive to relative performance.  Producer Durables’ A.O. Smith Corp. and BE Aerospace, continue to beat expectations for both earnings and revenues and Genesee & Wyoming has experienced an increase in carload volumes and a more favorable pricing environment while BE Aerospace, Chattem and Casey’s General Store were top performers in Consumer Staples as was Brink’s Home Security Holding in Consumer Discretionary after all received takeover offers at substantial premiums.  Energy holding Rex Energy Corp. rose on rumors of a potentially positive joint venture in a Marcellus shale plant in Pennsylvania and Approach Resources reported better earnings and reserves despite issues that temporarily curtailed production.

Management of the fund is deeply rooted in our decades old investment philosophy that seeks to deliver a superior rate of return while controlling risk. It remains our firm belief that the discipline of quantifying and managing downside risk is paramount and it will remain a hallmark of the Westwood investment process.  We have always focused on companies that maintain a discipline for managing risk and believe those companies not dependent upon the capital markets to recapitalize or fund growth will ultimately benefit from the stress of others.  Looking for high quality companies that are typically characterized by strong free cash flow generation, declining debt levels, and rising return on equity will continue to define the core of our investment process.  We thank you for your continued confidence.

WESTWOOD MANAGEMENT CORPORATION

Timothy Plan Fund Performance

Fund Performance – (Unaudited)
September 30, 2010

 Small Cap Value Fund

		5 year	10 Year
	1 Year	Average	Average
Fund/Index	Total Return	Annual Return	Annual Return
Timothy Small Cap Value Fund - Class A (With Sales Charge)	3.96%	0.35%	3.21%
Russell 2000 Index	13.35%	1.60%	4.00%
Timothy Small Cap Value Fund - Class B	9.19%	0.76%	3.01%
Russell 2000 Index	13.35%	1.60%	4.00%
Timothy Small Cap Value Fund - Class C*	8.14%	0.77%	1.18%	(a)
Russell 2000 Index	13.35%	1.60%	3.69%	(a)

(a) For the period February 3, 2004 (commencement of share class operations) to September 30, 2010.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the Russell 2000 Index on September 30, 2000 and held through September 30, 2010. The Russell 2000 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Fund Performance

Letter from the Manager
September 30, 2010

Large/Mid Cap Value Fund

We are pleased to provide you with our report for the Timothy Plan Large/Mid-Cap Value Fund for the twelve months ending September 30, 2010.

During the past 12 months, equity markets remained volatile.  2009 finished with solid gains that were buoyed by better than expected corporate earnings, the Federal Reserve’s commitment to maintaining an accommodative interest rate policy, economic data indicating improvement in consumer spending, industrial production and even housing and employment showed signs of recovery.  2010 however, began with a selloff as investors recognized 2009 gains and viewed sovereign debt problems in Europe, as a reason to grow cautious.  Investor optimism was once again revived as global economic data remained supportive of a broad-based recovery, corporate earnings again exceeded expectations and the U.S. Congress passed a healthcare reform bill – an event that at least removed some uncertainty surrounding its potential impact.  That rally once again favored high beta, lower- quality securities and continued through May, when Greek sovereign debt was downgraded to junk status.  The resulting concern about the health of certain European economies, combined with China’s intentions to slow economic growth, led the market to begin pricing in the potential for a “double dip” global recession and an aversion to all foreign revenue sources through the 2nd quarter 2010.  The effects of the BP platform explosion and oil spill in the Gulf of Mexico engendered regulatory uncertainty and served to reinforce expectations that a significant slowdown was likely.  The closing quarter of the fiscal year was marked by even more volatility, an improvement in investor sentiment regarding global economic growth and a decline in investor appetite for risk.  A sell off in August on fears of a double dip recession led to the largest one month rebound in September since 1939 as equities reached valuation levels relative to bonds not seen in decades.

For the twelve months ending September 30, 2010, the Timothy Plan Large/Mid-Cap Value Fund produced a return of 12.5%, while the S&P 500 Index produced a return of 10.2%.  Security selection in the Technology, Consumer Discretionary, Financial Services and Producer Durables stocks aided relative performance.  Top performing securities included Sybase and McAfee in Technology, which both received takeover offers at significant premiums.  Borg Warner and Advance Auto Parts have performed well as earnings have strengthened on rising global auto demand and market share gains.  Producer Durables stocks Deere continues to benefit from strong global agricultural trends while fluctuating optimism over industrial demand has pulled Union Pacific, Emerson Electric and Flowserve generally higher on their leverage to global trends.  Financial Services as a whole outperformed the index sector due to a relative underweight in large banking companies which have underperformed on fears continued credit deterioration and most recently, the potential implications resulting from “robo-signings” in home foreclosures.  While our smaller banks holdings have fallen in sympathy with their larger peers, our holdings in insurance companies have performed well based on the stability provided by their revenue streams.

Security selection in Health Care, Energy and Materials & Processing proved to be detractors for the prior twelve months.  Foster Wheeler, in Material & Processing declined after reporting earnings below expectations, Energy companies EQT fell on lower natural gas prices and disappointment as benefits from the Marcellus shale have been slow to materialize while Anadarko, which has an interest in the BP Gulf of Mexico well, fell on fears of the potential financial impact to the company.  National Oilwell Varco and Halliburton offset a portion of the impact as they recovered from summer’s industry-wide concerns over increased regulation that were prompted by the oil spill. Utility holding NextEra Energy, formerly FPL Group, fell after receiving an unfavorable rate ruling from its state regulator and FirstEnergy fell after announcing an acquisition of peer Allegheny Energy.

Management of the fund is deeply rooted in our decades old investment philosophy that seeks to deliver a superior rate of return while controlling risk. It remains our firm belief that the discipline of quantifying and managing downside risk is paramount and it will remain a hallmark of the Westwood investment process.  We have always focused on companies that maintain a discipline for managing risk and believe those companies not dependent upon the capital markets to recapitalize or fund growth will ultimately benefit from the stress of others.  Looking for high quality companies that are typically characterized by strong free cash flow generation, declining debt levels, and rising return on equity will continue to define the core of our investment process.  We thank you for your continued confidence.

WESTWOOD MANAGEMENT CORPORATION

Timothy Plan Fund Performance

Fund Performance – (Unaudited)
September 30, 2010

 Large/Mid Cap Value Fund

		5 year	10 Year
	1 Year	Average	Average
Fund/Index	Total Return	Annual Return	Annual Return
Timothy Large/Mid Cap Value Fund - Class A (With Sales Charge)	4.87%	1.16%	4.46%
S&P 500 Index	10.18%	0.64%	-0.43%
Timothy Large/Mid Cap Value Fund - Class B	10.10%	1.54%	4.25%
S&P 500 Index	10.18%	0.64%	0.32%
Timothy Large/Mid Cap Value Fund - Class C*	9.02%	1.55%	4.65%	(a)
S&P 500 Index	10.18%	0.64%	2.12%	(a)

(a) For the period February 3, 2004 (commencement of share class operations) to September 30, 2010.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the S&P 500 Index on September 30, 2000 and held through September 30, 2010. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Fund Performance

Letter from the Manager
September 30, 2010

Fixed Income Fund

There are numerous reasons to be optimistic that monetary and fiscal policies over the past two years successfully averted a global depression and generated positive economic growth over the past 4 quarters. However, there is also convincing evidence the pace of recovery will remain subdued with below-trend GDP growth keeping interest rates low over the next few quarters.

The U.S. economy, where 70% of GDP is consumer consumption, is dependent on job and income growth. During the past decade, U.S. consumers took on debt as asset prices rose faster than incomes leading them to think there was no need to rein in spending. Now consumers are in a period of austerity after experiencing a damaging recession. Employment growth continues weak confirmed by the lackluster improvement in initial jobless claims, and continuing claims remain at alarmingly historic highs.  Worse, an estimated 70% of income growth since 1Q09 has been due to government  transfer payments which does not lead to sustainable growth. With the U.S. budget deficit at a 60-year high, the current electoral mood may eliminate additional bail-out funding possibilities. A decline in federal, state, and local government spending will likely be a drag on the recovery.

In reaction to this environment the bond market saw lower rates over the twelve months ended September 30, 2010.  While short term rates remained very low, intermediate and longer maturity rates declined sharply especially over the past two quarters.  The Treasury ten year reached 2.5% on September 30th having declined from 3.3% twelve months ago.  Barclays reports their U.S. Treasury index return at 7.3% over the past year.  Corporate bond yields declined more rapidly as investors searched for yield against a background of modest economic improvement and higher corporate earnings.  The Barclays Investment Grade Corporate bond index return was 12.3% over the past year.  Although mortgage rates also declined, their return reported in the Barclays Agency Mortgage Backed Securities index was a more modest 5.7%.

Timothy Fixed Income Fund A shares generated an attractive 7.1% total return over the twelve months ended September 30, 2010, but trailed the 8.2% return of the Barclays Aggregate index. The performance difference was due to the portfolio’s more conservative risk posture. The fund had no exposure to Commercial Mortgage Backed Securities (CMBS) which rebounded 23.2% on the strength of the U.S. Government’s PPIP initiative. However, commercial real estate fundamentals remain poor as delinquency and default rates continue to grow, so the portfolio continues to have no exposure. Also, the portfolio had a lower interest rate risk position that modestly detracted from results. Fund performance was aided by a significant overweight in industrial and utility corporate bonds.

The portfolio is conservatively structured with an average credit quality of AA with an average maturity of 5.7 years as of September 30th.  Investment grade corporate bonds continue to be over-weighted to add yield, and the portfolio has a 7% position in Treasury Inflation Protected Securities which are starting to perform well.  The portfolio has no exposure to subprime loans or CMBS as all mortgage holdings are in GNMA issues having the full faith and credit of the U.S. Treasury.

BARROW, HANLEY, MEWHINNEY & STRAUSS

Timothy Plan Fund Performance

Fund Performance – (Unaudited)
September 30, 2010

 Fixed Income Fund

		5 year	10 Year
	1 Year	Average	Average
Fund/Index	Total Return	Annual Return	Annual Return
Timothy Fixed Income Fund - Class A (With Sales Charge)	2.23%	3.85%	4.76%
Barclays Capital U.S. Aggregate Bond Index	8.16%	6.20%	6.41%
Timothy Fixed Income Fund - Class B	6.28%	4.04%	4.37%
Barclays Capital U.S. Aggregate Bond Index	8.16%	6.20%	6.41%
Timothy Fixed Income Fund - Class C*	5.30%	4.05%	3.39%	(a)
Barclays Capital U.S. Aggregate Bond Index	8.16%	6.20%	5.42%	(a)

(a) For the period February 3, 2004 (commencement of share class operations) to September 30, 2010.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the Barclays Capital U.S. Aggregate Bond Index on September 30, 2000 and held through September 30, 2010. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of bond prices. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Fund Performance

Letter from the Manager
September 30, 2010

High Yield Bond Fund

The pace of U.S. economic recovery will likely remain subdued with below-trend GDP growth keeping interest rates low over the next few quarters.  The key determinate to a stronger GDP lies in employment growth which continues to be weak.  However, despite slow economic growth over the past four quarters corporate earnings have improved nicely propelling both the stock market and high yield (HY) bonds to higher prices.  The S&P 500 is up 10.2% over the trailing twelve months ended September 30, 2010 which has supported a rally in the HY market.

The Barclays Ba/B High Yield index on 9/30/09 had a yield of 8.80% and declined to 6.90% by 9/30/10 generating a 16.8% return.  Lower yields were a combination of the lower risk free rate of U.S. Treasuries and tighter yield spreads for HY bonds.  For example, the Treasury ten year note declined from 3.3% to 2.5% over the trailing year. The yield spread over Treasuries of the Ba/B index declined from 615 basis points (bps) a year ago to 530 bps on September 30th primarily due to improved company earnings and a declining risk of default.  Despite the well publicized but anticipated filing by Blockbuster defaulting on $930 million in HY bonds, the par-weighted default rate in HY has decreased for the 11th consecutive month down to 5.1% from a cyclical high of 13.8% as reported by Moody’s.

Improved HY market conditions allowed $32B in new supply to be sold during September, which was the second largest month on record. New issuance is running at an annual pace of $239B, which would be a new record. Many HY issuers have taken advantage of greatly improved pricing to refinance and eliminate potential liquidity problems by increasing the maturity schedule of their debt.

The Timothy High Yield Fund A shares generated an attractive return of 15.0% for the trailing twelve months ended 9/30/10, but trailed the Barclays Ba/B index benchmark result of 16.8%.  This shortfall comes after last fiscal year’s result of 45.1% for the fund’s A shares compared to 38.8% for the Barclays Ba/B index.  The portfolio being concentrated in 50 issues can cause performance relative to the benchmark to be somewhat volatile. One common theme to the underperforming issues was downward pressure on natural gas prices.  The top five issues detracting from performance included: Dynegy, Energy Future Holdings, Cemex, Omnicare, and Helix Energy. Top five issues aiding performance for the trailing year included: Momentive Performance, Atlas Pipeline, Navistar Intl, NRG Energy, and Crum & Forster (upgraded to investment grade ratings).

The portfolio has an average quality of B1/B+/BB- with an average maturity of 6.9 years. Security selection focuses heavily on manageable debt levels, decent growth prospects, and good liquidity. We maintain our themes of consumers seeking to spend less by “trading down” (pre-paid wireless), yet spending on necessities (Energy). Secured bonds that pledge collateral to back the securities and good covenant protection are stressed in the portfolio holdings. We believe that the high yield fund provides an attractive risk/reward opportunity for investors able to withstand volatility.

BARROW, HANLEY, MEWHINNEY & STRAUSS

Timothy Plan Fund Performance

Fund Performance – (Unaudited)
September 30, 2010

 High Yield Bond Fund

		5 year	Average
	1 Year	Average	Annual Return
Fund/Index	Total Return	Annual Return	Since Inception	(a)
Timothy High Yield Bond Fund - Class A (With Sales Charge)	9.81%	N/A	3.10%
Barclays Capital U.S. Corporate High Yield Bond Index	16.71%	N/A	6.73%
Timothy High Yield Bond Fund - Class C*	13.21%	N/A	3.74%
Barclays Capital U.S. Corporate High Yield Bond Index	16.71%	N/A	6.73%

(a) For the period May 7, 2007 (commencement of investment in accordance with objective) to September 30, 2010.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the Barclays Capital U.S. Corporate High Yield Bond Index on May 7, 2007 and held through September 30, 2010. The Barclays Capital U.S. Corporate High Yield Bond Index is a widely recognized, unmanaged index of non-investment grade, fixed rate, taxable corporate bonds. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Fund Performance

Letter from the Manager
September 30, 2010

Defensive Strategies Fund

Dear Shareholder,

In order to improve reporting efficiency and accuracy in tax reporting to our shareholders, Timothy Plan’s Board of Trustees approved changing the Fund Family’s fiscal year from December 31st to September 30th.  Since the Defensive Strategies Fund began operation November 4, 2009, this year’s Annual Report for this Fund covers the period November 4, 2009 through September 30, 2010.

The Defensive Strategies Fund was created in an attempt to do what its name implies, i.e. hedge against a possible scenario of hyper-inflation which could result from the seemingly unbridled spending spree of our leadership in Washington, DC.  We have also, however, built in the flexibility to adjust to a possible risk of extreme deflation with the ability to convert our inflation sensitive assets to cash and fixed income securities that should perform well during a deflationary environment.  Of course, although we will do our very best to be successful, we cannot guarantee results in either scenario.

While no one can predict future events, I am confident of a couple of things:

•	The mid-term elections could result in a reversal of the liberal bias in Congress to conservative which, if it happens, should be positive for the capital markets, and

•
Our sub-advisory team (i.e. money management firms that manage the various sleeves of this Fund) are, in our opinion, among the best in the industry and they each continue to honor our overall policy that they manage their respective Fund sleeve with a conservative bias.

Finally, I would once again like to thank you for your moral convictions that led you to become part of the Timothy Plan Family.

Yours in Christ,
Arthur D. Ally
Fund Advisor

Timothy Plan Fund Performance

Fund Performance – (Unaudited)
September 30, 2010

 Defensive Strategies Fund

		5 year	Average
	1 Year	Average	Annual Return
Fund/Index	Total Return	Annual Return	Since Inception	(a)
Timothy Defensive Strategies Fund - Class A (With Sales Charge)	N/A	N/A	5.38%
Dow Jones Moderately Conservative US Portfolio Index	N/A	N/A	13.00%
Timothy Defensive Strategies Fund - Class C*	N/A	N/A	9.08%
Dow Jones Moderately Conservative US Portfolio Index	N/A	N/A	13.00%

(a) For the period November 4, 2009 (commencement of investment in accordance with objective) to September 30, 2010.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the Dow Jones Moderately Conservative US Portfolio Index on November 4, 2009 and held through September 30, 2010. The Dow Jones Moderately Conservative US Portfolio is a widely recognized, unmanaged index of stocks, bonds and cash. Performance figures include the change in value of the asset classes in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Fund Performance

Letter from the Manager
September 30, 2010

Strategic Growth Fund

Dear Strategic Growth Fund Shareholder,

Your Strategic Growth Fund is a compilation of several of Timothy’s underlying funds and, as such, its performance is directly related to the performance of those underlying funds.  As a review, your specific asset mix is approximately as follows:

• Large/Mid Cap Value Fund	=	20.00%
• Small Cap Value Fund	=	7.50%
• Large/Mid Cap Growth Fund	=	20.00%
• Aggressive Growth Fund	=	7.50%
• International Fund	=	25.00%
• High Yield Bond Fund	=	10.00%
• Defensive Strategies Fund	=	10.00%

Since your performance is so directly related to our underlying funds, I am pleased to report that, in my opinion, all of our funds are now managed by firms that are as good as, if not better than, any mutual fund family in the industry.  Please refer to each individual manager’s comments within this report for more detailed information as to why the funds under their responsibility performed as they did.

As you probably have noticed, the markets have been interestingly unsettled over the past twelve months.  In fact, the S&P 500 stock index had positive performance in seven of those months and negative performance in five of those months – but, fortunately, with an upward bias.  And, I am pleased to report, nearly all of our underlying funds have performed in line with (at or near) their respective indexes.

We, along with our various fund’s sub-advisors, expect this pattern to continue into 2011 (i.e. unsettled with a slight upward bias) although we cannot guarantee that outcome.  I am hopeful, however, that the mid-term elections could result in a reversal of the liberal bias in Congress to conservative which, if it happens, should be positive for the capital markets.

As you well know, however, no one can guarantee future results.  The one thing I can assure you of is that every one of our managers will be working very hard on your behalf.

Sincerely,

Arthur D. Ally,
President

Timothy Plan Fund Performance

Fund Performance – (Unaudited)
September 30, 2010

 Strategic Growth Fund

		5 year	Average
	1 Year	Average	Annual Return
Fund/Index	Total Return	Annual Return	Since Inception
Timothy Strategic Growth Fund - Class A (With Sales Charge)	2.69%	-1.04%	-1.46%	(a)
Dow Jones Global Moderately Aggressive Portfolio Index	11.72%	3.91%	4.63%	(a)
Timothy Strategic Growth Fund - Class B	7.95%	-0.66%	-1.62%	(b)
Dow Jones Global Moderately Aggressive Portfolio Index	11.72%	3.91%	4.80%	(b)
Timothy Strategic Growth Fund - Class C*	6.90%	-0.66%	0.84%	(c)
Dow Jones Global Moderately Aggressive Portfolio Index	11.72%	3.91%	5.84%	(c)

(a) For the period October 5, 2000 (commencement of investment in accordance with objective) to September 30, 2010.
(b) For the Period October 9, 2000 (commencement of share class operations) to September 30, 2010.
(c) For the Period February 3, 2004 (commencement of share class operations) to September 30, 2010.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the Dow Jones Global Moderately Aggressive Portfolio Index on October 5, 2000 and held through September 30, 2010. The Dow Jones Global Moderately Aggressive Portfolio Index is a widely recognized index that measures global stocks, bonds, and cash which are in turn represented by multiple sub-indexes.  Performance figures include the change in value of the investments in the indexes and the reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Fund Performance

Letter from the Manager
September 30, 2010

Conservative Growth Fund

Dear Conservative Growth Fund Shareholder,

Your Conservative Growth Fund is a compilation of several of Timothy’s underlying funds and, as such, its performance is directly related to the performance of those underlying funds.  As a review, your specific asset mix is approximately as follows:

• Large/Mid Cap Value Fund	=	15.00%
• Small Cap Value Fund	=	5.00%
• Large/Mid Cap Growth Fund	=	12.00%
• Aggressive Growth Fund	=	3.00%
• Fixed Income Fund	=	30.00%
• International Fund	=	10.00%
• High Yield Bond Fund	=	10.00%
• Defensive Strategies Fund	=	15.00%

Since your performance is so directly related to our underlying funds, I am pleased to report that, in my opinion, all of our funds are now managed by firms that are as good as, if not better than, any mutual fund family in the industry.  Please refer to each individual manager’s comments within this report for more detailed information as to why the funds under their responsibility performed as they did.

As you probably have noticed, the markets have been interestingly unsettled over the past twelve months.  In fact, the S&P 500 stock index had positive performance in seven of those months and negative performance in five of those months – but, fortunately, with an upward bias.  And, I am pleased to report, nearly all of our underlying funds have performed in line with (at or near) their respective indexes.

We, along with our various fund’s sub-advisors, expect this pattern to continue into 2011 (i.e. unsettled with a slight upward bias) although we cannot guarantee that outcome.  I am hopeful, however, that the mid-term elections could result in a reversal of the liberal bias in Congress to conservative which, if it happens, should be positive for the capital markets.

As you well know, however, no one can guarantee future results.  The one thing I can assure you of is that every one of our managers will be working very hard on your behalf.

Sincerely,

Arthur D. Ally,
President

Timothy Plan Fund Performance

Fund Performance – (Unaudited)
September 30, 2010

 Convservative Growth Fund

		5 year	Average
	1 Year	Average	Annual Return
Fund/Index	Total Return	Annual Return	Since Inception
Timothy Conservative Growth Fund - Class A (With Sales Charge)	2.51%	1.07%	1.40%	(a)
Dow Jones Global Moderate Portfolio Index	10.72%	4.37%	5.23%	(a)
Timothy Conservative Growth Fund - Class B	7.68%	1.46%	1.21%	(b)
Dow Jones Global Moderate Portfolio Index	10.72%	4.37%	5.35%	(b)
Timothy Conservative Growth Fund - Class C*	6.50%	1.48%	2.30%	(c)
Dow Jones Global Moderate Portfolio Index	10.72%	4.37%	5.66%	(c)

(a) For the period October 5, 2000 (commencement of investment in accordance with objective) to September 30, 2010.
(b) For the Period October 9, 2000 (commencement of share class operations) to September 30, 2010.
(c) For the Period February 3, 2004 (commencement of share class operations) to September 30, 2010.
*With Maximum Deferred Sales Charge

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s A shares and the Dow Jones Global Moderate Portfolio Index on October 5, 2000 and held through September 30, 2010. The Dow Jones Global Moderate Portfolio Index is a widely recognized index that measures stocks, bonds, and cash which in turn are represented by multiple sub-indexes.  Performance figures include the change in value of the investments in the indexes and the reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Timothy Plan Fund Performance

Fund Profile - (Unaudited)
September 30, 2010

Aggressive Growth Fund
Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)

SBA Communications Corp. - Class A	3.30%	Information Technology	28.58%
Cash Equivalent - Fidelity Institutional Money Market Portfolio	3.02%	Health Care	17.60%
Gartner, Inc.	2.90%	Industrials	15.28%
Sapient Corp.	2.29%	Consumer Discretionary	13.71%
NICE Systems, Ltd. (ADR)	2.21%	Financials	7.67%
Bruker Corp.	2.07%	Telecommunications	6.24%
Discover Financial Services	1.85%	Energy	6.10%
Informatica Corp.	1.84%	Short-Term Investments	3.02%
Whiting Petroleum Corp.	1.74%	Materials	0.96%
Varian Medical Systems, Inc.	1.58%	Other Assets Less Liabilities	0.84%
	22.80%		100.00%

International Fund
Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)

Cash Equivalent - Fidelity Institutional Money Market Portfolio	4.74%	Financials	17.33%
Henkel AG & Co. KGaA (ADR)	4.54%	Industrials	15.77%
Keppel Corp., Ltd. (ADR)	3.90%	Consumer Discretionary	12.51%
Fresenius Medical Care AG & Co. KGaA (ADR)	3.82%	Consumer Staples	10.37%
BOC Hong Kong (Holdings), Ltd. (ADR)	3.41%	Telecommunications	9.07%
Honda Motor Co., Ltd. (ADR)	3.35%	Materials	8.96%
Singapore Telecommunications, Ltd. (ADR)	3.33%	Energy	7.38%
America Movil SAB de C.V. - Series L (ADR)	3.26%	Health Care	6.69%
DBS Group Holdings, Ltd. (ADR)	3.23%	Short-Term Investments	4.74%
Canon, Inc. (ADR)	3.14%	Utilities	4.44%
	36.72%	Information Technology	3.14%
		Liabilities in Excess of Other Assets	(0.40)%
			100.00%
Large/Mid Cap Growth Fund
Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)

Exxon Mobil Corp.	3.84%	Health Care	20.15%
Cash Equivalent - Fidelity Institutional Money Market Portfolio	3.44%	Financials	17.20%
Paychex, Inc.	3.30%	Information Technology	15.89%
Invesco, Ltd.	2.69%	Energy	12.81%
T. Rowe Price Group, Inc.	2.53%	Industrials	12.45%
Occidental Petroleum Corp.	2.11%	Consumer Discretionary	8.96%
AmerisourceBergen Corp.	2.09%	Telecommunications	4.89%
Gartner, Inc.	2.08%	Short-Term Investments	3.44%
Medco Health Solutions, Inc.	1.97%	Other Assets Less Liabilities	2.15%
Jarden Corp.	1.93%	Materials	2.06%
	25.98%		100.00%

Timothy Plan Top Ten Holdings / Industries

Fund Profile - (Unaudited)
September 30, 2010

Small Cap Value Fund
Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)

Cash Equivalent - Fidelity Institutional Money Market Portfolio	6.69%	Industrials	26.63%
Wolverine World Wide, Inc.	2.36%	Financials	23.71%
CryoLife, Inc.	2.29%	Consumer Discretionary	12.07%
Texas Capital Bancshares, Inc.	2.23%	Information Technology	9.58%
Sensient Technologies Corp.	2.22%	Energy	8.29%
Rollins, Inc.	2.19%	Short-Term Investments	6.69%
Genesee & Wyoming, Inc. - Class A	2.19%	Consumer Staples	4.30%
ManTech International Corp. - Class A	2.19%	Utilities	4.12%
Calamos Asset Management, Inc. - Class A	2.19%	Materials	3.23%
Geosources, Inc.	2.18%	Health Care	2.29%
	26.73%	Liabilities in Excess of Other Assets	(0.91)%
			100.00%

Large/Mid Cap Value Fund
Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)

Exxon Mobil Corp.	3.54%	Financials	26.41%
Deere & Co.	3.29%	Energy	20.42%
Union Pacific Corp.	2.91%	Industrials	11.68%
Emerson Electric Co.	2.82%	Health Care	10.14%
BorgWarner, Inc.	2.70%	Consumer Staples	8.88%
Flowserve Corp.	2.66%	Consumer Discretionary	8.69%
Invesco, Ltd.	2.62%	Utilities	6.79%
McKesson Corp.	2.59%	Information Technology	2.56%
Advance Auto Parts, Inc.	2.58%	Short-Term Investments	2.16%
CA, Inc.	2.56%	Materials	2.12%
	28.27%	Other Assets Less Liabilities	0.15%
			100.00%

Fixed Income Fund
Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)

Cash Equivalent - Fidelity Institutional Money Market Portfolio	16.21%	Government	27.88%
GNMA Pool 4520, 5.00%, 08/20/2039	4.69%	Mortgage-Backed Securities	25.28%
TIPS, 2.00%, 01/15/2014	4.22%	Short-Term Investments	16.21%
U.S. Treasury Note, 3.50%, 05/15/2020	4.02%	Financials	9.94%
GNMA Pool 717072, 5.00%, 05/15/2039	3.55%	TIPS	6.93%
U.S. Treasury Note, 4.75%, 05/15/2014	3.46%	Energy	6.17%
U.S. Treasury Note, 3.875%, 05/15/2018	3.34%	Utilities	4.97%
U.S. Treasury Bond, 3.125%, 05/15/2019	3.14%	Consumer Discretionary	3.72%
GNMA Pool 4541, 5.00%, 09/20/2039	2.88%	Industrials	2.92%
TIPS, 2.50%, 07/15/2016	2.72%	Telecommunications	0.80%
	48.23%	Information Technology	0.79%
		Liabilities in Excess of Other Assets	(5.61)%
			100.00%

Timothy Plan Top Ten Holdings / Industries

Fund Profile - (Unaudited)
September 30, 2010

High Yield Bond Fund
Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)

Omnicare, Inc., 7.75%, 06/01/2020	4.54%	Energy	35.01%
Cricket Communications, Inc., 9.375% 11/01/2014	2.64%	Industrials	16.89%
Goodyear Tire & Rubber Co., 10.50%, 05/15/2016	2.51%	Consumer Discretionary	10.60%
Lyondell Chemical Co., 8.00%, 11/01/2017	2.42%	Utilities	9.82%
United Rentals North America, Inc., 9.25%, 12/15/2019	2.40%	Financials	9.19%
Cloud Peak Energy Resources LLC, 8.50%, 12/15/2019	2.38%	Materials	5.61%
Navistar International Corp., 8.25%, 11/01/2021	2.37%	Telecommunications	4.92%
Nova Chemicals Corp., 8.625%, 11/01/2019	2.35%	Health Care	4.54%
Intergen NV, 9.00%, 06/30/2017	2.34%	Other Assets Less Liabilities	2.19%
Navios Maritime Holdings, Inc., 8.875%, 11/01/2017	2.34%	Short-Term Investments	1.23%
	26.29%		100.00%

Defensive Strategies Fund
Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)

PowerShares DB Agriculture Fund	8.82%	TIPS	44.07%
PowerShares DB Energy Fund	6.62%	ETFs	30.92%
TIPS, 2.375%, 01/15/2017	6.55%	REITs	18.52%
Cash Equivalent - Fidelity Institutional Money Market Portfolio	6.13%	Short-Term Investments	6.13%
PowerShares DB Base Metals Fund	5.48%	Consumer Discretionary	0.18%
TIPS, 2.375%, 01/15/2025	5.31%	Other Assets Less Liabilities	0.18%
TIPS, 2.125%, 01/15/2019	4.95%		100.00%
TIPS, 2.00%, 07/15/2014	4.55%
TIPS, 2.00%, 01/15/2016	4.36%
PowerShares DB Commodity Index Tracking Fund	4.17%
	56.94%

Money Market Fund
Top Ten Holdings		Industries
(% of Net Assets)		(% of Net Assets)

U.S. Treasury Bill, 0.12%, 10/07/2010	11.59%	U.S. Treasuries	89.99%
U.S. Treasury Bill, 0.10%, 10/14/2010	11.20%	Money Market Instruments	9.92%
U.S. Treasury Bill, 0.13%, 10/21/2010	11.20%	Other Assets Less Liabilities	0.09%
U.S. Treasury Bill, 0.14%, 10/28/2010	11.20%		100.00%
U.S. Treasury Bill, 0.13%, 11/04/2010	11.20%
U.S. Treasury Bill, 0.13%, 11/12/2010	11.20%
U.S. Treasury Bill, 0.13%, 11/18/2010	11.20%
U.S. Treasury Bill, 0.15%, 11/26/2010	11.20%
Cash Equivalent - Fidelity Institutional Money Market Portfolio	9.92%
	99.91%

Timothy Plan Top Ten Holdings / Industries

Fund Profile - (Unaudited)
September 30, 2010

Strategic Growth Fund		Conservative Growth Fund

Asset Allocation		Asset Allocation
(% of Net Assets)		(% of Net Assets)

International	25.22%	Fixed Income	29.88%
Large/Mid Cap Growth	20.23%	Defensive Strategies	14.97%
Large/Mid Cap Value	19.94%	Large/Mid Cap Value	14.97%
High Yield Bond	9.69%	Large/Mid Cap Growth	12.03%
Defensive Strategies	9.67%	International	10.03%
Aggressive Growth	7.67%	High Yield Bond	9.95%
Small Cap Value	7.52%	Small Cap Value	5.05%
Short-Term Investments	0.13%	Aggressive Growth	3.04%
Liabilities in Excess of Other Assets	(0.07)%	Other Assets Less Liabilities	0.08%
	100.00%		100.00%

Timothy Plan Top Ten Holdings / Industries

Expense Examples – (Unaudited)
September 30, 2010

As a shareholder of a Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs”, (in dollars) of investing in each Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2010, through September 30, 2010.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

AGGRESSIVE GROWTH FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*

			4/1/2010 through
	4/1/2010	9/30/2010	9/30/2010

Actual - Class A	$1,000.00	$1,048.36	$9.46
Hypothetical - Class A **	$1,000.00	$1,015.83	$9.31
Actual - Class B	$1,000.00	$1,042.02	$13.27
Hypothetical - Class B **	$1,000.00	$1,012.07	$13.08
Actual - Class C	$1,000.00	$1,044.03	$13.29
Hypothetical - Class C **	$1,000.00	$1,012.07	$13.08

*
Expenses are equal to the  Fund’s annualized expense ratio of 1.84% for Class A, 2.59% for Class B, and 2.59% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Aggressive Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 4.84% for Class A, 4.20% for Class B, and 4.40% for Class C for the six-month period of April 1, 2010, to September 30, 2010.

** Assumes a 5% return before expenses.

INTERNATIONAL FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*

			4/1/2010 through
	4/1/2010	9/30/2010	9/30/2010

Actual - Class A	$1,000.00	$985.93	$8.62
Hypothetical - Class A **	$1,000.00	$1,016.39	$8.75
Actual - Class C	$1,000.00	$983.14	$12.33
Hypothetical - Class C **	$1,000.00	$1,012.63	$12.51

Timothy Plan Expense Examples

Expense Examples – (Unaudited)
September 30, 2010

*
Expenses are equal to the  Fund’s annualized expense ratio of 1.73% for Class A and 2.48% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The International Fund’s ending account value on the first line of each share class in the table is based on its actual total return of -1.41% for Class A and -1.69% for Class C for the six-month period of April 1, 2010, to September 30, 2010.

** Assumes a 5% return before expenses.

LARGE/MID CAP GROWTH FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*

			4/1/2010 through
	4/1/2010	9/30/2010	9/30/2010

Actual - Class A	$1,000.00	$1,006.72	$8.34
Hypothetical - Class A **	$1,000.00	$1,016.75	$8.39
Actual - Class B	$1,000.00	$1,001.81	$12.05
Hypothetical - Class B **	$1,000.00	$1,013.03	$12.12
Actual - Class C	$1,000.00	$1,003.62	$12.10
Hypothetical - Class C **	$1,000.00	$1,012.99	$12.16

*
Expenses are equal to the  Fund’s annualized expense ratio of 1.66% for Class A, 2.40% for Class B, and 2.41% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 0.67% for Class A, 0.18% for Class B, and 0.36% for Class C for the six-month period of April 1, 2010, to September 30, 2010.

** Assumes a 5% return before expenses.

SMALL CAP VALUE FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*

			4/1/2010 through
	4/1/2010	9/30/2010	9/30/2010

Actual - Class A	$1,000.00	$982.58	$7.87
Hypothetical - Class A **	$1,000.00	$1,017.13	$8.01
Actual - Class B	$1,000.00	$977.91	$11.56
Hypothetical - Class B **	$1,000.00	$1,013.38	$11.77
Actual - Class C	$1,000.00	$979.06	$11.58
Hypothetical - Class C **	$1,000.00	$1,013.37	$11.78

*
Expenses are equal to the  Fund’s annualized expense ratio of  1.58% for Class A, 2.33% for Class B, and 2.33 % for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Small Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of -1.74% for Class A, -2.21% for Class B, and -2.09% for Class C for the six-month period of April 1, 2010, to September 30, 2010.

** Assumes a 5% return before expenses.

LARGE/MID CAP VALUE FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*

			4/1/2010 through
	4/1/2010	9/30/2010	9/30/2010

Actual - Class A	$1,000.00	$1,023.34	$8.02
Hypothetical - Class A **	$1,000.00	$1,017.14	$8.00
Actual - Class B	$1,000.00	$1,019.05	$11.79
Hypothetical - Class B **	$1,000.00	$1,013.39	$11.75
Actual - Class C	$1,000.00	$1,019.08	$11.80
Hypothetical - Class C **	$1,000.00	$1,013.38	$11.77

Timothy Plan Expense Examples

Expense Examples – (Unaudited)
September 30, 2010

*
Expenses are equal to the  Fund’s annualized expense ratio of 1.58% for Class A, 2.33% for Class B, and 2.33% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 2.33 % for Class A, 1.91% for Class B, and 1.91% for Class C for the six-month period of April 1, 2010, to September 30, 2010.

** Assumes a 5% return before expenses.

FIXED INCOME FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*

			4/1/2010 through
	4/1/2010	9/30/2010	9/30/2010

Actual - Class A	$1,000.00	$1,052.44	$6.23
Hypothetical - Class A **	$1,000.00	$1,019.00	$6.13
Actual - Class B	$1,000.00	$1,048.70	$10.04
Hypothetical - Class B **	$1,000.00	$1,015.26	$9.88
Actual - Class C	$1,000.00	$1,049.47	$10.08
Hypothetical - Class C **	$1,000.00	$1,015.23	$9.91

*
Expenses are equal to the  Fund’s annualized expense ratio of 1.21% for Class A, 1.96% for Class B, and 1.96% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Fixed Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 5.24% for Class A, 4.87% for Class B, and 4.95% for Class C for the six-month period of April 1, 2010, to September 30, 2010.

** Assumes a 5% return before expenses.

HIGH YIELD BOND FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*

			4/1/2010 through
	4/1/2010	9/30/2010	9/30/2010

Actual - Class A	$1,000.00	$1,060.11	$7.32
Hypothetical - Class A **	$1,000.00	$1,017.96	$7.17
Actual - Class C	$1,000.00	$1,057.13	$11.20
Hypothetical - Class C **	$1,000.00	$1,014.18	$10.97

*
Expenses are equal to the  Fund’s annualized expense ratio of 1.42% for Class A and 2.17% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The High Yield Bond Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 6.01% for Class A and 5.71% for Class C for the six-month period of April 1, 2010, to September 30, 2010.

** Assumes a 5% return before expenses.

DEFENSIVE STRATEGIES FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*

			4/1/2010 through
	4/1/2010	9/30/2010	9/30/2010

Actual - Class A	$1,000.00	$1,061.21	$7.76
Hypothetical - Class A **	$1,000.00	$1,017.54	$7.60
Actual - Class C	$1,000.00	$1,056.36	$11.66
Hypothetical - Class C **	$1,000.00	$1,013.73	$11.41

*
Expenses are equal to the  Fund’s annualized expense ratio of 1.50% for Class A and 2.26% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Defensive Strategies Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 6.12% for Class A and 5.64% for Class C for the period of April 1, 2010, to September 30, 2010.

** Assumes a 5% return before expenses.

Timothy Plan Expense Examples

Expense Examples – (Unaudited)
September 30, 2010

MONEY MARKET FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*

			4/1/2010 through
	4/1/2010	9/30/2010	9/30/2010

Actual	$1,000.00	$1,000.45	$0.25
Hypothetical **	$1,000.00	$1,024.82	$0.25

*
Expenses are equal to the  Fund’s annualized expense ratio of 0.05%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Money Market Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 0.05% for the six-month period of April 1, 2010, to September 30, 2010.

** Assumes a 5% return before expenses.

STRATEGIC GROWTH FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*

			4/1/2010 through
	4/1/2010	9/30/2010	9/30/2010

Actual - Class A	$1,000.00	$1,014.06	$5.58
Hypothetical - Class A **	$1,000.00	$1,019.52	$5.60
Actual - Class B	$1,000.00	$1,009.92	$9.35
Hypothetical - Class B **	$1,000.00	$1,015.77	$9.38
Actual - Class C	$1,000.00	$1,009.95	$9.35
Hypothetical - Class C **	$1,000.00	$1,015.76	$9.38

*
Expenses are equal to the  Fund’s annualized expense ratio of 1.11% for Class A, 1.86% for Class B, and 1.86% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Strategic Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 1.41% for Class A, 0.99% for Class B, and 1.00% for Class C for the six-month period of April 1, 2010, to September 30, 2010.

** Assumes a 5% return before expenses.

CONSERVATIVE GROWTH FUND
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*

			4/1/2010 through
	4/1/2010	9/30/2010	9/30/2010

Actual - Class A	$1,000.00	$1,031.54	$5.67
Hypothetical - Class A **	$1,000.00	$1,019.49	$5.64
Actual - Class B	$1,000.00	$1,028.33	$9.45
Hypothetical - Class B **	$1,000.00	$1,015.75	$9.39
Actual - Class C	$1,000.00	$1,027.16	$9.47
Hypothetical - Class C **	$1,000.00	$1,015.73	$9.42

*
Expenses are equal to the  Fund’s annualized expense ratio of 1.11% for Class A, 1.86% for Class B, and 1.86% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Conservative Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 3.15% for Class A, 2.83% for Class B, and 2.72% for Class C for the six-month period of April 1, 2010, to September 30, 2010.

** Assumes a 5% return before expenses.

Timothy Plan Expense Examples

Schedule of Investments | Aggressive Growth
As of September 30, 2010

Common Stocks - 96.14%
Number of Shares		Fair Value

	BANKS - 0.93%
3,640	Signature Bank *	$141,378

	CHEMICALS - 0.96%
9,192	Solutia, Inc. *	147,256

	CONSUMER GOODS - 2.27%
6,899	Jarden Corp.	214,766
3,200	Steven Madden, Ltd. *	131,392
		346,158

	EDUCATION - 2.18%
2,738	DeVry, Inc.	134,737
6,845	K12, Inc. *	198,710
		333,447

	FINANCIAL / INVESTMENT SERVICES - 5.65%
2,125	Cardtronics, Inc. *	32,789
16,909	Discover Financial Services	282,042
1,849	Greenhill & Co., Inc.	146,663
9,702	Invesco, Ltd.	205,973
4,515	MSCI, Inc. - Class A *	149,943
4,375	PennantPark Investment Corp.	46,419
		863,829

	HEALTHCARE - 10.57%
22,540	Bruker Corp.*	316,236
3,005	Catalyst Health Solutions, Inc. *	105,806
3,780	Cepheid, Inc. *	70,724
888	Dendreon Corp. *	36,568
4,324	Express Scripts, Inc.*	210,579
1,570	HMS Holdings Corp. *	92,536
5,000	Incyte Corp. Ltd. *	79,950
6,835	MedAssets, Inc. *	143,808
3,350	Nektar Therapeutics *	49,480
3,147	Sirona Dental Systems, Inc. *	113,418
2,730	SXC Health Solutions Corp. *	99,563
3,990	Varian Medical Systems, Inc. *	241,395
3,867	Wright Medical Group, Inc. *	55,723
		1,615,786

	INDUSTRIALS / MACHINERY - 8.97%
13,725	AerCap Holdings NV *	162,367
4,569	Babcock & Wilcox Co. *	97,228
3,100	Baldor Electric Co.	125,240
845	Flowserve Corp.	92,460
3,888	Gardner Denver, Inc.	208,708

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Aggressive Growth

As of September 30, 2010

Common Stocks - 96.14% (continued)
Number of Shares		Fair Value

	INDUSTRIALS / MACHINERY - 8.97% (continued)
2,491	Goodrich Corp.	$183,661
2,895	Greif, Inc. - Class A	170,342
2,887	Ingersoll-Rand Plc	103,095
5,435	Kennametal, Inc.	168,105
4,788	Orion Marine Group, Inc.*	59,419
		1,370,625

	INFORMATION TECHNOLOGY - 19.87%
2,996	Advent Software, Inc. *	156,361
6,061	Ariba, Inc. *	114,553
23,199	Art Technology Group, Inc. *	95,812
11,328	Brightpoint, Inc. *	79,183
3,481	Cognizant Technology Solutions Corp. - Class A *	224,420
4,766	Concur Technologies, Inc. *	235,631
2,258	Equinix, Inc.*	231,106
926	F5 Networks, Inc. *	96,128
15,062	Gartner, Inc. *	443,425
8,410	iGate Corp.	152,557
7,325	Informatica Corp. *	281,353
4,065	MICROS Systems, Inc. *	172,071
7,245	Parametric Technology Corp. *	141,567
4,750	Plexus Corp. *	139,413
8,275	Rackspace Hosting, Inc. *	214,985
7,015	Radiant Systems, Inc. *	119,957
4,237	VanceInfo Technologies, Inc. (ADR) *	137,025
		3,035,547

	INSTRUMENTS - 1.34%
1,647	Mettler-Toledo International, Inc. *	204,953

	INSURANCE - 1.09%
9,761	Assured Guaranty, Ltd.	167,011

	MISCELLANEOUS SERVICES - 8.04%
2,263	Alliance Data Systems Corp. *	147,683
2,875	Ancestry.com, Inc. *	65,435
3,600	Constant Contact, Inc. *	77,148
1,675	Discovery Communications, Inc. - Class A *	72,946
6,400	Gaylord Entertainment Co. *	195,200
4,581	GSI Commerce, Inc. *	113,151
15,155	Kforce, Inc. *	207,927
29,189	Sapient Corp.	349,392
		1,228,882

	OIL / NATURAL GAS - 6.09%
12,575	EXCO Resources, Inc.	186,990
2,200	Lufkin Industries, Inc.	96,580
16,859	Rex Energy Corp. *	215,795
8,467	Venoco, Inc. *	166,207
2,786	Whiting Petroleum Corp. *	266,091
		931,663

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Aggressive Growth

As of September 30, 2010

Common Stocks - 96.14% (continued)
Number of Shares		Fair Value

	PHARMACEUTICALS - 5.69%
1,789	Alexion Pharmaceuticals, Inc. *	$115,140
1,200	Human Genome Sciences, Inc. *	35,748
5,645	Impax Laboratories, Inc. *	111,771
8,930	Isis Pharmaceuticals, Inc. *	75,012
1,653	Regeneron Pharmaceuticals, Inc. *	45,292
5,483	Salix Pharmaceuticals, Ltd. *	217,785
2,700	Savient Pharmaceuticals, Inc. *	61,749
3,699	United Therapeutics Corp. *	207,181
		869,678

	RESTAURANTS - 1.42%
1,675	PF Chang's China Bistro, Inc.	77,385
9,958	Texas Roadhouse, Inc. *	140,009
		217,394

	RETAIL - 6.09%
4,325	Citi Trends, Inc. *	104,708
3,597	Fossil, Inc. *	193,483
3,260	Group 1 Automotive, Inc. *	97,409
1,725	Jo-Ann Stores, Inc. *	76,849
2,408	Kohl's Corp. *	126,853
2,402	O'Reilly Automotive, Inc. *	127,786
6,975	Ulta Salon Cosmetics & Fragrance, Inc. *	203,670
		930,758

	SEMICONDUCTORS - 4.75%
16,388	Cypress Semiconductor Corp. *	206,161
10,073	Marvell Technology Group, Ltd. *	176,378
5,037	Netlogic Microsystems, Inc. *	138,920
1,891	Silicon Laboratories, Inc. *	69,305
6,550	Skyworks Solutions, Inc. *	135,454
		726,218

	TELECOMMUNICATIONS - 6.24%
5,202	Aruba Networks, Inc. *	111,011
10,796	NICE Systems, Ltd. (ADR) *	337,807
12,510	SBA Communications Corp. - Class A *	504,153
		952,971

	TRANSPORTATION - 3.99%
4,182	Atlas Air Worldwide Holdings, Inc. *	210,355
2,775	CH Robinson Worldwide, Inc.	194,028
1,750	Hub Group, Inc. - Class A *	51,205
16,070	RailAmerica, Inc. *	154,754
		610,342

	Total Common Stocks (cost $11,897,804)	14,693,896

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Aggressive Growth

As of September 30, 2010

Money Market Fund - 3.02%
Number of Shares		Fair Value

461,632	Fidelity Institutional Money Market Portfolio, 0.20% (A)	$461,632

	Total Money Market Fund (cost $461,632)	461,632

	TOTAL INVESTMENTS (cost $12,359,436) - 99.16%	$15,155,528

	OTHER ASSETS LESS LIABILITIES - 0.84%	128,102

	NET ASSETS - 100.00%	$15,283,630

(ADR) American Depositary Receipt.
* Non-income producing securities.
(A) Variable rate security; the rate shown represents the yield at September 30, 2010.
The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | International

As of September 30, 2010

Common Stocks - 95.66%
Number of Shares		Fair Value

	AUTOMOTIVE - 5.01%
40,000	Fiat SpA (ADR) (B)	$614,000
35,000	Honda Motor Co., Ltd. (ADR)	1,245,650
		1,859,650

	BANKS - 11.04%
25,600	Banco Bradesco SA (ADR)	521,728
20,000	BOC Hong Kong (Holdings), Ltd. (ADR) (B)	1,265,600
28,000	DBS Group Holdings, Ltd. (ADR) (B)	1,201,200
19,400	Intesa Sanpaolo SpA (ADR) (B)	377,136
64,000	Societe Generale (ADR) (B)	734,720
		4,100,384

	BUILDING & CONSTRUCTION - 4.43%
28,900	Desarrolladora Homex SAB de C.V. (ADR) *	935,493
28,000	Vinci SA (ADR) (B)	349,440
109,000	Wienerberger AG (ADR) (B) *	359,068
		1,644,001

	CHEMICALS - 7.06%
12,500	Agrium, Inc.	937,375
37,400	Henkel AG & Co. KGaA (ADR) (B)	1,684,870
		2,622,245

	CONSUMER GOODS - 6.49%
33,550	FUJIFILM Holdings Corp. (ADR) (B)	1,107,150
14,000	Kerry Group PLC (ADR) (B)	491,870
36,000	Shiseido Co, Ltd. (ADR)(B)	811,080
		2,410,100

	DIVERSIFIED OPERATIONS - 6.96%
106,000	Keppel Corp., Ltd. (ADR) (B)	1,449,020
24,000	Mitsubishi Corp. (ADR) (B)	1,134,720
		2,583,740

	ELECTRIC POWER - 4.44%
60,000	Hongkong Electric Holdings, Ltd. (ADR) (B)	363,000
12,000	International Power PLC (ADR) (B)	732,000
8,200	RWE AG (ADR)(B)	552,680
		1,647,680

	FINANCIAL / INVESTMENT SERVICES - 2.49%
164,000	3i Group PLC (ADR) (B)	370,197
14,500	ORIX Corp. (ADR)	554,770
		924,967

	HEALTHCARE - 6.69%
23,000	Fresenius Medical Care AG & Co. KGaA (ADR)	1,420,020
23,500	Smith & Nephew PLC (ADR)	1,066,900
		2,486,920

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | International

As of September 30, 2010

Common Stocks - 95.66% (continued)
Number of Shares		Fair Value

	INDUSTRIALS - 4.40%
33,000	Atlas Copco AB - Class B (ADR) (B)	$580,800
63,000	Cookson Group PLC (ADR) (B) *	543,035
23,000	Nidec Corp. (ADR)	511,750
		1,635,585

	INFORMATION TECHNOLOGY - 3.14%
25,000	Canon, Inc. (ADR)	1,168,000

	INSURANCE - 3.80%
26,000	Tokio Marine Holdings, Inc. (ADR) (B)	698,360
30,500	Zurich Financial Services AG (ADR) (B)	712,175
		1,410,535

	MINERALS & MINING - 6.44%
32,380	Anglo American plc (ADR) (B)	643,391
58,000	Thompson Creek Metals Co., Inc. *	625,240
40,500	Vale SA (ADR)	1,123,875
		2,392,506

	OIL / NATURAL GAS - 7.38%
32,780	Petroleo Brasileiro S.A. (ADR)	1,075,840
33,668	Statoil ASA (ADR)	706,354
18,600	Total S.A. (ADR)	959,760
		2,741,954

	RETAIL - 2.32%
37,000	William Morrison Supermarkets plc (ADR) (B)	862,840

	SERVICES - 4.50%
44,000	ABB, Ltd. (ADR) *	929,280
30,600	Focus Media Holding, Ltd. (ADR) *	743,580
		1,672,860

	TELECOMMUNICATIONS - 9.07%
22,700	America Movil SAB de C.V. - Series L (ADR)	1,210,591
52,000	Singapore Telecommunications, Ltd. (ADR) (B)	1,238,120
55,000	Turkcell Iletisim Hizmetleri AS (ADR)	921,800
		3,370,511

	Total Common Stocks (cost $31,626,535)	35,534,478

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | International

As of September 30, 2010

Money Market Fund - 4.74%
Number of Shares	Fair Value

1,760,671	Fidelity Institutional Money Market Portfolio, 0.20% (A)	$1,760,671

Total Money Market Fund (cost $1,760,671)	1,760,671

TOTAL INVESTMENTS (cost $33,387,206) - 100.40%	$37,295,149

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.40)%	(147,541)

NET ASSETS - 100.00%	$37,147,608

(ADR) American Depositary Receipt.
* Non-income producing securities.
(A) Variable rate security; the rate shown represents the yield at September 30, 2010.
(B) Securities are priced using an evaluated bid provided by an independent pricing source, which is based on the Fund's Good Faith Pricing Guidelines.
Such values are approved by the Board of Trustees and are considered Level 2 securities in accordance with GAAP valuation methods.
The total value of such securities at September 30, 2010 is $18,876,472, which represents 51% of net assets.

Diversification of Assets
Country	Percentage of Net Assets
Austria	0.96%
Brazil	7.33%
Canada	4.21%
China	2.00%
France	5.50%
Germany	9.85%
Hong Kong	4.38%
Ireland	1.32%
Italy	2.67%
Japan	19.47%
Mexico	5.78%
Norway	1.90%
Singapore	10.47%
Sweden	1.56%
Switzerland	4.42%
Turkey	2.48%
United Kingdom	11.36%
Total	95.66%
Money Market Funds	4.74%
Liabilities in Excess of Other Assets	-0.40%
Grand Total	100.00%

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Large/Mid Cap Growth

As of September 30, 2010

Common Stocks - 94.41%
Number of Shares		Fair Value

	CONSUMER GOODS - 3.74%
14,480	Emerson Electric Co.	$762,517
26,050	Jarden Corp.	810,936
		1,573,453

	DIVERSIFIED OPERATIONS - 0.69%
8,150	Ingersoll-Rand PLC	291,036

	EDUCATION - 0.79%
6,795	DeVry, Inc.	334,382

	FINANCIAL / INVESTMENT SERVICES - 12.78%
6,800	Affliiated Managers Group, Inc. *	530,468
43,050	Discover Financial Services	718,074
6,000	Franklin Resources, Inc.	641,400
6,225	Greenhill & Co., Inc.	493,767
53,355	Invesco, Ltd.	1,132,727
14,175	MSCI, Inc. - Class A *	470,752
16,050	SEI Investments Co.	326,457
21,250	T. Rowe Price Group, Inc.	1,063,881
		5,377,526

	HEALTHCARE - 16.12%
28,660	AmerisourceBergen Corp.	878,716
51,565	Bruker Corp. *	723,457
6,870	C.R. Bard, Inc.	559,424
12,230	Covidien PLC	491,524
7,110	DaVita, Inc. *	490,803
3,498	Dendreon Corp. *	144,048
14,960	Express Scripts, Inc. *	728,552
15,900	Medco Health Solutions, Inc. *	827,754
12,570	Patterson Cos, Inc.	360,130
12,600	St. Jude Medical, Inc. *	495,684
9,270	Sirona Dental Systems, Inc. *	334,091
12,400	Varian Medical Systems, Inc. *	750,200
		6,784,383

	INDUSTRIALS / MACHINERY - 10.51%
13,422	Babcock & Wilcox Co. *	285,620
5,200	Danaher Corp.	211,172
3,150	Flowserve Corp.	344,673
12,475	Gardner Denver, Inc.	669,658
10,550	Goodrich Corp.	777,851
10,589	Greif, Inc. - Class A	623,057
22,350	Johnson Controls, Inc.	681,675
16,900	Kennametal, Inc.	522,717
7,370	Pall Corp.	306,887
		4,423,310

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Large/Mid Cap Growth

As of September 30, 2010

Common Stocks - 94.41% (Continued)
Number of Shares		Fair Value

	INFORMATION TECHNOLOGY - 11.90%
8,700	Cognizant Technology Solutions Corp. - Class A *	$560,889
11,000	Concur Technologies, Inc. *	543,840
7,140	Equinix, Inc. *	730,779
2,295	F5 Networks, Inc. *	238,244
10,000	FLIR Systems, Inc. *	257,000
29,793	Gartner, Inc. *	877,106
13,196	Informatica Corp. *	506,858
29,000	Jabil Circuit, Inc.	417,890
13,000	MICROS Systems, Inc. *	550,290
12,475	Rackspace Hosting, Inc. *	324,101
		5,006,997

	INSTRUMENTS - 3.28%
6,095	Mettler-Toledo International, Inc. *	758,462
13,000	Thermo Fisher Scientific, Inc. *	622,440
		1,380,902

	INSURANCE - 1.13%
27,801	Assured Guaranty, Ltd	475,675

	MISCELLANEOUS SERVICES - 6.31%
6,910	Alliance Data Systems Corp. *	450,947
5,330	Aptargroup, Inc.	243,421
3,500	Discovery Communications, Inc. - Class A *	152,425
50,490	Paychex, Inc.	1,387,970
35,100	Sapient Corp.	420,147
		2,654,910

	OIL & NATURAL GAS - 12.81%
9,150	Cameron International Corp. *	393,084
39,100	EXCO Resources, Inc.	581,417
26,170	Exxon Mobil Corp.	1,617,044
11,350	Occidental Petroleum Corp.	888,705
30,870	Statoil ASA (ADR)	647,653
7,650	Sunoco, Inc.	279,225
12,300	Valero Energy Corp.	215,373
8,040	Whiting Petroleum Corp. *	767,900
		5,390,401

	PHARMACEUTICALS - 2.55%
3,145	Alexion Pharmaceuticals, Inc. *	202,412
5,775	Human Genome Sciences, Inc. *	172,037
9,130	Salix Pharmaceuticals, Ltd. *	362,644
6,020	United Therapeutics Corp. *	337,180
		1,074,273

	RETAIL - 2.45%
6,500	Kohl's Corp. *	342,420
6,164	O'Reilly Automotive, Inc. *	327,925
12,320	Ulta Salon Cosmetics & Fragrance, Inc. *	359,744
		1,030,089

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Large/Mid Cap Growth

As of September 30, 2010

Common Stocks - 94.41% (Continued)
Number of Shares		Fair Value

	SEMICONDUCTORS - 2.99%
28,950	Marvell Technology Group, Ltd. *	$506,914
21,120	NVIDIA Corp. *	246,682
4,600	Silicon Laboratories, Inc. *	168,590
16,210	Skyworks Solutions, Inc. *	335,223
		1,257,409

	TELECOMMUNICATIONS - 4.89%
10,000	L-3 Communications Holdings, Inc.	722,700
20,850	NICE Systems, Ltd. (ADR) *	652,396
16,975	SBA Communications Corp. - Class A *	684,093
		2,059,189

	TRANSPORTATION - 1.47%
8,875	CH Robinson Worldwide, Inc.	620,540

	Total Common Stocks (cost $35,786,470)	39,734,475

Money Market Fund - 3.44%
Number of Shares		Fair Value

1,447,190	Fidelity Institutional Money Market Portfolio, 0.20% (A)	1,447,190

	Total Money Market Fund (cost $1,447,190)	1,447,190

	TOTAL INVESTMENTS (cost $37,233,660) - 97.85%	$41,181,665

	OTHER ASSETS LESS LIABILITIES - 2.15%	906,795

	NET ASSETS - 100.00%	$42,088,460

*Non-income producing securities.
(ADR) American Depositary Receipt.
(A) Variable rate security; the rate shown represents the yield at September 30, 2010.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Small Cap Value

As of September 30, 2010

Common Stocks - 90.11%
Number of Shares		Fair Value

	AEROSPACE EQUIPMENT - 3.24%
28,500	Moog, Inc. - Class A *	$1,012,035
13,500	Teledyne Technologies, Inc. *	537,570
		1,549,605

	BANKS - 13.43%
13,908	Bancfirst Corp.	562,718
25,274	Chemical Financial Corp.	521,655
31,600	East West Bancorp., Inc.	514,448
2,902	First Citizens BancShares, Inc. - Class A	537,654
30,200	First Financial Bancorp	503,736
53,600	FirstMerit Corp.	981,952
8,073	Suffolk Bancorp	204,408
12,450	SVB Financial Group *	526,884
61,726	Texas Capital Bancshares, Inc. *	1,066,008
28,100	UMB Financial Corp.	997,831
		6,417,294

	CHEMICALS - 2.22%
34,759	Sensient Technologies Corp.	1,059,802

	CONSTRUCTION - 4.25%
36,400	Astec Industries, Inc. *	1,038,492
38,417	Layne Christensen Co. *	994,616
		2,033,108

	CONSUMER GOODS - 4.56%
13,200	Diamond Foods, Inc.	541,068
16,400	Jarden Corp.	510,532
38,800	Wolverine World Wide, Inc.	1,125,588
		2,177,188

	ELECTRIC POWER - 4.12%
46,900	Avista Corp.	979,272
33,400	Cleco Corp.	989,308
		1,968,580

	FINANCIAL & INVESTMENT SERVICES - 4.08%
90,817	Calamos Asset Management, Inc. - Class A	1,044,396
72,900	Knight Capital Group, Inc. - Class A *	903,231
		1,947,627

	HEALTHCARE - 2.29%
180,120	CryoLife, Inc. *	1,093,328

	INDUSTRIALS - 11.56%
41,483	AAON, Inc.	975,680
17,598	A.O. Smith Corp.	1,018,748
29,300	Kaydon Corp.	1,013,780
11,200	Lennox International, Inc.	466,928
72,787	Twin Disc, Inc.	1,015,379
21,600	Wabtec Corp.	1,032,264
		5,522,779

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Small Cap Value

As of September 30, 2010

Common Stocks - 90.11% (Continued)
Number of Shares		Fair Value

	INFORMATION TECHNOLOGY - 7.46%
30,791	Benchmark Electronics, Inc.*	$504,972
26,400	ManTech International Corp. - Class A *	1,045,440
40,900	Quest Software, Inc. *	1,005,731
35,800	SYNNEX Corp. *	1,007,412
		3,563,555

	INSURANCE - 2.09%
20,482	Infinity Property & Casualty Corp.	998,907

	MINING - 1.01%
44,700	Thompson Creek Metals Company, Inc. *	481,866

	MISCELLANEOUS SERVICES - 5.63%
22,500	Dawson Geophysical Co. *	599,625
12,800	John Wiley & Sons, Inc. - Class A	523,008
23,300	Rent-A-Center, Inc.	521,454
44,800	Rollins, Inc.	1,047,424
		2,691,511

	OIL & NATURAL GAS - 7.04%
22,600	Approach Resources, Inc. *	252,668
35,900	Atlas Energy, Inc. *	1,028,176
65,465	Georesources, Inc. *	1,040,894
81,300	Rex Energy Corp. *	1,040,640
		3,362,378

	RESTAURANTS - 2.18%
39,500	Papa Johns International, Inc. *	1,042,010

	RETAIL - 7.45%
12,200	BJ's Wholesale Club, Inc. *	506,300
10,856	Childrens Place Retail Stores, Inc./The *	529,447
35,700	Finish Line, Inc./The - Class A	496,587
22,900	Jo-Ann Stores, Inc. *	1,020,195
69,597	Spartan Stores, Inc.	1,009,157
		3,561,686

	SEMICONDUCTORS - 2.12%
56,400	MKS Instruments, Inc. *	1,014,072

	TRANSPORTATION - 5.38%
24,100	Genesee & Wyoming, Inc. - Class A *	1,045,699
26,864	Landstar System, Inc.	1,037,488
32,781	Saia Inc. *	489,420
		2,572,607

	Total Common Stocks (cost $39,797,097)	43,057,903

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Small Cap Value

As of September 30, 2010

REITs - 4.11%
Number of Shares		Fair Value

18,600	Equity Lifestyle Properties, Inc.	1,013,328
40,600	Healthcare Realty Trust, Inc.	949,634

	Total REITs (cost $1,834,193)	1,962,962

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Small Cap Value

As of September 30, 2010

Money Market Fund - 6.69%
Number of Shares		Fair Value

3,195,474	Fidelity Institutional Money Market Portfolio, 0.20% (A)	$3,195,474

	Total Money Market Fund (cost $3,195,474)	3,195,474

	TOTAL INVESTMENTS (cost $44,826,764) - 100.91%	$48,216,339

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.91)%	(434,466)

	NET ASSETS - 100.00%	$47,781,873

* Non-income producing securities.
(A) Variable rate security; the rate shown represents the yield at September 30, 2010.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Large/Mid Cap Value

As of September 30, 2010

Common Stocks - 90.72%
Number of Shares		Fair Value

	BANKS - 1.90%
72,000	BB&T Corp.	$1,733,760

	CONSUMER GOODS - 12.04%
46,900	BorgWarner, Inc. *	2,467,878
56,900	Dr Pepper Snapple Group, Inc.	2,021,088
48,800	Emerson Electric Co.	2,569,808
33,400	JM Smucker Co./The	2,021,702
66,800	Sysco Corp.	1,905,136
		10,985,612

	ELECTRIC POWER - 6.79%
57,800	American Electric Power Co., Inc.	2,094,094
47,000	Dominion Resources, Inc.	2,052,020
53,300	FirstEnergy Corp.	2,054,182
		6,200,296

	FINANCIAL & INVESTMENT SERVICES - 8.49%
10,900	BlackRock, Inc.	1,855,725
57,800	Eaton Vance Corp.	1,678,512
17,100	Franklin Resources, Inc.	1,827,990
112,600	Invesco, Ltd.	2,390,498
		7,752,725

	HEALTHCARE - 10.14%
74,000	CareFusion Corp. *	1,838,160
56,600	Covidien PLC	2,274,754
22,800	CR Bard, Inc.	1,856,604
28,800	DENTSPLY International, Inc.	920,736
38,300	McKesson Corp.	2,366,174
		9,256,428

	INDUSTRIALS - 2.12%
15,200	Precision Castparts Corp.	1,935,720

	INFORMATION TECHNOLOGY - 2.56%
110,600	CA, Inc.	2,335,872

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Large/Mid Cap Value

As of September 30, 2010

Common Stocks - 90.72% (Continued)
Number of Shares		Fair Value

	INSURANCE - 9.04%
37,700	ACE, Ltd.	$2,196,025
25,400	Arch Capital Group, Ltd. *	2,128,520
63,000	Axis Capital Holdings, Ltd.	2,075,220
60,100	Willis Group Holdings, PLC	1,852,282
		8,252,047

	MACHINERY - 5.95%
43,000	Deere & Co.	3,000,540
22,200	Flowserve Corp.	2,429,124
		5,429,664

	OIL & NATURAL GAS - 20.42%
34,100	Anadarko Petroleum Corp.	1,945,405
18,400	Apache Corp.	1,798,784
18,600	ConocoPhillips	1,068,198
7,300	Devon Energy Corp.	472,602
45,200	EQT Corp.	1,629,912
52,300	Exxon Mobil Corp.	3,231,617
60,700	Marathon Oil Corp.	2,009,170
34,700	Murphy Oil Corp.	2,148,624
46,300	National Oilwell Varco, Inc.	2,058,961
29,000	Occidental Petroleum Corp.	2,270,700
		18,633,973

	RETAIL - 8.36%
40,100	Advance Auto Parts, Inc.	2,353,068
33,500	Costco Wholesale Corp.	2,160,415
17,300	Kohls Corp. *	911,364
29,300	Sherwin-Williams Co./The	2,201,602
		7,626,449

	TRANSPORTATION - 2.91%
32,500	Union Pacific Corp.	2,658,500

	Total Common Stocks (cost $73,458,133)	82,801,046

Master Limited Partnerships - 2.06%
Number of Shares		Fair Value

53,700	Lazard, Ltd. - Class A	1,883,796

	Total Master Limited Partnerships (cost $2,107,162)	1,883,796

REITs - 4.91%
Number of Shares		Fair Value

61,400	HCP, Inc.	2,209,172
23,400	Public Storage	2,270,736

	Total REITs (cost $3,613,173)	4,479,908

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Large/Mid Cap Value

As of September 30, 2010

Money Market Fund - 2.16%
Number of Shares		Fair Value

1,975,210	Fidelity Institutional Money Market Portfolio, 0.20% (A)	$1,975,210

	Total Money Market Fund (cost $1,975,210)	1,975,210

	TOTAL INVESTMENTS (cost $81,153,678) - 99.85%	$91,139,960

	OTHER ASSETS LESS LIABILITIES - 0.15%	139,937

	NET ASSETS - 100.00%	$91,279,897

* Non-income producing securities.
(A) Variable rate security; the rate shown represents the yield at September 30, 2010.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Fixed Income

As of September 30, 2010

Bonds and Notes - 89.40%
Par Value		Fair Value

	ASSET-BACKED SECURITIES - 0.51%
$190,339	John Deere Owner Trust, 2.59%, 10/15/2013	$192,675
145,000	John Deere Owner Trust, 3.96%, 05/16/2016	152,624

	Total Asset-Backed Securities (cost $335,991)	345,299

	CORPORATE BONDS - 28.81%
500,000	America Movil SAB de C.V., 5.00%, 03/30/2020	541,768
1,000,000	Cameron International Corp., 6.375%, 07/15/2018	1,139,925
750,000	Canadian National Railway Co., 5.80%, 06/01/2016	893,612
750,000	ConocoPhillips, 4.60%, 01/15/2015	843,151
500,000	Covidien International Finance SA, 5.45%, 10/15/2012	544,668
910,000	CRH America, Inc., 6.00%, 09/30/2016	1,020,143
950,000	Dominion Resources, Inc., 5.00%, 03/15/2013	1,036,386
100,000	Entergy Gulf States, Inc., 5.70%, 06/01/2015	100,173
500,000	Enterprise Products Operating, LLC, 6.125%, 10/15/2039	540,077
900,000	ERP Operating LP, 5.125%, 03/15/2016	986,637
500,000	Express Scripts, Inc., 5.25%, 06/15/2012	533,994
500,000	Johnson Controls, Inc., 5.00%, 03/30/2020	550,550
750,000	Kinder Morgan Energy Partners LP, 5.125%, 11/15/2014	829,381
500,000	L-3 Communications, Corp., 5.20%, 10/15/2019	541,459
750,000	Marathon Oil Corp., 6.00%, 10/01/2017	874,083
1,000,000	NASDAQ OMX Group, Inc./The, 4.00%, 01/15/2015	1,034,461
750,000	Nisource Finance Corp., 5.40%, 07/15/2014	835,278
500,000	Oneok, Inc., 5.20%, 06/15/2015	550,527
300,000	Protective Life Secured Trusts, 5.75%, 01/15/2019	302,257
750,000	PSI Energy, Inc., 6.05%, 06/15/2016	886,886
750,000	Simon Property Group LP, 5.75%, 12/01/2015	855,017
500,000	Transocean, Inc., 6.00%, 03/15/2018	532,600
1,000,000	Tyco Electronics Group SA, 6.00%, 10/01/2012	1,081,917
300,000	Unitrin, Inc., 4.875%, 11/01/2010	300,413
500,000	Valero Energy Corp., 6.625%, 06/15/2037	503,692
750,000	Weatherford International, Ltd., 4.95%, 10/15/2013	809,135
750,000	Willis North America, Inc., 6.20%, 03/28/2017	800,249

	Total Corporate Bonds (cost $17,738,108)	19,468,439

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 60.08%
	Government Notes & Bonds - 27.87%
1,500,000	Federal Farm Credit Bank, 4.875%, 01/17/2017	1,745,344
1,500,000	Federal Farm Credit Bank, 5.125%, 08/25/2016	1,787,878
1,000,000	Federal Home Loan Bank, 5.00%, 11/17/2017	1,186,364
1,500,000	Federal Home Loan Bank, 5.50%, 08/13/2014	1,749,626
2,000,000	U.S. Treasury Bond, 3.125%, 05/15/2019	2,125,470
1,500,000	U.S. Treasury Bond, 4.375%, 05/15/2040	1,684,931
1,000,000	U.S. Treasury Bond, 5.00%, 05/15/2037	1,241,875
2,500,000	U.S. Treasury Note, 3.50%, 05/15/2020	2,714,065
2,000,000	U.S. Treasury Note, 3.875%, 05/15/2018	2,258,438
2,050,000	U.S. Treasury Note, 4.75%, 05/15/2014	2,339,882

	Total Government Notes & Bonds (cost $17,830,147)	18,833,873

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Fixed Income

As of September 30, 2010

Bonds and Notes - 89.40% (continued)
Par Value		Fair Value

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 60.08% (continued)
	Government Mortgage-Backed Securities - 25.28%
$122,907	GNMA Pool 3584, 6.00%, 07/20/2034	$134,378
269,366	GNMA Pool 3612, 6.50%, 09/20/2034	299,447
838,479	GNMA Pool 3625, 6.00%, 10/20/2034	917,741
362,095	GNMA Pool 3637, 5.50%, 11/20/2034	390,942
562,381	GNMA Pool 3665, 5.50%, 01/20/2035	606,749
278,160	GNMA Pool 3679, 6.00%, 02/20/2035	303,718
725,734	GNMA Pool 3711, 5.50%, 05/20/2035	782,990
717,869	GNMA Pool 3865, 6.00%, 06/20/2036	781,850
519,424	GNMA Pool 3910, 6.00%, 10/20/2036	565,719
954,792	GNMA Pool 3939, 5.00%, 01/20/2037	1,020,353
1,059,428	GNMA Pool 4058, 5.00%, 12/20/2037	1,132,174
1,217,040	GNMA Pool 4072, 5.50%, 01/20/2038	1,309,049
2,965,834	GNMA Pool 4520, 5.00%, 08/20/2039	3,169,228
1,818,266	GNMA Pool 4541, 5.00%, 09/20/2039	1,942,961
46,407	GNMA Pool 585163, 5.00%, 02/15/2018	49,696
47,660	GNMA Pool 585180, 5.00%, 02/15/2018	51,039
41,454	GNMA Pool 592492, 5.00%, 03/15/2018	44,393
39,501	GNMA Pool 599821, 5.00%, 01/15/2018	42,301
599,540	GNMA Pool 604182, 5.50%, 04/15/2033	648,501
326,331	GNMA Pool 663776, 6.50%, 01/15/2037	359,354
2,247,676	GNMA Pool 717072, 5.00%, 05/15/2039	2,397,299
120,235	GNMA Pool 781694, 6.00%, 12/15/2031	131,958

	Total Government Mortgage-Backed Securities (cost $16,114,688)	17,081,840

	Treasury Inflation Protection Securities - 6.93%
2,654,708	TIPS, 2.00%, 01/15/2014	2,849,664
1,619,265	TIPS, 2.50%, 07/15/2016	1,835,842

	Total Treasury Inflation Protection Securities (cost $4,320,531)	4,685,506

	Total U.S. Government & Agency Obligations (cost $38,265,366)	40,601,219

	Total Bonds and Notes (cost $56,339,464)	60,414,957

Money Market Fund - 16.21%
Number of Shares		Fair Value

10,951,503	Fidelity Institutional Money Market Portfolio, 0.20% (A)	10,951,503

	Total Money Market Fund (cost $10,951,503)	10,951,503

	TOTAL INVESTMENTS (cost $67,290,968) - 105.61%	$71,366,460

	LIABILITIES IN EXCESS OF OTHER ASSETS - (5.61)%	(3,786,068)

	NET ASSETS - 100.00%	$67,580,392

(A) Variable rate security; the rate shown represents the yield at September 30, 2010.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | High Yield Bond

As of September 30, 2010

Bonds and Notes - 96.58%
Par Value		Fair Value

	CONVERTIBLE CORPORATE BONDS - 1.92%
$500,000	Hornbeck Offshore Services, Inc., 1.625%, 11/15/2026 (B)	$435,700

	Total Convertible Corporate Bonds (cost $377,500)	435,700

	CORPORATE BONDS - 94.66%
250,000	Actuant Corp., 6.875%, 06/15/2017	256,250
250,000	Arch Coal, Inc., 8.75%, 08/01/2016	276,875
500,000	Ashtead Holdings PLC, 8.625%, 08/01/2015 (A)	517,500
500,000	Atlas Pipeline Partners LP, 8.125%, 12/15/2015	507,500
500,000	Berry Petroleum Co., 8.25%, 11/01/2016	515,000
500,000	Cemex Finance LLC, 9.50%, 12/14/2016 (A)	505,600
500,000	Cloud Peak Energy Resources LLC, 8.50%, 12/15/2019	538,750
500,000	Comstock Resources, Inc., 8.375%, 10/15/2017	518,125
100,000	Concho Resources, Inc., 8.625%, 10/01/2017	106,500
250,000	Continental Resources, Inc., 7.125%, 04/01/2021 (A)	261,250
500,000	Copano Energy Finance Corp., 7.75%, 06/01/2018	507,500
575,000	Cricket Communications, Inc., 9.375% 11/01/2014	598,000
500,000	Crosstex Energy LP, 8.875%, 02/15/2018	526,250
500,000	Crum & Forster Holdings Corp., 7.75%, 05/01/2017	523,125
500,000	Duquesne Light Holdings, Inc., 6.40%, 09/15/2010 (A)	509,471
500,000	Dynegy Holdings, Inc., 7.75%, 06/01/2019	345,000
99,000	Energy Future Holdings Corp., 10.875%, 11/01/2017	59,895
256,000	Energy Future Intermediate Holding Co., LLC, 10.00%, 12/01/2020	255,338
500,000	Forest Oil Corp., 7.25%, 06/15/2019	513,750
500,000	Geo Group, Inc., 7.75%, 10/15/2017 (A)	527,500
500,000	Goodyear Tire & Rubber Co., 10.50%, 05/15/2016	568,750
500,000	Helix Energy Solutions Group, Inc., 9.50%, 01/15/2016 (A)	508,750
500,000	Intergen NV, 9.00%, 06/30/2017 (A)	531,250
420,000	Ipalco Enterprises, Inc., 7.25%, 04/01/2016 (A)	453,600
500,000	Janus Capital Group, Inc., 6.95%, 06/15/2017	523,006
130,000	Kansas City Southern Railway, 13.00%, 12/15/2013	158,112
500,000	Lyondell Chemical Co., 8.00%, 11/01/2017 (A)	547,500
250,000	MarkWest Energy Partners L.P., 6.875%, 11/01/2014	254,687
500,000	MetroPCS Wireless, Inc., 7.875%, 09/01/2018	517,500
500,000	Momentive Performance Materials, Inc., 9.75%, 12/01/2014	515,000
500,000	Navios Maritime Holdings, Inc., 8.875%, 11/01/2017 (A)	530,000
500,000	Navistar International Corp., 8.25%, 11/01/2021	536,250
500,000	Nova Chemicals Corp., 8.625%, 11/01/2019	533,125
500,000	NRG Energy, Inc., 7.375%, 01/15/2017	513,750
1,000,000	Omnicare, Inc., 7.75%, 06/01/2020	1,027,500
250,000	PolyOne Corp., 7.375%, 09/15/2020	258,438
250,000	Pride International, Inc., 6.875%, 08/15/2020	273,438
500,000	Sanmina-SCI Corp., 8.125%, 03/01/2016	515,000
500,000	Sealy Mattress Co., 8.25%, 06/15/2014	506,250
250,000	Service Corp. International, 7.00%, 06/15/2017	265,625
500,000	Swift Energy Co., 7.125%, 06/01/2017	497,500
150,000	Targa Resources Partners LP, 7.875%, 10/15/2018 (A)	157,125
310,000	Tesoro Corp., 9.75%, 06/01/2019	342,550
250,000	Texas Industries, Inc., 9.25%, 08/15/2020 (A)	260,625

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | High Yield Bond

As of September 30, 2010

Bonds and Notes - 96.58% (continued)
Par Value		Fair Value

	CORPORATE BONDS - 94.66% (continued)
$500,000	United Rentals North America, Inc., 9.25%, 12/15/2019	$543,750
500,000	United States Steel Corp., 6.05%, 06/01/2017	498,125
500,000	USG Corp., 9.50%, 01/15/2018	493,125
500,000	W & T Offshore, Inc., 8.25%, 06/15/2014 (A)	482,500
250,000	Whiting Petroleum Corp., 7.00%, 02/01/2014	265,000

	Total Corporate Bonds (cost $20,490,549)	21,447,010

Money Market Fund - 1.23%
Number of Shares		Fair Value

279,072	Fidelity Institutional Money Market Portfolio, 0.20% (B)	279,072

	Total Money Market Fund (cost $279,072)	279,072

	TOTAL INVESTMENTS (cost $21,147,121) - 97.81%	$22,161,782

	OTHER ASSETS LESS LIABILITIES - 2.19%	494,470

	NET ASSETS - 100.00%	$22,656,252

(A) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(B) Variable rate security; the rate shown represents either the rate or the yield at September 30, 2010.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Defensive Strategies

As of September 30, 2010

Common Stocks - 0.18%
Number of Shares		Fair Value

	MISCELLANEOUS SERVICES - 0.18%
1,700	Gaylord Enterntainment Co. *	$51,850

	Total Common Stocks (cost $45,999)	51,850

REITs - 18.52%
Number of Shares		Fair Value

2,600	Acadia Realty Trust	49,400
1,500	Alexandria Real Estate Equities, Inc.	105,000
2,200	AMB Property Corp.	58,234
2,600	Apartment Investment & Management Co. - Class A	55,588
2,600	Associated Estates Realty Corp.	36,348
1,250	AvalonBay Communities, Inc.	129,913
4,000	BioMed Realty Trust, Inc.	71,680
3,000	Boston Properties, Inc.	249,360
2,700	BRE Properties, Inc.	112,050
2,600	Camden Property Trust	124,722
1,300	CBL & Associates Properties, Inc.	16,978
2,100	Cogdell Spencer, Inc.	13,272
3,600	Colonial Properties Trust	58,284
700	CommonWealth REIT	17,920
26	Cousins Properties, Inc.	186
14,200	DiamondRock Hospitality Co. *	134,758
2,900	Digital Realty Trust, Inc.	178,930
2,100	DuPont Fabros Technology, Inc.	52,815
2,800	Entertainment Properties Trust	120,904
1,100	Equity Lifestyle Properties, Inc.	59,928
4,900	Equity Residential	233,093
850	Essex Property Trust, Inc.	93,024
2,100	Extra Space Storage, Inc.	33,684
1,700	Federal Realty Investment Trust	138,822
2,200	First Potomac Realty Trust	33,000
5,000	HCP, Inc.	179,900
3,300	Health Care Realty Trust, Inc.	77,187
1,200	Highwoods Properties, Inc.	38,964
4,300	Hospitality Properties Trust	96,019
1,600	Kilroy Realty Corp.	53,024
8,000	Kimco Realty Corp.	126,000
2,863	Macerich Co./The	122,966
3,000	National Retail Properties, Inc.	75,330
4,300	Nationwide Health Properties, Inc.	166,281
3,600	Omega Healthcare Investors, Inc.	80,820
1,600	Plum Creek Timber Co., Inc.	56,480
5,400	ProLogis	63,612
900	PS Business Parks, Inc.	50,913
3,200	Public Storage	310,528
2,100	Ramco-Gershenson Properties Trust	22,491
1,700	Rayonier, Inc.	85,204
2,400	Regency Centers Corp.	94,728
6,629	Simon Property Group, Inc.	614,773
1,850	SL Green Realty Corp.	117,160
1,600	Taubman Centers, Inc.	71,376
3,800	UDR, Inc.	80,256
4,300	Ventas, Inc.	221,751

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Defensive Strategies

As of September 30, 2010

REITs - 18.52% (Continued)
Number of Shares		Fair Value

2,816	Vornado Realty Trust	$240,852
2,100	Washington Real Estate Investment Trust	66,633
2,700	Weingarten Realty Investors	58,914

	Total REITs (cost $4,425,308)	5,350,055

Exchange Traded Funds - 30.92%
Number of Shares		Fair Value

30,100	iShares Silver Trust *	641,431
3,500	iShares Dow Jones US Real Estate Index Fund	185,080
92,700	PowerShares DB Agriculture Fund *	2,547,396
72,300	PowerShares DB Base Metals Fund *	1,583,370
50,000	PowerShares DB Commodity Index Tracking Fund *	1,205,500
79,100	PowerShares DB Energy Fund *	1,911,056
6,700	SPDR Gold Shares *	856,997

	Total Exchange-Traded Funds (cost $8,415,983)	8,930,830

Bonds and Notes - 44.07%
Par Value		Fair Value

	TREASURY INFLATION PROTECTION SECURITIES
$713,588	TIPS, 1.625%, 01/15/2015	763,483
756,554	TIPS, 1.875%, 07/15/2015	823,402
943,896	TIPS, 2.00%, 01/15/2014	1,013,214
1,214,399	TIPS, 2.00%, 07/15/2014	1,314,776
1,147,838	TIPS, 2.00%, 01/15/2016	1,259,395
1,269,275	TIPS, 2.125%, 01/15/2019	1,430,712
1,330,056	TIPS, 2.375%, 01/15/2025	1,532,785
1,675,628	TIPS, 2.375%, 01/15/2017	1,890,842
507,710	TIPS, 2.50%, 01/15/2029	600,525
606,255	TIPS, 3.00%, 07/15/2012	644,240
673,950	TIPS, 3.625%, 04/15/2028	903,567
397,845	TIPS, 3.875%, 04/15/2029	554,496

	Total Treasury Inflation Protection Securities (cost $12,054,525)	12,731,437

Money Market Fund - 6.13%
Number of Shares		Fair Value

1,770,275	Fidelity Institutional Money Market Portfolio, 0.20% (A)	1,770,275

	Total Money Market Fund (cost $1,770,275)	1,770,275

	TOTAL INVESTMENTS (cost $26,712,090) - 99.82%	$28,834,447

	OTHER ASSETS LESS LIABILITIES - 0.18%	52,714

	NET ASSETS - 100.00%	$28,887,161

* Non-income producing securities.
(A) Variable rate security; the rate shown represents the yield at September 30, 2010.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Money Market

As of September 30, 2010

Short Term Investments - 99.91%
Par Value		Fair Value

	Money Market Fund - 9.92%
$1,328,543	Fidelity Institutional Money Market Portfolio, 0.20% (B)	$1,328,543

	Total Money Market Fund (cost $1,328,543)	1,328,543

	U.S. Government & Government Agencies (A) - 89.99%
1,550,000	U.S. Treasury Bill, 0.12%, 10/07/2010	1,549,965
1,500,000	U.S. Treasury Bill, 0.10%, 10/14/2010	1,499,926
1,500,000	U.S. Treasury Bill, 0.13%, 10/21/2010	1,499,887
1,500,000	U.S. Treasury Bill, 0.14%, 10/28/2010	1,499,869
1,500,000	U.S. Treasury Bill, 0.13%, 11/04/2010	1,499,823
1,500,000	U.S. Treasury Bill, 0.13%, 11/12/2010	1,499,746
1,500,000	U.S. Treasury Bill, 0.13%, 11/18/2010	1,499,700
1,500,000	U.S. Treasury Bill, 0.15%, 11/26/2010	1,499,685

	Total U.S. Government Agencies (amortized cost $12,048,601)	12,048,601

	TOTAL INVESTMENTS (cost $13,377,144) - 99.91%	$13,377,144

	OTHER ASSETS LESS LIABILITIES - 0.09%	12,576

	TOTAL NET ASSETS - 100.00%	$13,389,720

(A) Discount note; the rate shown represents the yield at September 30, 2010.
(B) Variable rate security; the rate shown represents the yield at September 30, 2010.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Strategic Growth

As of September 30, 2010

Mutual Funds (A) - 99.94%
Number of Shares		Fair Value

647,689	Timothy Plan Aggressive Growth Fund*	$3,510,474
413,214	Timothy Plan Defensive Strategies Fund	4,421,387
486,788	Timothy Plan High Yield Bond Fund	4,429,768
1,496,194	Timothy Plan International Fund	11,535,656
1,544,240	Timothy Plan Large/Mid Cap Growth Fund*	9,249,998
770,133	Timothy Plan Large/Mid Cap Value Fund	9,118,380
304,944	Timothy Plan Small Cap Value Fund*	3,439,772

	Total Mutual Funds (cost $50,229,087)	45,705,435

Money Market Fund - 0.13%
Number of Shares		Fair Value

59,657	Fidelity Institutional Money Market Portfolio, 0.20% (B)	59,657

	Total Money Market Fund (cost $59,657)	59,657

	Total Investments (cost $50,288,744) - 100.07%	$45,765,092

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.07)%	(33,775)

	TOTAL NET ASSETS - 100.00%	$45,731,317

* Non-income producing securities
(A) Affiliated Funds - Class A.
(B) Variable rate security; the rate shown represents the yield at September 30, 2010.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Schedule of Investments | Conservative Growth

As of September 30, 2010

Mutual Funds (A) - 99.92%
Number of Shares		Fair Value

256,664	Timothy Plan Aggressive Growth Fund*	$1,391,120
639,880	Timothy Plan Defensive Strategies Fund	6,846,720
1,294,050	Timothy Plan Fixed Income Fund	13,665,164
500,159	Timothy Plan High Yield Bond Fund	4,551,447
594,705	Timothy Plan International Fund	4,585,175
917,285	Timothy Plan Large/Mid Cap Growth Fund*	5,494,536
578,251	Timothy Plan Large/Mid Cap Value Fund	6,846,492
204,743	Timothy Plan Small Cap Value Fund*	2,309,501

	Total Mutual Funds (cost $44,678,352)	45,690,155

	TOTAL INVESTMENTS (cost $44,678,352) - 99.92%	$45,690,155

	OTHER ASSETS LESS LIABILITIES - 0.08%	36,931

	NET ASSETS - 100.00%	$45,727,086

* Non-income producing securities
(A) Affiliated Funds - Class A.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Scheduled of Investments

Statements of Assets & Liabilities
As of September 30, 2010

Assets
	Aggressive Growth	International

Cost, Investments in Unaffiliated Securities [NOTE 1]	$12,359,436	$33,387,206

Fair Value, Investments in Unaffiliated Securities [NOTE 1]	$15,155,528	$37,295,149

Receivable for:
Investments Sold	374,509	-
Fund Shares Sold	18,164	14,017
Interest	62	518
Dividends	5,078	85,081
Tax Reclaim	40	23,371
Prepaid Expenses	12,287	12,571

Total Assets	15,565,668	37,430,707

Liabilities

Accrued Advisory Fees	10,379	29,828
Accrued 12b-1 Fees	4,249	8,603
Accrued Expenses	12,546	24,276
Payable for:
Investments Purchased	239,864	175,690
Fund Shares Redeemed	15,000	44,702

Total Liabilities	282,038	283,099

Net Assets	$15,283,630	$37,147,608

Sources of Net Assets

Net Assets Consisted of:
Paid-in Capital	$19,459,278	$48,539,078
Accumulated Undistributed Net Investment Income (Loss)	-	140,572
Accumulated Net Realized Gain (Loss) on Investments	(6,971,740)	(15,439,985)
Net Unrealized Appreciation (Depreciation) on Investments	2,796,092	3,907,943

Net Assets	$15,283,630	$37,147,608

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Assets and Liabilities

Statements of Assets & Liabilities
As of September 30, 2010

Assets
	Large/Mid Cap Growth	Small Cap Value

Cost, Investments in Unaffiliated Securities [NOTE 1]	$37,233,660	$44,826,764

Fair Value, Investments in Unaffiliated Securities [NOTE 1]	$41,181,665	$48,216,339

Receivable for:
Investments Sold	1,075,836	1,408,138
Fund Shares Sold	63,433	42,824
Interest	194	325
Dividends	24,122	35,932
Tax Reclaim	114	-
Prepaid Expenses	13,756	12,987

Total Assets	42,359,120	49,716,545

Liabilities

Accrued Advisory Fees	28,760	32,377
Accrued 12b-1 Fees	10,414	13,960
Accrued Expenses	28,529	30,842
Payable for:
Investments Purchased	78,259	1,752,001
Fund Shares Redeemed	124,698	105,492

Total Liabilities	270,660	1,934,672

Net Assets	$42,088,460	$47,781,873

Sources of Net Assets

Net Assets Consisted of:
Paid-in Capital	$45,362,090	$58,441,211
Accumulated Net Realized Gain (Loss) on Investments	(7,221,635)	(14,048,913)
Net Unrealized Appreciation (Depreciation) on Investments	3,948,005	3,389,575

Net Assets	$42,088,460	$47,781,873

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Assets and Liabilities

Statements of Assets & Liabilities
As of September 30, 2010

Assets
	Large/Mid Cap Value	Fixed Income

Cost, Investments in Unaffiliated Securities [NOTE 1]	$81,153,678	$67,290,968

Fair Value, Investments in Unaffiliated Securities [NOTE 1]	$91,139,960	$71,366,460

Receivable for:
Investments Sold	3,074,920	188,599
Fund Shares Sold	114,112	176,825
Interest	443	556,890
Dividends	139,127	-
Prepaid Expenses	14,960	17,121

Total Assets	94,483,522	72,305,895

Liabilities

Accrued Advisory Fees	62,556	24,457
Accrued 12b-1 Fees	24,815	18,903
Accrued Expenses	63,958	38,803
Payable for:
Investments Purchased	2,960,458	4,520,515
Fund Shares Redeemed	91,838	122,825

Total Liabilities	3,203,625	4,725,503

Net Assets	$91,279,897	$67,580,392

Sources of Net Assets

Net Assets Consisted of:
Paid-in Capital	$101,671,308	$65,174,494
Accumulated Undistributed Net Investment Income (Loss)	253,772	32,167
Accumulated Net Realized Gain (Loss) on Investments	(20,631,465)	(1,701,761)
Net Unrealized Appreciation (Depreciation) on Investments	9,986,282	4,075,492

Net Assets	$91,279,897	$67,580,392

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Assets and Liabilities

Statements of Assets & Liabilities
As of September 30, 2010

Assets
	High Yield Bond	Defensive Strategies

Cost, Investments in Unaffiliated Securities [NOTE 1]	$21,147,121	$26,712,090

Fair Value, Investments in Unaffiliated Securities [NOTE 1]	$22,161,782	$28,834,447

Receivable for:
Investments Sold	-	112,354
Fund Shares Sold	28,028	16,797
Interest	517,609	65,544
Dividends	-	13,274
Prepaid Expenses	12,113	24,096

Total Assets	22,719,532	29,066,512

Liabilities

Accrued Advisory Fees	11,017	13,996
Accrued 12b-1 Fees	5,215	9,129
Accrued Expenses	20,314	26,347
Payable for:
Investments Purchased	-	121,182
Fund Shares Redeemed	26,734	8,697

Total Liabilities	63,280	179,351

Net Assets	$22,656,252	$28,887,161

Sources of Net Assets

Net Assets Consisted of:
Paid-in Capital	$24,077,903	$26,864,657
Accumulated Undistributed Net Investment Income (Loss)	24	3,027
Accumulated Net Realized Gain (Loss) on Investments	(2,436,336)	(102,880)
Net Unrealized Appreciation (Depreciation) on Investments	1,014,661	2,122,357

Net Assets	$22,656,252	$28,887,161

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Assets and Liabilities

Statements of Assets & Liabilities
As of September 30, 2010

Assets
Money Market

Cost, Investments in Unaffiliated Securities [NOTE 1]	$13,377,144

Fair Value, Investments in Unaffiliated Securities [NOTE 1]	$13,377,144

Receivable for:
Waiver of Advisory Fees	5,004
Fund Shares Sold	29,534
Interest	216
Prepaid Expenses	8,616

Total Assets	13,420,514

Liabilities

Accrued Expenses	11,062
Payable for:
Fund Shares Redeemed	19,622
Fund Distributions	110

Total Liabilities	30,794

Net Assets	$13,389,720

Sources of Net Assets

Net Assets Consisted of:
Paid-in Capital	$13,381,135
Accumulated Undistributed Net Investment Income (Loss)	7,884
Accumulated Net Realized Gain (Loss) on Investments	701

Net Assets	$13,389,720

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Assets and Liabilities

Statements of Assets & Liabilities
As of September 30, 2010

Assets
	Strategic Growth	Conservative Growth

Cost, Investments in Unaffiliated Securities [NOTE 1]	$59,657	$-
Cost, Investments in Affiliated Securities [NOTE 1]	50,229,087	44,678,352
Total Cost, Investments	$50,288,744	$44,678,352

Fair Value, Investments in Unaffiliated Securities [NOTE 1]	$59,657	$-
Fair Value, Investments in Affiliated Securities [NOTE 1]	45,705,435	45,690,155
Total Fair Value, Investments	$45,765,092	$45,690,155

Receivable for:
Investments Sold	-	150,000
Fund Shares Sold	148,773	42,855
Interest	6	6
Prepaid Expenses	14,781	15,341

Total Assets	45,928,652	45,898,357

Liabilities

Accrued Advisory Fees	23,747	24,109
Accrued 12b-1 Fees	7,047	6,535
Accrued Expenses	21,774	22,280
Payable for:
Fund Shares Redeemed	144,767	112,816
To custodian (overdraft)	-	5,531

Total Liabilities	197,335	171,271

Net Assets	$45,731,317	$45,727,086

Sources of Net Assets

Net Assets Consisted of:
Paid-in Capital	$59,700,727	$51,677,734
Accumulated Undistributed Net Investment Income (Loss)	41,292	393,362
Accumulated Net Realized Gain (Loss) on Investments	(9,487,050)	(7,355,813)
Net Unrealized Appreciation (Depreciation) on Investments	(4,523,652)	1,011,803

Net Assets	$45,731,317	$45,727,086

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Assets and Liabilities

Statements of Assets & Liabilities
As of September 30, 2010

Net Assets (unlimited shares of $0.001 par beneficial interest authorized)
	Aggressive Growth	International	Large/Mid Cap Growth

Class A Shares:
Net Assets	$13,247,031	$35,206,404	$38,864,836

Shares Outstanding	2,446,298	4,563,890	6,488,598

Net Asset Value and Redemption Price per Share	$5.42	$7.71	$5.99
Offering Price Per Share (NAV / 0.945)	$5.74	$8.16	$6.34

Class B Shares:
Net Assets	$366,962	N/A	$700,369

Shares Outstanding	73,923	N/A	126,420

Net Asset Value, Offering and Redemption
Price per Share	$4.96	N/A	$5.54

Class C Shares:
Net Assets	$1,669,637	$1,941,204	$2,523,255

Shares Outstanding	335,433	256,151	454,771

Net Asset Value and Offering Price per Share	$4.98	$7.58	$5.55
Minimum Redemption Price Per Share (NAV * 0.99)	$4.93	$7.50	$5.49

Net Assets (unlimited shares of $0.001 par beneficial interest authorized)
	Small Cap Value	Large/Mid Cap Value	Fixed Income

Class A Shares:
Net Assets	$40,481,916	$80,700,422	$58,831,153

Shares Outstanding	3,589,069	6,816,473	5,571,929

Net Asset Value and Redemption Price per Share	$11.28	$11.84	$10.56
Offering Price Per Share *	$11.94	$12.53	$11.06

Class B Shares:
Net Assets	$3,113,986	$1,095,409	$311,166

Shares Outstanding	319,591	102,347	30,376

Net Asset Value, Offering and Redemption
Price per Share	$9.74	$10.70	$10.24

Class C Shares:
Net Assets	$4,185,971	$9,484,066	$8,438,073

Shares Outstanding	426,421	887,927	825,863

Net Asset Value and Offering Price per Share	$9.82	$10.68	$10.22
Minimum Redemption Price Per Share (NAV * 0.99)	$9.72	$10.57	$10.12

*NAV / 0.945 for Small Cap Value Fund and Large / Mid Cap Value Fund and 0.955 for Fixed Income Fund.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Assets and Liabilities

Statements of Assets & Liabilities
As of September 30, 2010

Net Assets (unlimited shares of $0.001 par beneficial interest authorized)
	High Yield Bond	Defensive Strategies	Money Market

Class A Shares:
Net Assets	$21,616,900	$23,359,906	$13,389,720

Shares Outstanding	2,374,510	2,183,334	13,381,173

Net Asset Value and Redemption Price per Share	$9.10	$10.70	$1.00
Offering Price Per Share *	$9.53	$11.32	N/A

Class B Shares:
Net Assets	N/A	N/A	N/A

Shares Outstanding	N/A	N/A	N/A

Net Asset Value, Offering and Redemption
Price per Share	N/A	N/A	N/A

Class C Shares:
Net Assets	$1,039,352	$5,527,255	N/A

Shares Outstanding	113,386	522,353	N/A

Net Asset Value and Offering Price per Share	$9.17	$10.58	N/A
Minimum Redemption Price Per Share (NAV * 0.99)	$9.08	$10.47	N/A

Net Assets (unlimited shares of $0.001 par beneficial interest authorized)
	Strategic Growth	Conservative Growth

Class A Shares:
Net Assets	$34,098,204	$35,031,477

Shares Outstanding	5,251,834	3,967,844

Net Asset Value and Redemption Price per Share	$6.49	$8.83
Offering Price Per Share (NAV / 0.945)	$6.87	$9.34

Class B Shares:
Net Assets	$4,683,099	$3,330,379

Shares Outstanding	766,063	399,068

Net Asset Value, Offering and Redemption
Price per Share	$6.11	$8.35

Class C Shares:
Net Assets	$6,950,014	$7,365,230

Shares Outstanding	1,140,448	884,889

Net Asset Value and Offering Price per Share	$6.09	$8.32
Minimum Redemption Price Per Share (NAV * 0.99)	$6.03	$8.24

*NAV / 0.955 for High Yield Bond Fund and 0.945 for Defensive Strategies Fund. Money Market Fund is not subject to a sales load.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Assets and Liabilities

Statements of Operations
For the Fiscal Year Ended September 30, 2010

	Aggressive Growth	International
Investment Income

Interest from:
Unaffiliated Investments	$528	$4,216
Dividends from:
Unaffiliated Investments	39,830	834,855	(A)

Total Investment Income	40,358	839,071

Expenses

Investment Advisory Fees [NOTE 4]	126,990	362,072
12b-1 Fees [NOTE 4]
Class A	32,463	86,128
Class B	3,746	-
Class C	15,802	17,558
Fund Accounting, Transfer Agency, & Administration Fees	39,814	88,000
Registration Fees	27,166	28,174
Custodian Fees	19,702	9,299
Sub-Transfer Agency Fees	17,729	18,133
Audit Fees	3,494	12,168
Printing Expense	3,069	8,555
CCO Expense	1,804	4,646
Trustee Fees	1,476	4,234
Miscellaneous Expense	976	1,170
Insurance Expense	682	1,577

Total Expenses	294,913	641,714

Total Net Expenses	294,913	641,714

Net Investment Income (Loss)	(254,555)	197,357
	`
Realized and Unrealized Gain (Loss) on Investments

Net Realized Gain (Loss) on Unaffiliated Investments	3,285,274	(1,864,844)
Change in Unrealized Appreciation (Depreciation)
of Investments	(700,397)	2,989,598
Net Realized and Unrealized Gain (Loss) on Investments	2,584,877	1,124,754

Net Increase (Decrease) in Net Assets
Resulting from Operations	$2,330,322	$1,322,111

(A) Net of foreign withholding taxes of $70,376.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Operations

Statements of Operations
For the Fiscal Year Ended September 30, 2010

	Large/Mid Cap Growth		Small Cap Value
Investment Income

Interest from:
Unaffiliated Investments	$2,889		$2,585
Dividends from:
Unaffiliated Investments	378,088	(A)	516,662

Total Investment Income	380,977		519,247

Expenses

Investment Advisory Fees [NOTE 4]	353,558		413,759
12b-1 Fees [NOTE 4]
Class A	95,683		102,314
Class B	9,768		36,441
Class C	23,449		41,077
Fund Accounting, Transfer Agency, & Administration Fees	101,307		120,767
Sub-Transfer Agency Fees	55,113		40,118
Registration Fees	29,611		28,806
Custodian Fees	13,402		13,096
Audit Fees	10,762		11,416
Printing Expense	7,775		7,934
CCO Expense	5,385		5,846
Trustee Fees	4,736		5,860
Insurance Expense	1,821		2,213
Miscellaneous Expense	1,172		1,053

Total Expenses	713,542		830,700

Total Net Expenses	713,542		830,700

Net Investment Income (Loss)	(332,565)		(311,453)

Realized and Unrealized Gain (Loss) on Investments

Capital Gain Dividends from REIT's	-		16,268
Net Realized Gain (Loss) on Unaffiliated Investments	3,947,518		6,310,642
Change in Unrealized Appreciation (Depreciation)
of Investments	952,504		(1,924,103)
Net Realized and Unrealized Gain (Loss) on Investments	4,900,022		4,402,807

Net Increase (Decrease) in Net Assets
Resulting from Operations	$4,567,457		$4,091,354

(A) Net of foreign withholding taxes of $4,264.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Operations

Statements of Operations
For the Fiscal Year Ended September 30, 2010

	Large/Mid Cap Value	Fixed Income
Investment Income

Interest from:
Unaffiliated Investments	$4,464	$2,367,410
Dividends from:
Unaffiliated Investments	1,804,630	-

Total Investment Income	1,809,094	2,367,410

Expenses

Investment Advisory Fees [NOTE 4]	781,242	355,280
12b-1 Fees [NOTE 4]
Class A	202,217	129,825
Class B	14,253	5,510
Class C	95,986	67,323
Fund Accounting, Transfer Agency, & Administration Fees	224,619	148,305
Sub-Transfer Agency Fees	96,656	64,383
Registration Fees	31,050	34,664
Audit Fees	22,065	15,085
Custodian Fees	18,520	13,470
Printing Expense	17,167	11,595
CCO Expense	11,972	7,251
Trustee Fees	10,709	6,424
Insurance Expense	4,059	2,284
Miscellaneous Expense	1,235	970

Total Expenses	1,531,750	862,369

Fees Waived by Adviser [NOTE 4]	-	(88,819)

Total Net Expenses	1,531,750	773,550

Net Investment Income (Loss)	277,344	1,593,860

Realized and Unrealized Gain (Loss) on Investments

Capital Gain Dividends from REIT's	14,140	-
Net Realized Gain (Loss) on Unaffiliated Investments	5,661,957	391,226
Change in Unrealized Appreciation (Depreciation)
of Investments	3,112,652	2,074,852
Net Realized and Unrealized Gain (Loss) on Investments	8,788,749	2,466,078

Net Increase (Decrease) in Net Assets
Resulting from Operations	$9,066,093	$4,059,938

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Operations

Statements of Operations
For the Fiscal Year Ended September 30, 2010

	High Yield Bond	Defensive Strategies *
Investment Income

Interest from:
Unaffiliated Investments	$1,682,021	$230,581
Dividends from:
Unaffiliated Investments	-	143,419

Total Investment Income	1,682,021	374,000

Expenses

Investment Advisory Fees [NOTE 4]	123,822	136,802
12b-1 Fees [NOTE 4]
Class A	49,605	49,450
Class C	7,949	30,203
Fund Accounting, Transfer Agency, & Administration Fees	53,694	57,401
Registration Fees	27,421	33,260
Audit Fees	14,482	15,167
Sub-Transfer Agency Fees	7,759	21,084
Printing Expense	4,669	9,597
Custodian Fees	4,230	7,911
CCO Expense	2,605	2,709
Trustee Fees	2,283	1,699
Miscellaneous Expense	1,169	1,683
Insurance Expense	802	643

Total Expenses	300,490	367,609

Total Net Expenses	300,490	367,609

Net Investment Income (Loss)	1,381,531	6,391

Realized and Unrealized Gain (Loss) on Investments

Capital Gain Dividends from REIT's	-	31,216
Net Realized Gain (Loss) on Unaffiliated Investments	452,770	404,252
Change in Unrealized Appreciation (Depreciation)
of Investments	1,010,351	2,122,357
Net Realized and Unrealized Gain (Loss) on Investments	1,463,121	2,557,825

Net Increase (Decrease) in Net Assets
Resulting from Operations	$2,844,652	$2,564,216

* For the period November 4, 2009 (commencement of operations) through September 30, 2010.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Operations

Statements of Operations
For the Fiscal Year Ended September 30, 2010

Money Market
Investment Income

Interest from:
Unaffiliated Investments	$22,614

Total Investment Income	22,614

Expenses

Investment Advisory Fees [NOTE 4]	99,615
Fund Accounting, Transfer Agency, & Administration Fees	38,767
Registration Fees	21,504
Custodian Fees	12,994
Sub-Transfer Agency Fees	4,743
Audit Fees	3,005
Printing Expense	2,953
CCO Expense	2,304
Trustee Fees	2,186
Insurance Expense	982
Miscellaneous Expense	475

Total Expenses	189,528

Fees Waived by Adviser [NOTE 4]	(33,205)
Expenses Reimbursed by Adviser [NOTE 4]	(143,776)

Total Net Expenses	12,547

Net Investment Income (Loss)	10,067

Realized and Unrealized Gain (Loss) on Investments

Net Realized Gain (Loss) on Unaffiliated Investments	701
Net Realized and Unrealized Gain (Loss) on Investments	701

Net Increase (Decrease) in Net Assets
Resulting from Operations	$10,768

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Operations

Statements of Operations
For the Fiscal Year Ended September 30, 2010

	Strategic Growth	Conservative Growth
Investment Income

Interest from:
Unaffiliated Investments	$101	$115
Dividends from:
Affiliated Investments	628,840	997,832

Total Investment Income	628,941	997,947

Expenses

Investment Advisory Fees [NOTE 4]	288,948	297,911
12b-1 Fees [NOTE 4]
Class B	39,083	33,092
Class C	53,275	54,765
Fund Accounting, Transfer Agency, & Administration Fees	106,030	110,245
Sub-Transfer Agency Fees	23,375	26,231
Registration Fees	28,710	30,192
Printing Expense	15,846	16,148
Audit Fees	10,494	11,353
Custodian Fees	9,472	11,008
CCO Expense	5,321	5,505
Trustee Fees	4,394	5,090
Insurance Expense	1,724	1,978
Miscellaneous Expense	977	977

Total Expenses	587,649	604,495

Total Net Expenses	587,649	604,495

Net Investment Income (Loss)	41,292	393,452

Realized and Unrealized Gain (Loss) on Investments

Capital Gain Dividends from Affiliated Investments	15,230	23,585
Net Realized Gain (Loss) on Affiliated Investments	(4,580,132)	(4,077,746)
Change in Unrealized Appreciation (Depreciation)
of Investments	8,000,124	7,145,318
Net Realized and Unrealized Gain (Loss) on Investments	3,435,222	3,091,157

Net Increase (Decrease) in Net Assets
Resulting from Operations	$3,476,514	$3,484,609

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Operations

Statements of Changes in Net Assets | Aggressive Growth

Increase (Decrease) in Net Assets
	Year ended		Period ended		Year ended
	09/30/10		09/30/09	(A)	12/31/08

Operations:
Net Investment Income (Loss)	$(254,555)		$(201,996)		$(339,070)
Net Realized Gain (Loss) on Investments	3,285,274		(2,667,673)		(7,557,154)
Net Increase from Payment by Affiliate [NOTE 9]	-		-		24,684
Change in Unrealized Appreciation (Depreciation) of Investments	(700,397)		6,229,851		(5,095,846)
Net Increase (Decrease) in Net Assets (resulting from operations)	2,330,322		3,360,182		(12,967,386)

Distributions to Shareholders From:
Net Realized Gains:
Class A	-		-		(42,783)
Class B	-		-		(1,613)
Class C	-		-		(4,029)
Total Distributions	-		-		(48,425)

Capital Share Transactions:
Proceeds from Shares Sold:
Class A	1,860,320	(B)	1,228,054	(C)	7,041,334	(D)
Class B	23,703		-		3,577
Class C	354,687		190,027		343,835
Dividends Reinvested:
Class A	-		-		42,015
Class B	-		-		1,381
Class C	-		-		3,918
Cost of Shares Redeemed:
Class A	(7,615,959)		(1,839,116)		(5,038,562)
Class B	(93,874)	(B)	(179,275)	(C)	(144,927)	(D)
Class C	(433,734)		(237,480)		(306,988)
Net Increase (Decrease) in Net Assets (resulting from
capital share transactions)	(5,904,857)		(837,790)		1,945,583

Total Increase (Decrease) in Net Assets	(3,574,535)		2,522,392		(11,070,228)

Net Assets:
Beginning of period	18,858,165		16,335,773		27,406,001

End of period	$15,283,630		$18,858,165		$16,335,773

Accumulated Undistributed Net Investment Income (Loss)	$-		$-		$-

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:
Class A	370,914	(B)	331,324	(C)	1,298,923	(D)
Class B	5,437		-		624
Class C	78,689		53,423		68,482
Shares Reinvested:
Class A	-		-		11,929
Class B	-		-		422
Class C	-		-		1,195
Shares Redeemed:
Class A	(1,694,190)		(490,930)		(916,790)
Class B	(21,099)	(B)	(52,300)	(C)	(30,246)	(D)
Class C	(96,731)		(68,122)		(58,719)
Net Increase (Decrease) in Number of Shares Outstanding	(1,356,980)		(226,605)		375,820

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Includes automatic conversion of Class B shares ($32,688 representing 7,631 shares) to Class A shares ($32,688 representing 7,030 shares).
(C)	Includes automatic conversion of Class B shares ($138,616 representing 40,607 shares) to Class A shares ($138,616 representing 37,670 shares).
(D)	Includes automatic conversion of Class B shares ($16,599 representing 4,811 shares) to Class A shares ($16,599 representing 4,474 shares).

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Changes

Statements of Changes in Net Assets | International

Increase (Decrease) in Net Assets
	Year ended 09/30/10	Period ended 09/30/09(A)	Year ended 12/31/08

Operations:
Net Investment Income (Loss)	$197,357	$415,092	$455,363
Net Realized Gain (Loss) on Investments	(1,864,844)	(5,756,467)	(7,208,911)
Change in Unrealized Appreciation (Depreciation) of Investments	2,989,598	13,894,617	(17,417,187)
Net Increase (Decrease) in Net Assets (resulting from operations)	1,322,111	8,553,242	(24,170,735)

Distributions to Shareholders From:
Net Investment Income:
Class A	(466,907)	-	(432,699)
Class C	(16,268)	-	(12,503)
Total Distributions	(483,175)	-	(445,202)

Capital Share Transactions:
Proceeds from Shares Sold:
Class A	9,293,475	5,238,049	20,334,914
Class C	857,791	344,856	808,369
Dividends Reinvested:
Class A	428,150	-	388,442
Class C	13,857	-	12,206
Cost of Shares Redeemed:
Class A	(12,582,095)	(7,490,528)	(7,993,400)
Class C	(367,443)	(179,451)	(352,076)
Net Increase (Decrease) in Net Assets (resulting from
capital share transactions)	(2,356,265)	(2,087,074)	13,198,455

Total Increase (Decrease) in Net Assets	(1,517,329)	6,466,168	(11,417,482)

Net Assets:
Beginning of period	38,664,937	32,198,769	43,616,251

End of period	$37,147,608	$38,664,937	$32,198,769

Accumulated Undistributed Net Investment Income (Loss)	$140,572	$426,390	$10,777

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:
Class A	1,254,272	870,021	2,304,470
Class C	113,556	54,460	84,402
Shares Reinvested:
Class A	54,682	-	67,673
Class C	1,792	-	2,145
Shares Redeemed:
Class A	(1,697,642)	(1,188,414)	(945,119)
Class C	(50,328)	(31,068)	(38,919)
Net Increase (Decrease) in Number of Shares Outstanding	(323,668)	(295,001)	1,474,652

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Changes

Statements of Changes in Net Assets | Large/Mid Cap Growth

Increase (Decrease) in Net Assets
	Year ended 09/30/10		Period ended 09/30/09	(A)	Year ended 12/31/08

Operations:
Net Investment Income (Loss)	$(332,565)		$(164,775)		$(340,626)
Net Realized Gain (Loss) on Investments	3,947,518		(2,950,198)		(7,879,763)
Change in Unrealized Appreciation (Depreciation) of Investments	952,504		10,218,574		(12,968,068)
Net Increase (Decrease) in Net Assets (resulting from operations)	4,567,457		7,103,601		(21,188,457)

Distributions to Shareholders From:
Net Realized Gains:
Class A	-		-		(61,850)
Class B	-		-		(2,112)
Class C	-		-		(4,038)
Total Distributions	-		-		(68,000)

Capital Share Transactions:
Proceeds from Shares Sold:
Class A	6,385,933	(B)	2,870,891		15,166,919
Class B	21,288		3,853		17,054
Class C	691,586		335,469		775,006
Dividends Reinvested:
Class A	-		-		56,381
Class B	-		-		1,861
Class C	-		-		3,555
Cost of Shares Redeemed:
Class A	(7,716,915)		(5,919,458)		(16,452,855)
Class B	(558,323)	(B)	(97,613)		(288,063)
Class C	(525,440)		(550,408)		(761,081)
Net Increase (Decrease) in Net Assets (resulting from
capital share transactions)	(1,701,871)		(3,357,266)		(1,481,223)

Total Increase (Decrease) in Net Assets	2,865,586		3,746,335		(22,737,680)

Net Assets:
Beginning of period	39,222,874		35,476,539		58,214,219

End of period	$42,088,460		$39,222,874		$35,476,539

Accumulated Undistributed Net Investment Income (Loss)	$-		$-		$-

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:
Class A	1,144,683	(B)	640,864		2,613,667
Class B	4,052		928		3,097
Class C	130,866		78,171		134,417
Shares Reinvested:
Class A	-		-		13,424
Class B	-		-		474
Class C	-		-		902
Shares Redeemed:
Class A	(1,361,041)		(1,345,096)		(2,941,853)
Class B	(103,590)	(B)	(23,674)		(52,411)
Class C	(99,562)		(133,643)		(131,734)
Net Increase (Decrease) in Number of Shares Outstanding	(284,592)		(782,450)		(360,017)

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Includes automatic conversion of Class B shares ($391,947 representing 71,554 shares) to Class A shares ($391,947 representing 66,349 shares).

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Changes

Statements of Changes in Net Assets | Small Cap Value

Increase (Decrease) in Net Assets
	Year ended 09/30/10		Period ended 09/30/09	(A)	Year ended 12/31/08

Operations:
Net Investment Income (Loss)	$(311,453)		$(296,132)		$(51,484)
Capital Gain Dividends from REITs	16,268		23,271		97,582
Net Realized Gain (Loss) on Investments	6,310,642		(1,480,291)		(18,562,090)
Change in Unrealized Appreciation (Depreciation) of Investments	(1,924,103)		9,015,718		(6,072,615)
Net Increase (Decrease) in Net Assets (resulting from operations)	4,091,354		7,262,566		(24,588,607)

Distributions to Shareholders From:
Net Realized Gains:
Class A	-		-		(349,483)
Class B	-		-		(38,730)
Class C	-		-		(35,945)
Total Distributions	-		-		(424,158)

Capital Share Transactions:
Proceeds from Shares Sold:
Class A	5,432,696	(B)	4,308,472	(C)	13,566,159	(D)
Class B	15,444		-		11,760
Class C	869,702		424,218		1,147,220
Dividends Reinvested:
Class A	-		-		334,156
Class B	-		-		36,572
Class C	-		-		35,715
Cost of Shares Redeemed:
Class A	(15,636,285)		(5,977,541)		(13,027,054)
Class B	(1,288,320)	(B)	(620,618)	(C)	(994,846)	(D)
Class C	(889,192)		(935,477)		(1,608,258)
Net Increase (Decrease) in Net Assets (resulting from
capital share transactions)	(11,495,955)		(2,800,946)		(498,576)

Total Increase (Decrease) in Net Assets	(7,404,601)		4,461,620		(25,511,341)

Net Assets:
Beginning of period	55,186,474		50,724,854		76,236,195

End of period	$47,781,873		$55,186,474		$50,724,854

Accumulated Undistributed Net Investment Income (Loss)	$-		$-		$-

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:
Class A	491,833	(B)	511,073	(C)	1,181,260	(D)
Class B	1,620		-		1,107
Class C	90,254		55,575		112,080
Shares Reinvested:
Class A	-		-		40,211
Class B	-		-		5,030
Class C	-		-		4,872
Shares Redeemed:
Class A	(1,515,665)		(698,823)		(1,131,872)
Class B	(136,357)	(B)	(82,249)	(C)	(98,662)	(D)
Class C	(94,152)		(123,231)		(156,226)
Net Increase (Decrease) in Number of Shares Outstanding	(1,162,467)		(337,655)		(42,200)

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Includes automatic conversion of Class B shares ($665,559 representing 70,422 shares) to Class A shares ($665,559 representing 61,038 shares).
(C)	Includes automatic conversion of Class B shares ($132,891 representing 16,408 shares) to Class A shares ($132,891 representing 14,308 shares).
(D)	Includes automatic conversion of Class B shares ($54,856 representing 4,594 shares) to Class A shares ($54,856 representing 4,042 shares).

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Changes

Statements of Changes in Net Assets | Large/Mid Cap Value

Increase (Decrease) in Net Assets
	Year ended 09/30/10		Period ended 09/30/09	(A)	Year ended 12/31/08

Operations:
Net Investment Income (Loss)	$277,344		$290,749		$315,403
Capital Gain Dividends from REITs	14,140		56,992		119,453
Net Realized Gain (Loss) on Investments	5,661,957		(5,325,537)		(21,143,902)
Change in Unrealized Appreciation (Depreciation) of Investments	3,112,652		19,278,975		(34,286,147)
Net Increase (Decrease) in Net Assets (resulting from operations)	9,066,093		14,301,179		(54,995,193)

Distributions to Shareholders From:
Net Investment Income:
Class A	(356,852)		-		(261,651)
Class B	(5,573)		-		(5,389)
Class C	(32,368)		-		(20,404)
Net Realized Gains:
Class A	-		-		(1,032,217)
Class B	-		-		(38,228)
Class C	-		-		(138,289)
Total Distributions	(394,793)		-		(1,496,178)

Capital Share Transactions:
Proceeds from Shares Sold:
Class A	17,995,566	(B)	13,727,988	(C)	43,215,602	(D)
Class B	16,897		10,649		50,993
Class C	1,801,079		1,187,000		5,604,263
Dividends Reinvested:
Class A	307,025		-		1,159,102
Class B	5,078		-		40,065
Class C	24,598		-		114,538
Cost of Shares Redeemed:
Class A	(28,066,046)		(13,355,139)		(30,185,260)
Class B	(766,541)	(B)	(770,992)	(C)	(1,740,640)	(D)
Class C	(2,767,557)		(1,517,058)		(3,787,995)
Net Increase (Decrease) in Net Assets (resulting from
capital share transactions)	(11,449,901)		(717,552)		14,470,668

Total Increase (Decrease) in Net Assets	(2,778,601)		13,583,627		(42,020,703)

Net Assets:
Beginning of period	94,058,498		80,474,871		122,495,574

End of period	$91,279,897		$94,058,498		$80,474,871

Accumulated Undistributed Net Investment Income (Loss)	$253,772		$318,708		$27,959

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:
Class A	1,609,716	(B)	1,527,499	(C)	3,330,953	(D)
Class B	1,735		1,346		4,127
Class C	178,749		141,471		449,463
Shares Reinvested:
Class A	27,364		-		133,382
Class B	497		-		5,040
Class C	2,416		-		14,443
Shares Redeemed:
Class A	(2,542,612)		(1,464,060)		(2,512,832)
Class B	(76,437)	(B)	(93,370)	(C)	(157,284)	(D)
Class C	(274,697)		(188,471)		(328,671)
Net Increase (Decrease) in Number of Shares Outstanding	(1,073,269)		(75,585)		938,621

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Includes automatic conversion of Class B shares ($485,983 representing 48,535 shares) to Class A shares ($485,983 representing 44,047 shares).
(C)	Includes automatic conversion of Class B shares ($547,116 representing 65,891 shares) to Class A shares ($547,116 representing 60,101 shares).
(D)	Includes automatic conversion of Class B shares ($826,012 representing 75,819 shares) to Class A shares ($826,012 representing 69,567 shares).

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Changes

Statements of Changes in Net Assets | Fixed Income

Increase (Decrease) in Net Assets

	Year ended 09/30/10		Period ended 09/30/09	(A)	Year ended 12/31/08

Operations:
Net Investment Income (Loss)	$1,593,860		$1,121,628		$2,054,010
Net Realized Gain (Loss) on Investments	391,226		(363,079)		(988,457)
Change in Unrealized Appreciation (Depreciation) of Investments	2,074,852		3,043,140		(1,280,539)
Net Increase (Decrease) in Net Assets (resulting from operations)	4,059,938		3,801,689		(214,986)

Distributions to Shareholders From:
Net Investment Income:
Class A	(1,463,500)		(1,030,855)		(1,899,067)
Class B	(10,119)		(18,994)		(53,131)
Class C	(152,405)		(84,563)		(101,092)
Total Distributions	(1,626,024)		(1,134,412)		(2,053,290)

Capital Share Transactions:
Proceeds from Shares Sold:
Class A	23,371,938	(B)	15,547,916	(C)	16,330,862	(D)
Class B	11,214		26,344		200,402
Class C	4,581,705		3,291,479		1,644,103
Dividends Reinvested:
Class A	1,366,616		971,951		1,755,420
Class B	8,325		16,644		45,365
Class C	128,869		62,936		84,663
Cost of Shares Redeemed:
Class A	(16,116,013)		(8,207,233)		(23,998,355)
Class B	(512,736)	(B)	(547,920)	(C)	(910,988)	(D)
Class C	(1,762,597)		(1,239,605)		(1,567,477)
Net Increase (Decrease) in Net Assets (resulting from
capital share transactions)	11,077,321		9,922,512		(6,416,005)

Total Increase (Decrease) in Net Assets	13,511,235		12,589,789		(8,684,281)

Net Assets:
Beginning of period	54,069,157		41,479,368		50,163,649

End of period	$67,580,392		$54,069,157		$41,479,368

Accumulated Undistributed Net Investment Income (Loss)	$32,167		$(12,064)		$720

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:
Class A	2,264,804	(B)	1,572,537	(C)	1,643,240	(D)
Class B	1,122		2,732		21,569
Class C	459,586		342,893		173,695
Shares Reinvested:
Class A	132,845		98,066		179,043
Class B	839		1,741		4,761
Class C	12,923		6,535		8,898
Shares Redeemed:
Class A	(1,567,585)		(836,481)		(2,456,337)
Class B	(51,241)	(B)	(57,366)	(C)	(94,932)	(D)
Class C	(177,159)		(129,520)		(165,113)
Net Increase (Decrease) in Number of Shares Outstanding	1,076,134		1,001,137		(685,176)

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Includes automatic conversion of Class B shares ($329,284 representing 32,881 shares) to Class A shares ($329,284 representing 31,865 shares).
(C)	Includes automatic conversion of Class B shares ($335,825 representing 35,147 shares) to Class A shares ($335,825 representing 34,072 shares).
(D)	Includes automatic conversion of Class B shares ($357,407 representing 37,235 shares) to Class A shares ($357,407 representing 36,109 shares).

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Changes

Statements of Changes in Net Assets | High Yield Bond

Increase (Decrease) in Net Assets
		Year ended 09/30/10	Period ended 09/30/09	(A)	Year ended 12/31/08

	Operations:
	Net Investment Income (Loss)	$1,381,531	$997,484		$1,290,824
	Net Realized Gain (Loss) on Investments	452,770	(1,807,422)		(1,081,685)
	Change in Unrealized Appreciation (Depreciation) of Investments	1,010,351	6,648,416		(5,758,446)
	Net Increase (Decrease) in Net Assets (resulting from operations)	2,844,652	5,838,478		(5,549,307)

	Distributions to Shareholders From:
	Net Investment Income:
	Class A	(1,331,309)	(993,063)		(1,259,132)
	Class C	(50,198)	(21,558)		(14,892)
	Net Realized Gains:
	Class A	-	-		(10,252)
	Class C	-	-		(105)
	Total Distributions	(1,381,507)	(1,014,621)		(1,284,381)

	Capital Share Transactions:
	Proceeds from Shares Sold:
	Class A	6,933,191	6,181,963		5,512,203
	Class C	548,832	379,942		265,375
	Dividends Reinvested:
	Class A	1,261,483	951,405		1,226,938
	Class C	35,472	15,955		9,733
	Cost of Shares Redeemed:
	Class A	(6,727,086)	(6,409,997)		(7,001,568)
	Class C	(145,950)	(79,706)		(280,184)
	Net Increase (Decrease) in Net Assets (resulting from
	capital share transactions)	1,905,942	1,039,562		(267,503)

	Total Increase (Decrease) in Net Assets	3,369,087	5,863,419		(7,101,191)

	Net Assets:
	Beginning of period	19,287,165	13,423,746		20,524,937

	End of period	$22,656,252	$19,287,165		$13,423,746

	Accumulated Undistributed Net Investment Income (Loss)	$24	$-		$16,800

	Shares of Capital Stock of the Fund Sold and Redeemed:
	Shares Sold:
	Class A	782,374	829,334		686,555
	Class C	61,641	50,127		29,745
	Shares Reinvested:
	Class A	142,723	131,606		154,308
	Class C	3,983	2,126		1,237
	Shares Redeemed:
	Class A	(766,222)	(876,583)		(837,295)
	Class C	(16,540)	(10,343)		(33,648)
	Net Increase (Decrease) in Number of Shares Outstanding	207,959	126,267		902

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Changes

Statements of Changes in Net Assets | Defensive Strategies

Increase (Decrease) in Net Assets
Period ended 09/30/10 (A)

Operations:
Net Investment Income (Loss)	$6,391
Capital Gain Dividends from REITs	31,216
Net Realized Gain (Loss) on Investments	404,252
Change in Unrealized Appreciation (Depreciation) of Investments	2,122,357
Net Increase (Decrease) in Net Assets (resulting from operations)	2,564,216

Distributions to Shareholders From:
Net Investment Income:
Class A	(2,918)
Class C	(445)
Net Realized Gains:
Class A	(434,295)
Class C	(104,053)
Return of Capital:
Class A	(397,132)
Class C	(80,358)
Total Distributions	(1,019,201)

Capital Share Transactions:
Proceeds from Shares Sold:
Class A	24,560,497
Class C	5,422,174
Dividends Reinvested:
Class A	829,995
Class C	184,556
Cost of Shares Redeemed:
Class A	(3,422,455)
Class C	(232,621)
Net Increase (Decrease) in Net Assets (resulting from
capital share transactions)	27,342,146

Total Increase (Decrease) in Net Assets	28,887,161

Net Assets:
Beginning of period	-

End of period	$28,887,161

Accumulated Undistributed Net Investment Income (Loss)	$3,027

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:
Class A	2,434,205
Class C	527,240
Shares Reinvested:
Class A	77,678
Class C	17,476
Shares Redeemed:
Class A	(328,549)
Class C	(22,363)
Net Increase (Decrease) in Number of Shares Outstanding	2,705,687

(A)	For the period November 4, 2009 (commencement of operations) through September 30, 2010.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Changes

Statements of Changes in Net Assets | Money Market

Increase (Decrease) in Net Assets
	Year ended 09/30/10	Period ended 09/30/09 (A)	Year ended 12/31/08

Operations:
Net Investment Income (Loss)	$10,067	$19,717	$555,536
Net Realized Gain (Loss) on Investments	701	5,397	2,939
Net Increase (Decrease) in Net Assets (resulting from operations)	10,768	25,114	558,475

Distributions to Shareholders From:
Net Investment Income:	(10,048)	(19,743)	(556,735)
Total Distributions	(10,048)	(19,743)	(556,735)

Capital Share Transactions:
Proceeds from Shares Sold	62,161,696	66,347,945	134,018,704
Dividends Reinvested	8,029	8,798	173,650
Cost of Shares Redeemed	(75,948,932)	(73,053,550)	(145,767,742)
Net Increase (Decrease) in Net Assets (resulting from
capital share transactions)	(13,779,207)	(6,696,807)	(11,575,388)

Total Increase (Decrease) in Net Assets	(13,778,487)	(6,691,436)	(11,573,648)

Net Assets:
Beginning of period	27,168,207	33,859,643	45,433,291

End of period	$13,389,720	$27,168,207	$33,859,643

Accumulated Undistributed Net Investment Income (Loss)	$7,884	$7,683	$-

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold	62,161,697	66,347,945	134,018,704
Shares Reinvested	8,029	8,798	173,650
Shares Redeemed	(75,948,933)	(73,053,550)	(145,767,742)
Net Increase (Decrease) in Number of Shares Outstanding	(13,779,207)	(6,696,807)	(11,575,388)

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Changes

Statements of Changes in Net Assets | Strategic Growth

Increase (Decrease) in Net Assets
	Year ended 09/30/10		Period ended 09/30/09 (A)		Year ended 12/31/08

Operations:
Net Investment Income (Loss)	$41,292		$(143,802)		$(86,991)
Net Realized Gain (Loss) on Investments	(4,580,132)		(2,575,633)		(2,291,137)
Capital Gain Distributions from Affiliated Funds	15,230		-		94,136
Change in Unrealized Appreciation (Depreciation) of Investments	8,000,124		10,776,761		(25,435,252)
Net Increase (Decrease) in Net Assets (resulting from operations)	3,476,514		8,057,326		(27,719,244)

Distributions to Shareholders From:
Net Investment Income:
Class A	-		-		(426,205)
Class B	-		-		(34,098)
Class C	-		-		(46,567)
Net Realized Gains:
Class A	-		-		(2,393,506)
Class B	-		-		(647,982)
Class C	-		-		(641,388)
Total Distributions	-		-		(4,189,746)

Capital Share Transactions:
Proceeds from Shares Sold:
Class A	10,177,043	(B)	4,315,979	(C)	8,353,300
Class B	76,783		-		40,771
Class C	1,472,104		1,239,886		3,061,956
Dividends Reinvested:
Class A	-		-		2,708,511
Class B	-		-		664,039
Class C	-		-		649,068
Cost of Shares Redeemed:
Class A	(8,677,400)		(5,107,122)		(8,908,535)
Class B	(1,985,860)	(B)	(1,520,998)	(C)	(2,618,810)
Class C	(2,688,307)		(1,478,861)		(1,952,558)
Net Increase (Decrease) in Net Assets (resulting from
capital share transactions)	(1,625,637)		(2,551,116)		1,997,742

Total Increase (Decrease) in Net Assets	1,850,877		5,506,210		(29,911,248)

Net Assets:
Beginning of period	43,880,440		38,374,230		68,285,478

End of period	$45,731,317		$43,880,440		$38,374,230

Accumulated Undistributed Net Investment Income (Loss)	$41,292		$-		$-

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:
Class A	1,638,898	(B)	852,285	(C)	1,069,597
Class B	13,219		-		5,849
Class C	252,813		261,910		401,854
Shares Reinvested:
Class A	-		-		577,508
Class B	-		-		148,555
Class C	-		-		145,531
Shares Redeemed:
Class A	(1,424,189)		(1,054,172)		(1,257,672)
Class B	(343,379)	(B)	(309,613)	(C)	(382,517)
Class C	(460,286)		(305,442)		(287,154)
Net Increase (Decrease) in Number of Shares Outstanding	(322,924)		(555,032)		421,551

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Includes automatic conversion of Class B shares ($942,809 representing 163,586 shares) to Class A shares ($942,809 representing 154,781 shares).
(C)	Includes automatic conversion of Class B shares ($383,724 representing 75,072 shares) to Class A shares ($383,724 representing 71,387 shares).

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Changes

Statements of Changes in Net Assets | Conservative Growth

Increase (Decrease) in Net Assets
	Year ended 09/30/10		Period ended 09/30/09(A)	Year ended 12/31/08

Operations:
Net Investment Income (Loss)	$393,452		$164,857	$570,702
Net Realized Gain (Loss) on Investments	(4,077,746)		(2,036,120)	(1,179,921)
Capital Gain Distributions from Affiliated Funds	23,585		-	78,533
Change in Unrealized Appreciation (Depreciation) of Investments	7,145,318		8,547,732	(16,268,127)
Net Increase (Decrease) in Net Assets (resulting from operations)	3,484,609		6,676,469	(16,798,813)

Distributions to Shareholders From:
Net Investment Income:
Class A	(456,632)		-	(549,071)
Class B	(61,754)		-	(62,140)
Class C	(89,581)		-	(86,071)
Net Realized Gains:
Class A	-		-	(1,263,508)
Class B	-		-	(279,532)
Class C	-		-	(323,507)
Total Distributions	(607,967)		-	(2,563,829)

Capital Share Transactions:
Proceeds from Shares Sold:
Class A	9,573,831	(B)	8,047,031	9,080,398
Class B	84,058		1,965	125,202
Class C	1,948,340		1,565,900	3,387,529
Dividends Reinvested:
Class A	406,673		-	1,706,832
Class B	57,996		-	314,982
Class C	83,067		-	361,461
Cost of Shares Redeemed:
Class A	(10,282,385)		(5,818,596)	(9,239,640)
Class B	(2,370,007)	(B)	(1,053,283)	(1,655,818)
Class C	(2,601,447)		(1,669,268)	(1,524,513)
Net Increase (Decrease) in Net Assets (resulting from
capital share transactions)	(3,099,874)		1,073,749	2,556,433

Total Increase (Decrease) in Net Assets	(223,232)		7,750,218	(16,806,209)

Net Assets:
Beginning of period	45,950,318		38,200,100	55,006,309

End of period	$45,727,086		$45,950,318	$38,200,100

Accumulated Undistributed Net Investment Income (Loss)	$393,362		$607,877	$443,020

Shares of Capital Stock of the Fund Sold and Redeemed:
Shares Sold:
Class A	1,132,186	(B)	1,088,656	955,118
Class B	10,502		233	14,045
Class C	248,499		228,382	382,297
Shares Reinvested:
Class A	48,356		-	251,742
Class B	7,259		-	48,608
Class C	10,422		-	55,954
Shares Redeemed:
Class A	(1,226,929)		(851,746)	(1,062,328)
Class B	(296,980)	(B)	(159,124)	(196,137)
Class C	(331,829)		(244,046)	(179,730)
Net Increase (Decrease) in Number of Shares Outstanding	(398,514)		62,355	269,569

(A)	The Fund elected to change its fiscal year end from December 31 to September 30. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Includes automatic conversion of Class B shares ($949,372 representing 118,537 shares) to Class A shares ($949,372 representing 112,309 shares).

The accompanying notes are an integral part of these financial statements.
Timothy Plan Statement of Changes

Financial Highlights | Aggressive Growth (Class A Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year	Period		Year		Year	Year	Year
		ended	ended		ended		ended	ended	ended
		9/30/10	9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 4.51	$ 3.71		$ 6.80		$ 7.04	$ 7.38	$ 6.95

Income from Investment Operations:
Net Investment Income (Loss)		(0.09)	(0.05)		(0.07)		(0.06)	(0.08)	(0.09)	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		1.00	0.85		(3.01)		0.59	0.65	0.70
Total from Investment Operations		0.91	0.80		(3.08)		0.53	0.57	0.61

Less Distributions:
Dividends from Realized Gains		-	-		(0.01)		(0.77)	(0.91)	(0.18)
Total Distributions		-	-		(0.01)		(0.77)	(0.91)	(0.18)

Net Asset Value at End of Period		$ 5.42	$ 4.51		$ 3.71		$ 6.80	$ 7.04	$ 7.38

Total Return (C)(D)		20.18%	21.56%	(F)	-45.27%		7.66%	7.50%	8.73%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 13,247	$ 17,007		$ 14,575		$ 24,041	$ 23,187	$ 18,403

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		1.88%	1.85%	(G)	1.72%		1.52%	1.59%	1.59%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		1.88%	1.85%	(G)	1.72%		1.55%	1.60%	1.60%
Waiver/Recoupment of
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		(1.61)%	(1.58)%	(G)	(1.33)%		(0.94)%	(1.17)%	(1.32)%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		(1.61)%	(1.58)%	(G)	(1.33)%		(0.97)%	(1.18)%	(1.33)%
Waiver/Recoupment of
Expenses by Adviser

Portfolio Turnover		88.96%	135.90%		243.59%	(E)	58.55%	96.39%	102.63%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	On January 1, 2008, Chartwell Investment Partners became sub-adviser for the Fund.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Aggressive Growth (Class B Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year	Period		Year		Year	Year	Year
		ended	ended		ended		ended	ended	ended
		9/30/10	9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 4.17	$ 3.45		$ 6.36		$ 6.68	$ 7.09	$ 6.74

Income from Investment Operations:
Net Investment Income (Loss)		(0.12)	(0.07)		(0.12)		(0.12)	(0.14)	(0.14)	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		0.91	0.79		(2.78)		0.57	0.64	0.67
Total from Investment Operations		0.79	0.72		(2.90)		0.45	0.50	0.53

Less Distributions:
Dividends from Realized Gains		-	-		(0.01)		(0.77)	(0.91)	(0.18)
Total Distributions		-	-		(0.01)		(0.77)	(0.91)	(0.18)

Net Asset Value at End of Period		$ 4.96	$ 4.17		$ 3.45		$ 6.36	$ 6.68	$ 7.09

Total Return (C)(D)		18.94%	20.87%	(F)	-45.57%		6.87%	6.83%	7.82%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 367	$ 373		$ 489		$ 1,088	$ 1,247	$ 1,392

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		2.63%	2.60%	(G)	2.45%		2.26%	2.32%	2.34%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		2.63%	2.60%	(G)	2.45%		2.29%	2.35%	2.35%
Waiver/Recoupment of
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		(2.36)%	(2.33)%	(G)	(2.06)%		(1.70)%	(1.90)%	(2.07)%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		(2.36)%	(2.33)%	(G)	(2.06)%		(1.73)%	(1.93)%	(2.08)%
Waiver/Recoupment of
Expenses by Adviser

Portfolio Turnover		88.96%	135.90%		243.59%	(E)	58.55%	96.39%	102.63%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	On January 1, 2008, Chartwell Investment Partners became sub-adviser for the Fund.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Aggressive Growth (Class C Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year	Period		Year		Year	Year	Year
		ended	ended		ended		ended	ended	ended
		9/30/10	9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 4.18	$ 3.46		$ 6.37		$ 6.69	$ 7.11	$ 6.75

Income from Investment Operations:
Net Investment Income (Loss)		(0.11)	(0.06)		(0.11)		(0.10)	(0.11)	(0.14)	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		0.91	0.78		(2.79)		0.55	0.60	0.68
Total from Investment Operations		0.80	0.72		(2.90)		0.45	0.49	0.54

Less Distributions:
Dividends from Realized Gains		-	-		(0.01)		(0.77)	(0.91)	(0.18)
Total Distributions		-	-		(0.01)		(0.77)	(0.91)	(0.18)

Net Asset Value at End of Period		$ 4.98	$ 4.18		$ 3.46		$ 6.37	$ 6.69	$ 7.11

Total Return (C)(D)		19.14%	20.81%	(F)	-45.50%		6.86%	6.65%	7.96%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 1,670	$ 1,477		$ 1,272		$ 2,277	$ 1,937	$ 1,358

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		2.63%	2.60%	(G)	2.47%		2.27%	2.35%	2.34%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		2.63%	2.60%	(G)	2.47%		2.30%	2.35%	2.35%
Waiver/Recoupment of
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		(2.35)%	(2.33)%	(G)	(2.08)%		(1.70)%	(1.94)%	(2.07)%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		(2.35)%	(2.33)%	(G)	(2.08)%		(1.73)%	(1.94)%	(2.08)%
Waiver/Recoupment of
Expenses by Adviser

Portfolio Turnover		88.96%	135.90%		243.59%	(E)	58.55%	96.39%	102.63%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	On January 1, 2008, Chartwell Investment Partners became sub-adviser for the Fund.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | International (Class A Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year		Period		Year	Period
		ended		ended		ended	ended
		9/30/10		9/30/09	(A)	12/31/08	12/31/07	(B)

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 7.52		$ 5.92		$ 11.00	$ 10.00

Income from Investment Operations:
Net Investment Income (Loss)		0.04	(C)	0.08		0.09	0.04
Net Realized and Unrealized
Gain (Loss) on Investments		0.26		1.52		(5.08)	1.00
Total from Investment Operations		0.30		1.60		(4.99)	1.04

Less Distributions:
Dividends from Net Investment
Income		(0.11)		-		(0.09)	(0.04)
Total Distributions		(0.11)		-		(0.09)	(0.04)

Net Asset Value at End of Period		$ 7.71		$ 7.52		$ 5.92	$ 11.00

Total Return (D)(E)		3.93%		27.03%	(F)	-45.38%	10.39%	(F)

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 35,206		$ 37,248		$ 31,214	$ 42,298

Ratio of Expenses to Average
Net Assets:

After Reimbursement and		1.74%		1.72%		1.66%	1.69%
Waiver/Recoupment of					(G)			(G)
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

After Reimbursement and		0.58%		1.68%		1.12%	0.58%
Waiver/Recoupment of					(G)			(G)
Expenses by Adviser

Portfolio Turnover		40.51%		38.27%		32.36%	13.18%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	For the period May 3, 2007 (Commencement of Operations) to December 31, 2007.
(C)	Per share amounts calculated using average shares method.
(D)	Total return calculation does not reflect sales load.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | International (Class C Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year		Period		Year	Period
		ended		ended		ended	ended
		9/30/10		9/30/09	(A)	12/31/08	12/31/07	(B)

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 7.41		$ 5.87		$ 10.97	$ 10.00

Income from Investment Operations:
Net Investment Income (Loss)		(0.01)	(C)	0.04		0.04	(0.02)
Net Realized and Unrealized
Gain (Loss) on Investments		0.25		1.50		(5.07)	0.99
Total from Investment Operations		0.24		1.54		(5.03)	0.97

Less Distributions:
Dividends from Net Investment
Income		(0.07)		-		(0.07)	-	*
Total Distributions		(0.07)		-		(0.07)	-

Net Asset Value at End of Period		$ 7.58		$ 7.41		$ 5.87	$ 10.97

Total Return (D)(E)		3.27%		26.24%	(F)	-45.79%	9.71%	(F)

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 1,941		$ 1,417		$ 984	$ 1,318

Ratio of Expenses to Average
Net Assets:

After Reimbursement and		2.49%		2.47%		2.40%	2.48%
Waiver/Recoupment of					(G)			(G)
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

After Reimbursement and		(0.15)%		0.85%		0.45%	(0.44)%
Waiver/Recoupment of					(G)			(G)
Expenses by Adviser

Portfolio Turnover		40.51%		38.27%		32.36%	13.18%

	*Amount is less than $0.005 per share.

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	For the period May 3, 2007 (Commencement of Operations) to December 31, 2007.
(C)	Per share amounts calculated using average shares method.
(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Large/Mid Cap Growth (Class A Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year	Period		Year		Year	Year	Year
		ended	ended		ended		ended	ended	ended
		9/30/10	9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 5.37	$ 4.38		$ 6.89		$ 7.25	$ 6.92	$ 6.69

Income from Investment Operations:
Net Investment Income (Loss)		(0.04)	(0.02)		(0.04)		(0.03)	(0.04)	(0.05)	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		0.66	1.01		(2.46)		0.39	0.37	0.28
Total from Investment Operations		0.62	0.99		(2.50)		0.36	0.33	0.23

Less Distributions:
Dividends from Realized Gains		-	-		(0.01)		(0.72)	-	-
Total Distributions		-	-		(0.01)		(0.72)	-	-

Net Asset Value at End of Period		$ 5.99	$ 5.37		$ 4.38		$ 6.89	$ 7.25	$ 6.92

Total Return (C)(D)		11.55%	22.60%	(F)	-36.30%		5.09%	4.77%	3.44%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 38,865	$ 35,973		$ 32,484		$ 53,183	$ 65,510	$ 53,901

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		1.66%	1.67%	(G)	1.56%		1.46%	1.52%	1.60%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		1.66%	1.67%	(G)	1.56%		1.46%	1.53%	1.60%
Waiver/Recoupment of
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		(0.74)%	(0.58)%	(G)	(0.64)%		(0.37)%	(0.56)%	(0.80)%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		(0.74)%	(0.58)%	(G)	(0.64)%		(0.37)%	(0.57)%	(0.80)%
Waiver/Recoupment of
Expenses by Adviser

Portfolio Turnover		77.68%	77.98%		176.94%	(E)	44.62%	60.46%	38.61%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	On January 1, 2008, Chartwell Investment Partners became sub-adviser for the Fund.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Large/Mid Cap Growth (Class B Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year		Period		Year		Year	Year	Year
		ended		ended		ended		ended	ended	ended
		9/30/10		9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 5.00		$ 4.11		$ 6.50		$ 6.94	$ 6.68	$ 6.50

Income from Investment Operations:
Net Investment Income (Loss)		(0.08)	(B)	(0.04)		(0.08)		(0.08)	(0.09)	(0.10)	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		0.62		0.93		(2.30)		0.36	0.35	0.28
Total from Investment Operations		0.54		0.89		(2.38)		0.28	0.26	0.18

Less Distributions:
Dividends from Realized Gains		-		-		(0.01)		(0.72)	-	-
Total Distributions		-		-		(0.01)		(0.72)	-	-

Net Asset Value at End of Period		$ 5.54		$ 5.00		$ 4.11		$ 6.50	$ 6.94	$ 6.68

Total Return (C)(D)		10.80%		21.65%	(F)	-36.63%		4.16%	3.89%	2.77%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 700		$ 1,130		$ 1,022		$ 1,935	$ 2,245	$ 2,307

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		2.40%		2.42%	(G)	2.30%		2.21%	2.26%	2.35%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		2.40%		2.42%	(G)	2.30%		2.21%	2.28%	2.35%
Waiver/Recoupment of
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		(1.51)%		(1.32)%	(G)	(1.38)%		(1.10)%	(1.31)%	(1.55)%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		(1.51)%		(1.32)%	(G)	(1.38)%		(1.10)%	(1.33)%	(1.55)%
Waiver/Recoupment of
Expenses by Adviser

Portfolio Turnover		77.68%		77.98%		176.94%	(E)	44.62%	60.46%	38.61%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	On January 1, 2008, Chartwell Investment Partners became sub-adviser for the Fund.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Large/Mid Cap Growth (Class C Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year	Period		Year		Year	Year	Year
		ended	ended		ended		ended	ended	ended
		9/30/10	9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 5.01	$ 4.11		$ 6.51		$ 6.95	$ 6.69	$ 6.52

Income from Investment Operations:
Net Investment Income (Loss)		(0.08)	(0.04)		(0.08)		(0.07)	(0.07)	(0.08)	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		0.62	0.94		(2.31)		0.35	0.33	0.25
Total from Investment Operations		0.54	0.90		(2.39)		0.28	0.26	0.17

Less Distributions:
Dividends from Realized Gains		-	-		(0.01)		(0.72)	-	-
Total Distributions		-	-		(0.01)		(0.72)	-	-

Net Asset Value at End of Period		$ 5.55	$ 5.01		$ 4.11		$ 6.51	$ 6.95	$ 6.69

Total Return (C)(D)		10.78%	21.90%	(F)	-36.73%		4.15%	3.89%	2.61%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 2,523	$ 2,120		$ 1,971		$ 3,097	$ 2,222	$ 1,496

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		2.41%	2.42%	(G)	2.31%		2.22%	2.27%	2.35%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		2.41%	2.42%	(G)	2.31%		2.22%	2.27%	2.35%
Waiver/Recoupment of
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		(1.49)%	(1.33)%	(G)	(1.39)%		(1.12)%	(1.31)%	(1.55)%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		(1.49)%	(1.33)%	(G)	(1.39)%		(1.12)%	(1.31)%	(1.55)%
Waiver/Recoupment of
Expenses by Adviser

Portfolio Turnover		77.68%	77.98%		176.94%	(E)	44.62%	60.46%	38.61%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	On January 1, 2008, Chartwell Investment Partners became sub-adviser for the Fund.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Small Cap Value (Class A Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year	Period		Year	Year	Year	Year
		ended	ended		ended	ended	ended	ended
		9/30/10	9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 10.25	$ 8.88		$ 13.27	$ 14.94	$ 15.27	$ 15.59

Income from Investment Operations:
Net Investment Income (Loss)		(0.06)	(0.05)		0.01	0.04	0.22	0.01	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		1.09	1.42		(4.33)	0.36	2.77	(0.17)
Total from Investment Operations		1.03	1.37		(4.32)	0.40	2.99	(0.16)

Less Distributions:
Dividends from Net Investment
Income		-	-		-	(0.03)	(0.22)	-
Dividends from Realized Gains		-	-		(0.07)	(2.04)	(3.10)	(0.16)
Total Distributions		-	-		(0.07)	(2.07)	(3.32)	(0.16)

Net Asset Value at End of Period		$ 11.28	$ 10.25		$ 8.88	$ 13.27	$ 14.94	$ 15.27

Total Return (C)(D)		10.05%	15.43%	(E)	-32.50%	2.87%	19.69%	-1.01%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 40,482	$ 47,268		$ 42,651	$ 62,525	$ 66,097	$ 49,008

Ratio of Expenses to Average
Net Assets:

After Reimbursement and		1.59%	1.59%	(F)	1.50%	1.44%	1.52%	1.56%
Waiver/Recoupment of
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

After Reimbursement and		(0.51)%	(0.71)%	(F)	0.05%	0.24%	1.39%	0.05%
Waiver/Recoupment of
Expenses by Adviser

Portfolio Turnover		64.37%	57.15%		110.16%	59.84%	148.02%	44.24%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Small Cap Value (Class B Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year		Period		Year	Year	Year	Year
		ended		ended		ended	ended	ended	ended
		9/30/10		9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 8.92		$ 7.78		$ 11.72	$ 13.49	$ 14.09	$ 14.51

Income from Investment Operations:
Net Investment Income (Loss)		(0.12)	(B)	(0.09)		(0.08)	(0.08)	0.14	(0.10)	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		0.94		1.23		(3.79)	0.35	2.50	(0.16)
Total from Investment Operations		0.82		1.14		(3.87)	0.27	2.64	(0.26)

Less Distributions:
Dividends from Net Investment
Income		-		-		-	-	(0.14)	-
Dividends from Realized Gains		-		-		(0.07)	(2.04)	(3.10)	(0.16)
Total Distributions		-		-		(0.07)	(2.04)	(3.24)	(0.16)

Net Asset Value at End of Period		$ 9.74		$ 8.92		$ 7.78	$ 11.72	$ 13.49	$ 14.09

Total Return (C)(D)		9.19%		14.65%	(E)	-32.95%	2.22%	18.82%	-1.77%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 3,114		$ 4,052		$ 4,173	$ 7,370	$ 11,750	$ 16,072

Ratio of Expenses to Average
Net Assets:

After Reimbursement and		2.34%		2.34%	(F)	2.24%	2.19%	2.27%	2.31%
Waiver/Recoupment of
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

After Reimbursement and		(1.25)%		(1.45)%	(F)	(0.69)%	(0.57)%	0.69%	(0.70)%
Waiver/Recoupment of
Expenses by Adviser

Portfolio Turnover		64.37%		57.15%		110.16%	59.84%	148.02%	44.24%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Small Cap Value (Class C Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year	Period		Year	Year	Year	Year
		ended	ended		ended	ended	ended	ended
		9/30/10	9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 8.99	$ 7.83		$ 11.80	$ 13.58	$ 14.12	$ 14.55

Income from Investment Operations:
Net Investment Income (Loss)		(0.12)	(0.09)		(0.07)	(0.05)	0.09	(0.10)	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		0.95	1.25		(3.83)	0.31	2.56	(0.17)
Total from Investment Operations		0.83	1.16		(3.90)	0.26	2.65	(0.27)

Less Distributions:
Dividends from Net Investment
Income		-	-		-	-	(0.09)	-
Dividends from Realized Gains		-	-		(0.07)	(2.04)	(3.10)	(0.16)
Total Distributions		-	-		(0.07)	(2.04)	(3.19)	(0.16)

Net Asset Value at End of Period		$ 9.82	$ 8.99		$ 7.83	$ 11.80	$ 13.58	$ 14.12

Total Return (C)(D)		9.23%	14.81%	(E)	-32.99%	2.13%	18.80%	-1.84%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 4,186	$ 3,867		$ 3,901	$ 6,341	$ 4,054	$ 2,258

Ratio of Expenses to Average
Net Assets:

After Reimbursement and		2.34%	2.34%	(F)	2.25%	2.19%	2.27%	2.31%
Waiver/Recoupment of
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

After Reimbursement and		(1.26)%	(1.45)%	(F)	(0.70)%	(0.47)%	0.61%	(0.70)%
Waiver/Recoupment of
Expenses by Adviser

Portfolio Turnover		64.37%	57.15%		110.16%	59.84%	148.02%	44.24%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Large/Mid Cap Value (Class A Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year	Period		Year	Year	Year	Year
		ended	ended		ended	ended	ended	ended
		9/30/10	9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 10.72	$ 9.10		$ 15.48	$ 14.31	$ 12.99	$ 12.68

Income from Investment Operations:
Net Investment Income (Loss)		0.05	0.04		0.05	0.15	0.16	0.02	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		1.12	1.58		(6.26)	2.26	2.24	2.44
Total from Investment Operations		1.17	1.62		(6.21)	2.41	2.40	2.46

Less Distributions:
Dividends from Net Investment
Income		(0.05)	-		(0.03)	(0.16)	(0.16)	-	*
Dividends from Realized Gains		-	-		(0.14)	(1.08)	(0.90)	(2.15)
Distributions from Return of
Capital		-	-		-	-	(0.02)	-
Total Distributions		(0.05)	-		(0.17)	(1.24)	(1.08)	(2.15)

Net Asset Value at End of Period		$ 11.84	$ 10.72		$ 9.10	$ 15.48	$ 14.31	$ 12.99

Total Return (C)(D)		10.94%	17.80%	(E)	-40.05%	17.02%	18.41%	19.42%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 80,700	$ 82,784		$ 69,695	$ 103,828	$ 84,203	$ 51,753

Ratio of Expenses to Average
Net Assets:

After Reimbursement and		1.58%	1.57%	(F)	1.51%	1.44%	1.51%	1.55%
Waiver/Recoupment of
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

After Reimbursement and		0.39%	0.57%	(F)	0.39%	0.99%	1.20%	0.15%
Waiver/Recoupment of
Expenses by Adviser

Portfolio Turnover		38.31%	32.46%		76.74%	47.52%	52.16%	129.22%

	*Amount is less than $0.005 per share.

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Large/Mid Cap Value (Class B Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year		Period		Year		Year	Year	Year
		ended		ended		ended		ended	ended	ended
		9/30/10		9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 9.75		$ 8.32		$ 14.27		$ 13.26	$ 12.10	$ 12.02

Income from Investment Operations:
Net Investment Income (Loss)		(0.04)	(B)	(0.03)		(0.04)	(B)	0.04	0.05	(0.08)	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		1.02		1.46		(5.75)		2.08	2.08	2.31
Total from Investment Operations		0.98		1.43		(5.79)		2.12	2.13	2.23

Less Distributions:
Dividends from Net Investment
Income		(0.03)		-		(0.02)		(0.03)	(0.05)	-
Dividends from Realized Gains		-		-		(0.14)		(1.08)	(0.90)	(2.15)
Distributions from Return of
Capital		-		-		-		-	(0.02)	-
Total Distributions		(0.03)		-		(0.16)		(1.11)	(0.97)	(2.15)

Net Asset Value at End of Period		$ 10.70		$ 9.75		$ 8.32		$ 14.27	$ 13.26	$ 12.10

Total Return (C)(D)		10.10%		17.19%	(E)	-40.55%		16.21%	17.54%	18.56%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 1,095		$ 1,722		$ 2,236		$ 5,945	$ 6,470	$ 6,496

Ratio of Expenses to Average
Net Assets:

After Reimbursement and		2.32%		2.33%	(F)	2.24%		2.19%	2.26%	2.30%
Waiver/Recoupment of
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

After Reimbursement and		(0.38)%		(0.17)%	(F)	(0.37)%		0.24%	0.28%	(0.60)%
Waiver/Recoupment of
Expenses by Adviser

Portfolio Turnover		38.31%		32.46%		76.74%		47.52%	52.16%	129.22%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Large/Mid Cap Value (Class C Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year	Period		Year	Year	Year	Year
		ended	ended		ended	ended	ended	ended
		9/30/10	9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 9.73	$ 8.31		$ 14.24	$ 13.28	$ 12.12	$ 12.04

Income from Investment Operations:
Net Investment Income (Loss)		(0.05)	(0.01)		(0.04)	0.02	0.07	(0.08)	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		1.03	1.43		(5.73)	2.10	2.08	2.31
Total from Investment Operations		0.98	1.42		(5.77)	2.12	2.15	2.23

Less Distributions:
Dividends from Net Investment
Income		(0.03)	-		(0.02)	(0.08)	(0.07)	-
Dividends from Realized Gains		-	-		(0.14)	(1.08)	(0.90)	(2.15)
Distributions from Return of
Capital		-	-		-	-	(0.02)	-
Total Distributions		(0.03)	-		(0.16)	(1.16)	(0.99)	(2.15)

Net Asset Value at End of Period		$ 10.68	$ 9.73		$ 8.31	$ 14.24	$ 13.28	$ 12.12

Total Return (C)(D)		10.12%	17.09%	(E)	-40.49%	16.13%	17.63%	18.53%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 9,484	$ 9,552		$ 8,544	$ 12,722	$ 6,353	$ 2,774

Ratio of Expenses to Average
Net Assets:

After Reimbursement and		2.33%	2.32%	(F)	2.26%	2.19%	2.25%	2.30%
Waiver/Recoupment of
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

After Reimbursement and		(0.35)%	(0.18)%	(F)	(0.35)%	0.18%	0.53%	(0.60)%
Waiver/Recoupment of
Expenses by Adviser

Portfolio Turnover		38.31%	32.46%		76.74%	47.52%	52.16%	129.22%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Fixed Income (Class A Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year		Period		Year	Year	Year	Year
		ended		ended		ended	ended	ended	ended
		9/30/10		9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 10.14		$ 9.56		$ 9.99	$ 9.94	$ 10.06	$ 10.32

Income from Investment Operations:
Net Investment Income (Loss)		0.29	(B)	0.24		0.43	0.44	0.42	0.34	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		0.42		0.58		(0.43)	0.06	(0.12)	(0.23)
Total from Investment Operations		0.71		0.82		-	0.50	0.30	0.11

Less Distributions:
Dividends from Net Investment
Income		(0.29)		(0.24)		(0.43)	(0.45)	(0.41)	(0.34)
Dividends from Realized Gains		-		-		-	-	(0.01)	(0.03)
Total Distributions		(0.29)		(0.24)		(0.43)	(0.45)	(0.42)	(0.37)

Net Asset Value at End of Period		$ 10.56		$ 10.14		$ 9.56	$ 9.99	$ 9.94	$ 10.06

Total Return (C)(D)		7.07%		8.70%	(E)	-0.05%	5.19%	3.11%	1.11%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 58,831		$ 48,074		$ 37,367	$ 45,371	$ 39,023	$ 29,402

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		1.36%		1.35%	(F)	1.29%	1.21%	1.32%	1.31%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		1.21%		1.20%	(F)	1.14%	1.06%	1.35%	1.35%
Waiver/Recoupment of
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		2.63%		3.24%	(F)	4.11%	4.33%	4.42%	3.33%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		2.78%		3.39%	(F)	4.26%	4.48%	4.39%	3.29%
Waiver/Recoupment of
Expenses by Adviser

Portfolio Turnover		25.68%		22.18%		35.01%	44.98%	76.28%	39.46%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Fixed Income (Class B Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year		Period		Year	Year	Year	Year
		ended		ended		ended	ended	ended	ended
		9/30/10		9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 9.83		$ 9.28		$ 9.70	$ 9.66	$ 9.81	$ 10.06

Income from Investment Operations:
Net Investment Income (Loss)		0.21	(B)	0.20		0.35	0.37	0.36	0.25	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		0.40		0.53		(0.41)	0.05	(0.15)	(0.20)
Total from Investment Operations		0.61		0.73		(0.06)	0.42	0.21	0.05

Less Distributions:
Dividends from Net Investment
Income		(0.20)		(0.18)		(0.36)	(0.38)	(0.35)	(0.27)
Dividends from Realized Gains		-		-		-	-	(0.01)	(0.03)
Total Distributions		(0.20)		(0.18)		(0.36)	(0.38)	(0.36)	(0.30)

Net Asset Value at End of Period		$ 10.24		$ 9.83		$ 9.28	$ 9.70	$ 9.66	$ 9.81

Total Return (C)(D)		6.28%		7.98%	(E)	-0.66%	4.47%	2.20%	0.47%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 311		$ 783		$ 1,230	$ 1,951	$ 2,786	$ 3,126

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		2.11%		2.10%	(F)	2.04%	1.93%	1.99%	2.07%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		1.96%		1.95%	(F)	1.89%	1.78%	2.10%	2.10%
Waiver/Recoupment of
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		1.91%		2.49%	(F)	3.34%	3.62%	3.74%	2.57%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		2.06%		2.64%	(F)	3.49%	3.77%	3.63%	2.54%
Waiver/Recoupment of
Expenses by Adviser

Portfolio Turnover		25.68%		22.18%		35.01%	44.98%	76.28%	39.46%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Fixed Income (Class C Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year	Period		Year	Year	Year	Year
		ended	ended		ended	ended	ended	ended
		9/30/10	9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 9.82	$ 9.28		$ 9.69	$ 9.66	$ 9.78	$ 10.04

Income from Investment Operations:
Net Investment Income (Loss)		0.21	0.18		0.33	0.37	0.33	0.25	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		0.41	0.56		(0.40)	0.04	(0.12)	(0.20)
Total from Investment Operations		0.62	0.74		(0.07)	0.41	0.21	0.05

Less Distributions:
Dividends from Net Investment
Income		(0.22)	(0.20)		(0.34)	(0.38)	(0.32)	(0.28)
Dividends from Realized Gains		-	-		-	-	(0.01)	(0.03)
Total Distributions		(0.22)	(0.20)		(0.34)	(0.38)	(0.33)	(0.31)

Net Asset Value at End of Period		$ 10.22	$ 9.82		$ 9.28	$ 9.69	$ 9.66	$ 9.78

Total Return (D)(E)		6.36%	8.02%	(E)	-0.72%	4.37%	2.26%	0.47%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 8,438	$ 5,212		$ 2,883	$ 2,842	$ 3,019	$ 1,927

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		2.12%	2.10%	(F)	2.06%	1.96%	2.10%	2.07%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		1.97%	1.95%	(F)	1.91%	1.81%	2.10%	2.10%
Waiver/Recoupment of
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		1.88%	2.50%	(F)	3.33%	3.59%	3.64%	2.57%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		2.03%	2.65%	(F)	3.48%	3.74%	3.64%	2.54%
Waiver/Recoupment of
Expenses by Adviser

Portfolio Turnover		25.68%	22.18%		35.01%	44.98%	76.28%	39.46%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | High Yield Bond (Class A Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year	Period		Year	Period
		ended	ended		ended	ended
		9/30/10	9/30/09	(A)	12/31/08	12/31/07	(B)

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 8.46	$ 6.23		$ 9.53	$ 10.00

Income from Investment Operations:
Net Investment Income (Loss)		0.60	0.48		0.61	0.36
Net Realized and Unrealized
Gain (Loss) on Investments		0.63	2.23		(3.30)	(0.47)
Total from Investment Operations		1.23	2.71		(2.69)	(0.11)

Less Distributions:
Dividends from Net Investment
Income		(0.59)	(0.48)		(0.60)	(0.36)
Dividends from Realized Gains		-	-		(0.01)	-
Total Distributions		(0.59)	(0.48)		(0.61)	(0.36)

Net Asset Value at End of Period		$ 9.10	$ 8.46		$ 6.23	$ 9.53

Total Return (C)(D)		14.98%	45.11%	(E)	-29.55%	-1.14%	(E)

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 21,617	$ 18,740		$ 13,283	$ 20,284

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		1.43%	1.46%		1.41%	1.45%
Waiver/Recoupment of				(F)			(F)
Expenses by Adviser
After Reimbursement and		1.43%	1.46%		1.41%	1.35%
Waiver/Recoupment of				(F)			(F)
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		6.72%	8.75%		7.06%	5.67%
Waiver/Recoupment of				(F)			(F)
Expenses by Adviser
After Reimbursement and		6.72%	8.75%		7.06%	5.77%
Waiver/Recoupment of				(F)			(F)
Expenses by Adviser

Portfolio Turnover		39.84%	33.82%		27.85%	23.46%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	For the period May 7, 2007 (Commencement of Operations) to December 31, 2007.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | High Yield Bond (Class C Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year		Period		Year	Period
		ended		ended		ended	ended
		9/30/10		9/30/09	(A)	12/31/08	12/31/07	(B)

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 8.51		$ 6.29		$ 9.60	$ 10.00

Income from Investment Operations:
Net Investment Income (Loss)		0.53	(C)	0.43	(C)	0.53	0.26
Net Realized and Unrealized
Gain (Loss) on Investments		0.66		2.24		(3.33)	(0.40)
Total from Investment Operations		1.19		2.67		(2.80)	(0.14)

Less Distributions:
Dividends from Net Investment
Income		(0.53)		(0.45)		(0.50)	(0.26)
Dividends from Realized Gains		-		-		(0.01)	-
Total Distributions		(0.53)		(0.45)		(0.51)	(0.26)

Net Asset Value at End of Period		$ 9.17		$ 8.51		$ 6.29	$ 9.60

Total Return (D)(E)		14.36%		43.90%	(F)	-30.17%	-1.38%	(F)

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 1,039		$ 547		$ 141	$ 241

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		2.18%		2.20%		2.14%	2.20%
Waiver/Recoupment of					(G)			(G)
Expenses by Adviser
After Reimbursement and		2.18%		2.20%		2.14%	2.10%
Waiver/Recoupment of					(G)			(G)
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		5.99%		7.55%		6.26%	5.24%
Waiver/Recoupment of					(G)			(G)
Expenses by Adviser
After Reimbursement and		5.99%		7.55%		6.26%	5.34%
Waiver/Recoupment of					(G)			(G)
Expenses by Adviser

Portfolio Turnover		39.84%		33.82%		27.85%	23.46%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	For the period May 7, 2007 (Commencement of Operations) to December 31, 2007.
(C)	Per share amounts calculated using average shares method.
(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Defensive Strategies (Class A Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Period
		ended
		9/30/10	(A)

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 10.00

Income from Investment Operations:
Net Investment Income (Loss)		0.02
Net Realized and Unrealized
Gain (Loss) on Investments		1.08
Total from Investment Operations		1.10

Less Distributions:
Dividends from Net Investment
Income		-
Dividends from Realized Gains		(0.21)
Distributions from Return of
Capital	Capital	(0.19)
Total Distributions		(0.40)

Net Asset Value at End of Period		$ 10.70

Total Return (B)(C)		10.97%	(D)

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 23,360

Ratio of Expenses to Average
Net Assets:

After Reimbursement and		1.51%
Waiver/Recoupment of			(E)
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

After Reimbursement and		0.13%
Waiver/Recoupment of			(E)
Expenses by Adviser

Portfolio Turnover		41.21%

(A)	For the period November 4, 2009 (Commencement of Operations) to September 30, 2010.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return is not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Defensive Strategies (Class C Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Period
		ended
		9/30/10	(A)

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 10.00

Income from Investment Operations:
Net Investment Income (Loss)		(0.06)	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		1.08
Total from Investment Operations		1.02

Less Distributions:
Dividends from Net Investment
Income		-
Dividends from Realized Gains		(0.21)
Distributions from Return of
Capital	Capital	(0.23)
Total Distributions		(0.44)

Net Asset Value at End of Period		$ 10.58

Total Return (C)(D)		10.18%	(E)

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 5,527

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		2.28%
Waiver/Recoupment of			(F)
Expenses by Adviser
After Reimbursement and		2.28%
Waiver/Recoupment of			(F)
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		(0.64)%
Waiver/Recoupment of			(F)
Expenses by Adviser
After Reimbursement and		(0.64)%
Waiver/Recoupment of			(F)
Expenses by Adviser

Portfolio Turnover		41.21%

(A)	For the period November 4, 2009 (Commencement of Operations) to September 30, 2010.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Money Market

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year		Period		Year		Year	Year	Year
		ended		ended		ended		ended	ended	ended
		9/30/10		9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 1.00		$ 1.00		$ 1.00		$ 1.00	$ 1.00	$ 1.00

Income from Investment Operations:
Net Investment Income (Loss)		-	*	-	*	0.02		0.04	0.04	0.03	(B)
Total from Investment Operations		-		-		0.02		0.04	0.04	0.03

Less Distributions:
Dividends from Net Investment
Income		-	*	-	*	(0.02)		(0.04)	(0.04)	(0.03)
Dividends from Realized Gains		-		-		-		-	-	-	*
Total Distributions		-		-		(0.02)		(0.04)	(0.04)	(0.03)

Net Asset Value at End of Period		$ 1.00		$ 1.00		$ 1.00		$ 1.00	$ 1.00	$ 1.00

Total Return (C)(D)		0.07%		0.07%	(E)	1.82%		4.26%	4.17%	2.48%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 13,390		$ 27,168		$ 33,860		$ 45,433	$ 19,813	$ 5,195

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		1.15%		1.05%	(F)	1.00%		0.99%	1.21%	1.13%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		0.08%		0.33%	(F)	0.64%		0.78%	0.85%	0.66%
Waiver/Recoupment of							(D)
Expenses by Adviser

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		(1.02)%		(0.63)%	(F)	1.45%		3.85%	3.85%	2.03%
Waiver/Recoupment of
Expenses by Adviser
After Reimbursement and		0.05%		0.09%	(F)	1.81%		4.05%	4.21%	2.50%
Waiver/Recoupment of
Expenses by Adviser

	*Amount is less than $0.005 per share.

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	The expense ratio after reimbursement of expenses by Adviser includes a 0.01% reimbursement of expenses by the Administrator for a processing error.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Strategic Growth (Class A Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year	Period		Year	Year	Year	Year
		ended	ended		ended	ended	ended	ended
		9/30/10	9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 5.97	$ 4.86		$ 9.12	$ 9.69	$ 9.18	$ 8.64

Income from Investment Operations:
Net Investment Income (Loss)		0.02	(0.01)		0.01	0.10	0.14	(0.10)	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		0.50	1.12		(3.66)	0.90	0.82	0.64
Total from Investment Operations		0.52	1.11		(3.65)	1.00	0.96	0.54

Less Distributions:
Dividends from Net Investment
Income		-	-		(0.09)	(0.10)	(0.05)	-
Dividends from Realized Gains		-	-		(0.52)	(1.47)	(0.40)	-	*
Total Distributions		-	-		(0.61)	(1.57)	(0.45)	-

Net Asset Value at End of Period		$ 6.49	$ 5.97		$ 4.86	$ 9.12	$ 9.69	$ 9.18

Total Return (C)(D)		8.71%	22.84%	(G)	-39.82%	10.45%	10.41%	6.25%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 34,098	$ 30,066		$ 25,440	$ 44,231	$ 37,204	$ 26,451

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		1.11%	1.11%	(H)	1.03%	1.00%	1.07%	1.11%
Waiver/Recoupment of
Expenses by Adviser (E)
After Reimbursement and		1.11%	1.11%	(H)	1.03%	1.00%	1.07%	1.15%
Waiver/Recoupment of
Expenses by Adviser (E)

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		0.30%	(0.25)%	(H)	0.12%	1.10%	1.49%	(1.10)%
Waiver/Recoupment of
Expenses by Adviser (E)(F)
After Reimbursement and		0.30%	(0.25)%	(H)	0.12%	1.10%	1.49%	(1.14)%
Waiver/Recoupment of
Expenses by Adviser (E)(F)

Portfolio Turnover		25.36%	5.21%		16.61%	45.00%	10.55%	1.61%

*Amount is less than $0.005 per share.

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies
	in which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Strategic Growth (Class B Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year	Period		Year	Year	Year	Year
		ended	ended		ended	ended	ended	ended
		9/30/10	9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 5.66	$ 4.63		$ 8.70	$ 9.30	$ 8.85	$ 8.39

Income from Investment Operations:
Net Investment Income (Loss)		(0.03)	(0.04)		(0.04)	0.01	0.05	(0.16)	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		0.48	1.07		(3.48)	0.87	0.80	0.62
Total from Investment Operations		0.45	1.03		(3.52)	0.88	0.85	0.46

Less Distributions:
Dividends from Net Investment
Income		-	-		(0.03)	(0.01)	-	-
Dividends from Realized Gains		-	-		(0.52)	(1.47)	(0.40)	-	*
Total Distributions		-	-		(0.55)	(1.48)	(0.40)	-

Net Asset Value at End of Period		$ 6.11	$ 5.66		$ 4.63	$ 8.70	$ 9.30	$ 8.85

Total Return (C)(D)		7.95%	22.25%	(G)	-40.33%	9.65%	9.53%	5.49%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 4,683	$ 6,207		$ 6,511	$ 14,219	$ 16,177	$ 17,467

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		1.86%	1.86%	(H)	1.77%	1.74%	1.81%	1.86%
Waiver/Recoupment of
Expenses by Adviser (E)
After Reimbursement and		1.86%	1.86%	(H)	1.77%	1.74%	1.82%	1.90%
Waiver/Recoupment of
Expenses by Adviser (E)

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		(0.46)%	(1.02)%	(H)	(0.70)%	0.06%	0.44%	(1.85)%
Waiver/Recoupment of
Expenses by Adviser (E)(F)
After Reimbursement and		(0.46)%	(1.02)%	(H)	(0.70)%	0.06%	0.43%	(1.89)%
Waiver/Recoupment of
Expenses by Adviser (E)(F)

Portfolio Turnover		25.36%	5.21%		16.61%	45.00%	10.55%	1.61%

*Amount is less than $0.005 per share.

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Strategic Growth (Class C Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year	Period		Year	Year	Year	Year
		ended	ended		ended	ended	ended	ended
		9/30/10	9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 5.64	$ 4.62		$ 8.70	$ 9.31	$ 8.86	$ 8.39

Income from Investment Operations:
Net Investment Income (Loss)		(0.03)	(0.04)		(0.05)	0.03	0.06	(0.16)	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		0.48	1.06		(3.47)	0.86	0.79	0.63
Total from Investment Operations		0.45	1.02		(3.52)	0.89	0.85	0.47

Less Distributions:
Dividends from Net Investment
Income		-	-		(0.04)	(0.03)	-	-
Dividends from Realized Gains		-	-		(0.52)	(1.47)	(0.40)	-	*
Total Distributions		-	-		(0.56)	(1.50)	(0.40)	-

Net Asset Value at End of Period		$ 6.09	$ 5.64		$ 4.62	$ 8.70	$ 9.31	$ 8.86

Total Return (C)(D)		7.98%	22.08%	(G)	-40.32%	9.73%	9.51%	5.61%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 6,950	$ 7,608		$ 6,423	$ 9,836	$ 7,609	$ 5,462

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		1.86%	1.85%	(H)	1.78%	1.75%	1.81%	1.86%
Waiver/Recoupment of
Expenses by Adviser (E)
After Reimbursement and		1.86%	1.85%	(H)	1.78%	1.75%	1.81%	1.90%
Waiver/Recoupment of
Expenses by Adviser (E)

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		(0.46)%	(1.00)%	(H)	(0.61)%	0.43%	0.76%	(1.85)%
Waiver/Recoupment of
Expenses by Adviser (E)(F)
After Reimbursement and		(0.46)%	(1.00)%	(H)	(0.61)%	0.43%	0.76%	(1.89)%
Waiver/Recoupment of
Expenses by Adviser (E)(F)

Portfolio Turnover		25.36%	5.21%		16.61%	45.00%	10.55%	1.61%

*Amount is less than $0.005 per share.

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies
	in which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Conservative Growth (Class A Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year	Period		Year	Year	Year	Year
		ended	ended		ended	ended	ended	ended
		9/30/10	9/30/09	(A)	12/31/08	12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 8.25	$ 6.94		$ 10.49	$ 11.10	$ 10.83	$ 10.26

Income from Investment Operations:
Net Investment Income (Loss)		0.09	0.04		0.13	0.22	0.32	(0.01)	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		0.60	1.27		(3.18)	0.75	0.75	0.58
Total from Investment Operations		0.69	1.31		(3.05)	0.97	1.07	0.57

Less Distributions:
Dividends from Net Investment
Income		(0.11)	-		(0.15)	(0.20)	(0.22)	-
Dividends from Realized Gains		-	-		(0.35)	(1.38)	(0.58)	-
Distributions from Return of
Capital		-	-		-	-	-	-
Total Distributions		(0.11)	-		(0.50)	(1.58)	(0.80)	-

Net Asset Value at End of Period		$ 8.83	$ 8.25		$ 6.94	$ 10.49	$ 11.10	$ 10.83

Total Return (C)(D)		8.47%	18.88%	(G)	-28.88%	8.85%	9.86%	5.56%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 35,031	$ 33,128		$ 26,206	$ 38,102	$ 33,189	$ 27,765

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		1.13%	1.10%	(H)	1.02%	1.02%	1.08%	1.13%
Waiver/Recoupment of
Expenses by Adviser (E)
After Reimbursement and		1.13%	1.10%	(H)	1.02%	1.02%	1.09%	1.15%
Waiver/Recoupment of
Expenses by Adviser (E)

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		1.07%	0.82%	(H)	1.36%	2.09%	2.98%	(0.11)%
Waiver/Recoupment of
Expenses by Adviser (E)(F)
After Reimbursement and		1.07%	0.82%	(H)	1.36%	2.09%	2.97%	(0.13)%
Waiver/Recoupment of
Expenses by Adviser (E)(F)

Portfolio Turnover		30.89%	15.74%		25.72%	40.54%	6.12%	3.61%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies
	in which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Conservative Growth (Class B Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year		Period		Year		Year	Year	Year
		ended		ended		ended		ended	ended	ended
		9/30/10		9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 7.85		$ 6.64		$ 10.03		$ 10.67	$ 10.43	$ 9.96

Income from Investment Operations:
Net Investment Income (Loss)		0.01	(B)	-	(B)	0.05	(B)	0.14	0.22	(0.09)	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		0.59		1.21		(3.01)		0.71	0.72	0.56
Total from Investment Operations		0.60		1.21		(2.96)		0.85	0.94	0.47

Less Distributions:
Dividends from Net Investment
Income		(0.10)		-		(0.08)		(0.11)	(0.12)	-
Dividends from Realized Gains		-		-		(0.35)		(1.38)	(0.58)	-
Total Distributions		(0.10)		-		(0.43)		(1.49)	(0.70)	-

Net Asset Value at End of Period		$ 8.35		$ 7.85		$ 6.64		$ 10.03	$ 10.67	$ 10.43

Total Return (C)(D)		7.68%		18.22%	(G)	-29.37%		8.05%	9.00%	4.72%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 3,330		$ 5,322		$ 5,556		$ 9,740	$ 10,423	$ 11,652

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		1.87%		1.85%	(H)	1.76%		1.76%	1.82%	1.88%
Waiver/Recoupment of
Expenses by Adviser (E)
After Reimbursement and		1.87%		1.85%	(H)	1.76%		1.76%	1.85%	1.90%
Waiver/Recoupment of
Expenses by Adviser (E)

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		0.15%		(0.01)%	(H)	0.53%		1.14%	1.88%	(0.86)%
Waiver/Recoupment of
Expenses by Adviser (E)(F)
After Reimbursement and		0.15%		(0.01)%	(H)	0.53%		1.14%	1.85%	(0.88)%
Waiver/Recoupment of
Expenses by Adviser (E)(F)

Portfolio Turnover		30.89%		15.74%		25.72%		40.54%	6.12%	3.61%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies
	in which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Financial Highlights | Conservative Growth (Class C Shares)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

		Year	Period		Year		Year	Year	Year
		ended	ended		ended		ended	ended	ended
		9/30/10	9/30/09	(A)	12/31/08		12/31/07	12/31/06	12/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Period		$ 7.83	$ 6.61		$ 10.02		$ 10.68	$ 10.44	$ 9.97

Income from Investment Operations:
Net Investment Income (Loss)		0.02	-	*	0.06	(B)	0.12	0.23	(0.09)	(B)
Net Realized and Unrealized
Gain (Loss) on Investments		0.57	1.22		(3.03)		0.72	0.73	0.56
Total from Investment Operations		0.59	1.22		(2.97)		0.84	0.96	0.47

Less Distributions:
Dividends from Net Investment
Income		(0.10)	-		(0.09)		(0.12)	(0.14)	-
Dividends from Realized Gains		-	-		(0.35)		(1.38)	(0.58)	-
Total Distributions		(0.10)	-		(0.44)		(1.50)	(0.72)	-

Net Asset Value at End of Period		$ 8.32	$ 7.83		$ 6.61		$ 10.02	$ 10.68	$ 10.44

Total Return (C)(D)		7.57%	18.46%	(G)	-29.45%		7.98%	9.16%	4.71%

Ratios/Supplemental Data:
Net Assets,
End of Period (in 000s)		$ 7,365	$ 7,500		$ 6,438		$ 7,164	$ 5,833	$ 4,361

Ratio of Expenses to Average
Net Assets:

Before Reimbursement and		1.88%	1.85%	(H)	1.77%		1.77%	1.84%	1.88%
Waiver/Recoupment of
Expenses by Adviser (E)
After Reimbursement and		1.88%	1.85%	(H)	1.77%		1.77%	1.84%	1.90%
Waiver/Recoupment of
Expenses by Adviser (E)

Ratio of Net Investment Income
(Loss) to Average Net Assets:

Before Reimbursement and		0.29%	0.05%	(H)	0.72%		1.40%	2.36%	(0.86)%
Waiver/Recoupment of
Expenses by Adviser (E)(F)
After Reimbursement and		0.29%	0.05%	(H)	0.72%		1.40%	2.36%	(0.88)%
Waiver/Recoupment of
Expenses by Adviser (E)(F)

Portfolio Turnover		30.89%	15.74%		25.72%		40.54%	6.12%	3.61%

*Amount is less than $0.005 per share.
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies
	in which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.
Timothy Plan Financial Highlights

Notes to Financial Statements
September 30, 2010

Timothy Plan Family of Funds

Note 1 | Significant Accounting Policies
The Timothy Plan (the “Trust”) is organized as a series of a Delaware business trust pursuant to a trust agreement dated December 16, 1993.  The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.  As of September 30, 2010, the Trust consisted of thirteen series. These financial statements include the following eleven series: Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Money Market Fund, Timothy Plan Strategic Growth Fund and Timothy Plan Conservative Growth Fund (the “Funds”).

The Timothy Plan Aggressive Growth Fund’s investment objective is long-term growth of capital.  The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks without regard to market capitalizations and investing in the securities of a limited number of companies which the Fund’s Adviser believes show a high probability for superior growth.

The Timothy Plan International Fund’s investment objective is long-term growth of capital.  The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in the common stock and similar securities of foreign companies through the purchase of American Depositary Receipts (“ADRs”) without regard to market capitalization, investing its assets in the ADRs of companies which the Fund’s investment manager believes show a high probability for superior growth, and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Timothy Plan Large/Mid Cap Growth Fund’s investment objective is long-term growth of capital.  Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.  The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks with market capitalizations in excess of $2 billion.

The Timothy Plan Small Cap Value Fund’s primary objective is long-term capital growth, with a secondary objective of current income.  The Fund seeks to achieve its investment objective by primarily investing at least 80% of its assets in U.S. common stocks whose market capitalization is generally less than $2 billion.

The Timothy Plan Large/Mid Cap Value Fund’s investment objective is long-term capital growth, with a secondary objective of current income.  The Fund seeks to achieve its investment objective by primarily investing in U.S. common stocks. The Fund will invest at least 80% of its assets in the common stock of companies whose total market capitalization generally exceeds $2 billion.

The Timothy Plan Fixed Income Fund seeks to generate a high level of current income consistent with prudent investment risk.  To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities.  These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities.  The Fund will generally only purchase high quality securities.

The Timothy Plan High Yield Bond Fund’s investment objective is to generate a high level of current income. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities.  These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities.  The Fund will generally purchase securities that are not investment-grade, meaning securities with a rating of “BBB” or lower as rated by Standard and Poor’s or a comparable rating by another nationally recognized rating agency.  Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities.  Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

Timothy Plan Notes to Financial Statements

Notes to Financial Statements
September 30, 2010

Timothy Plan Family of Funds

The Timothy Plan Defensive Strategies Fund’s investment objective is the protection of principal through aggressive, proactive reactions to prevailing economic conditions. To achieve its investment objectives, the Fund normally invests in Real Estate Investment Trusts (“REITs”), commodities based exchange-traded funds (“ETFs”), and Treasury Inflation Protection Securities (“TIPS”).

The Timothy Plan Money Market Fund seeks to generate a high level of current income consistent with the preservation of capital.  To achieve its investment objective, the Fund normally invests in short-term debt instruments, such as obligations of the U.S. Government and its agencies, certificates of deposit, banker’s acceptances, commercial paper and short-term corporate notes.

The Timothy Plan Strategic Growth Fund seeks to generate medium to high levels of long-term capital growth. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust:  approximately 5-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 15-25% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 15-25% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 5-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 20-30% of its net assets in the Timothy Plan International Fund; approximately 5%-10% of its net assets in the Timothy Plan Aggressive Growth Fund; and approximately 5%-15% of its net assets in the Timothy Plan Defensive Strategies Fund. The Fund may also invest in the Timothy Plan Money Market Fund.

The Timothy Plan Conservative Growth Fund seeks to generate moderate levels of long-term capital growth with a secondary objective of current income.  The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust:  approximately 0-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 10-20% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 5-15% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 0-5% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 5-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 5-15% of its net assets in the Timothy Plan International Fund; approximately 20%-40% of its net assets in the Timothy Plan Fixed Income Fund; and approximately 10-30% of its net assets in the Timothy Plan Defensive Strategies Fund . The Fund may also invest in the Timothy Plan Money Market Fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies.

A.  Security Valuation and Fair Value Measurements
All investments in securities are recorded at their estimated fair value as described in Note 2.

B.  Investment Income and Securities Transactions
Security transactions are accounted for on the date the securities are purchased or sold (trade date).  Dividend income is recognized on the ex-dividend date. Interest income and expenses are recognized on an accrual basis. The Timothy Plan Large/Mid Cap Growth Fund, Large/Mid Cap Value Fund, Small Cap Value Fund and Defensive Strategies Fund have made certain investments in REITs and master limited partnerships (“MLPs”).  Dividend income from REITs and MLPs is recognized on the ex-dividend date. It is common for distributions from REITs and MLPs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital.  Income or loss from the MLPs is reclassified upon receipt of the MLPs’ K-1. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Timothy Plan Notes to Financial Statements

Notes to Financial Statements
September 30, 2010

Timothy Plan Family of Funds

Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.  Net Asset Value Per Share
The Net Asset Value (“NAV”) per share of the capital stock of the Funds is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding.  The NAV is calculated separately for each class of the following Funds: Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Money Market Fund, Timothy Plan Strategic Growth Fund and Timothy Plan Conservative Growth Fund. The asset value of the classes may differ because of different fees and expenses charged to each class.

D.  Expenses
Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis as determined by the Board of Trustees (the “Board”).

E.  Classes
There are three classes of shares currently offered by the Trust: Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year and ongoing service and distribution fees; No-Load shares are offered without sales charges or ongoing service/distribution fees (The Timothy Plan Money Market Fund only). The Trust previously has offered Class B shares to the public, which contain a contingent deferred sales charge that declines to zero over a period of years and are subject to an ongoing service/distribution fee. Sales of Class B shares to new shareholders were suspended by the Board during their meeting on February 27, 2004, with the suspension effective May, 2004, therefore, the CDSC fee no longer applies to Class B shares.

Class B shares automatically convert to Class A shares once the economic equivalent of the highest front-end sales charge paid at time of purchase has been received by a Fund, in the form of Rule 12b-1 distribution fees, paid by all Class B shares owned by an investor.

Class specific expenses are borne by each specific class.  Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

F.  Use of Estimates
In the preparation of financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Timothy Plan Notes to Financial Statements

Notes to Financial Statements
September 30, 2010

Timothy Plan Family of Funds

G.  Federal Income Taxes

It is the policy of each Fund to continue to comply with all requirements under subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income or gains.  Therefore, no federal income tax or excise provision is required.

As of September 30, 2010, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the fiscal year ended September 30, 2010, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2007 and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially within the next twelve months.

H.  Distributions to Shareholders

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or NAVs per share of the Funds.  Reclassifications for the fiscal year ended September 30, 2010 are as follows:

	Amount	Reclassified from:	Reclassified to:
Aggressive Growth Fund	$254,555	Net Investment Loss	Paid-in Capital
Aggressive Growth Fund	$(1,099)	Accumulated Realized Loss	Paid-in Capital
Large/Mid Cap Growth Fund	$332,565	Net Investment Loss	Paid-in Capital
Large/Mid Cap Growth Fund	$(2,074)	Accumulated Realized Loss	Paid-in Capital
Small Cap Value Fund	$311,453	Net Investment Loss	Paid-in Capital
Small Cap Value Fund	$515	Accumulated Realized Gains	Net Investment Loss
Large/Mid Cap Value Fund	$52,513	Net Investment Loss	Paid-in Capital
Large/Mid Cap Value Fund	$(77,389)	Accumulated Realized Loss	Paid-in Capital
Fixed Income Fund	$76,395	Net Investment Loss	Accumulated Realized Loss
Money Market Fund	$182	Net Investment Income	Paid-in Capital
Defensive Strategies	$315,883	Net Investment Income	Paid-in Capital
Defensive Strategies	$161,606	Accumulated Realized Loss	Net Investment Income

Note 2 | Security Valuation and Fair Value Measurements
Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Timothy Plan Notes to Financial Statements

Notes to Financial Statements
September 30, 2010

Timothy Plan Family of Funds

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•Level 1 – quoted prices in active markets for identical securities
•Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Each Fund generally determines the total value of each class of its shares by using market prices for the securities comprising its portfolio. Equity securities, including common stock, ADRs, REITs, MLPs, and ETFs are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, when the market is considered inactive, an equity security (such as some ADRs owned by the International Fund) owned by the Funds will be valued by the pricing service at an evaluated bid, with inputs such as the underlying securities price, the exchange rate for the currency and the ADR factor. When this happens, the security will generally be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, restricted corporate bonds, asset-backed securities, mortgage-backed securities, U.S. Government securities and U.S. government agency securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser or Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Timothy Plan Notes to Financial Statements

Notes to Financial Statements
September 30, 2010

Timothy Plan Family of Funds

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The Timothy Plan Money Market Fund uses the amortized cost method to compute its NAV. This means that securities purchased by the Fund are not marked to market. Instead, any premium paid or discount realized will be amortized or accrued over the life of the security and credited/debited daily against the total assets of the Fund. This also means that, under most circumstances, the Money Market Fund will not sell securities prior to maturity date except to satisfy redemption requests.

The Board has delegated to the Adviser and/or Sub-Advisers responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Adviser or Sub-Adviser will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Adviser must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Board has adopted written policies and procedures to guide the Adviser and Sub-Advisers with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The following is a summary of the inputs used to value each Fund’s assets as of September 30, 2010:

Aggressive Growth Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Common Stocks *	$14,219,064	$-	$-	$14,219,064
American Depositary Receipts *	$474,832	$-	$-	$474,832
Money Market Funds	$461,632	$-	$-	$461,632
Total	$15,155,528	$-	$-	$15,155,528
*Refer to the Schedule of Investments for industry classifications.

International Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Common Stocks *	$1,562,615	$-	$-	$1,562,615
American Depositary Receipts *	$15,095,391	$18,876,472	$-	$33,971,863
Money Market Funds	$1,760,671	$-	$-	$1,760,671
Total	$18,418,677	$18,876,472	$-	$37,295,149
*Refer to the Schedule of Investments for industry classifications.

Large/Mid Cap Growth Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Common Stocks *	$38,434,426	$-	$-	$38,434,426
American Depositary Receipts *	$1,300,049	$-	$-	$1,300,049
Money Market Funds	$1,447,190	$-	$-	$1,447,190
Total	$41,181,665	$-	$-	$41,181,665

Timothy Plan Notes to Financial Statements

Notes to Financial Statements
September 30, 2010

Timothy Plan Family of Funds

Small Cap Value Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Common Stocks *	$43,057,903	$-	$-	$43,057,903
REITs	$1,962,962	$-	$-	$1,962,962
Money Market Funds	$3,195,474	$-	$-	$3,195,474
Total	$48,216,339	$-	$-	$48,216,339
*Refer to the Schedule of Investments for industry classifications.

Large/Mid Cap Value Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Common Stocks *	$82,801,046	$-	$-	$82,801,046
Master Limited Partnerships	$1,883,796	$-	$-	$1,883,796
REITs	$4,479,908	$-	$-	$4,479,908
Money Market Funds	$1,975,210	$-	$-	$1,975,210
Total	$91,139,960	$-	$-	$91,139,960
*Refer to the Schedule of Investments for industry classifications.

Fixed Income Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Asset-Backed Securities	$-	$345,299	$-	$345,299
Corporate Bonds	$-	$19,468,439	$-	$19,468,439
U.S. Government Agencies	$-	$6,469,212	$-	$6,469,212
Mortgaged-Backed Securities	$-	$17,081,840	$-	$17,081,840
U.S. Government Treasuries	$-	$12,364,661	$-	$12,364,661
U.S. Treasury TIPS	$-	$4,685,506	$-	$4,685,506
Money Market Funds	$10,951,503	$-	$-	$10,951,503
Total	$10,951,503	$60,414,957	$-	$71,366,460

High Yield Bond Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Convertible Corporate Bonds	$-	$435,700	$-	$435,700
Corporate Bonds	$-	$15,654,339	$-	$15,654,339
144A Securities	$-	$5,792,671	$-	$5,792,671
Money Market Funds	$279,072	$-	$-	$279,072
Total	$279,072	$21,882,710	$-	$22,161,782

Timothy Plan Notes to Financial Statements

Notes to Financial Statements
September 30, 2010

Timothy Plan Family of Funds

Defensive Strategies Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Common Stocks *	$51,850	$-	$-	$51,850
REITs	$5,350,055	$-	$-	$5,350,055
Exchange-Traded Funds	$8,930,830	$-	$-	$8,930,830
U.S. Treasury TIPS	$-	$12,731,437	$-	$12,731,437
Money Market Funds	$1,770,275	$-	$-	$1,770,275
Total	$16,103,010	$12,731,437	$-	$28,834,447
*Refer to the Schedule of Investments for industry classifications.

Money Market Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
U.S. Government Treasuries	$-	$12,048,601		$12,048,601
Money Market Funds	$1,328,543	$-	$-	$1,328,543
Total	$1,328,543	$12,048,601	$-	$13,377,144

Strategic Growth Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Mutual Funds	$45,705,435	$-	$-	$45,705,435
Money Market Funds	$59,657	$-	$-	$59,657
Total	$45,765,092	$-	$-	$45,765,092

Conservative Growth Fund	VALUATION INPUTS
Assets	Level 1: Quoted Prices in Active Markets	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Mutual Funds	$45,690,155	$-	$-	$45,690,155
Total	$45,690,155	$-	$-	$45,690,155

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period.

Timothy Plan Notes to Financial Statements

Notes to Financial Statements
September 30, 2010

Timothy Plan Family of Funds

Note 3 | Purchases and Sales of Securities
The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the fiscal year ended September 30, 2010:

	PURCHASES		SALES
	U.S. Gov't		U.S. Gov't
Funds	Obligations	Other	Obligations	Other
Aggressive Growth Fund	$-	$12,762,328	$-	$19,439,646
International Fund	$-	$13,603,758	$-	$16,921,450
Large/Mid Cap Growth Fund	$-	$30,103,473	$-	$32,550,573
Small Cap Value Fund	$-	$29,930,736	$-	$42,513,972
Large/Mid Cap Value Fund	$-	$33,687,745	$-	$44,974,105
Fixed Income Fund	$18,179,234	$5,453,987	$10,856,516	$2,657,410
High Yield Bond Fund	$-	$10,543,023	$-	$7,775,873
Defensive Strategies Fund	$16,583,749	$17,130,720	$5,117,700	$4,051,134
Strategic Growth Fund	$-	$11,166,553	$-	$12,795,434
Conservative Growth Fund	$-	$14,072,845	$-	$17,427,696

Note 4 | Investment Management Fee and Other Transactions with Affiliates
Timothy Partners, Ltd., (“TPL”) is the investment adviser for the Funds pursuant to an investment advisory agreement (the “Agreement”) that was renewed by the Board on February 26, 2010. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. Under the terms of the Agreement, as amended, TPL receives a fee, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Timothy Plan International Fund; 0.85% of the average daily net assets of the Timothy Plan Aggressive Growth, the Timothy Plan Small Cap Value, the Timothy Plan Large/Mid Cap Growth, and the Timothy Plan Large/Mid Cap Value Funds; 0.60% of the average daily net assets of the Timothy Plan Fixed Income, the Timothy Plan High Yield Bond, the Timothy Plan Defensive Strategies, and the Timothy Plan Money Market Funds; and 0.65% of the average daily net assets of the Timothy Plan Conservative Growth and the Timothy Plan Strategic Growth Funds.  TPL has voluntarily agreed to reduce the fee it receives from the Timothy Plan Fixed Income and the Timothy Plan Money Market to 0.45% and 0.40%, respectively.  Additionally, TPL has voluntarily agreed to reduce fees payable to it by the Timothy Plan Money Market Fund and reimburse other expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses as follows:

Voluntary Caps	Period

15 basis points	September 16 - November 4, 2009
10 basis points	November 5 - December 6, 2009
5 basis points	December 7, 2009 - current

Such voluntary fee reductions/reimbursements may be authorized by TPL at any time, but such action shall not obligate TPL to waive any fees in the near future.  Such voluntary fee reductions/reimbursements are not subject to future recoupment.  An officer and trustee of the Funds is also an officer and owner of the Adviser.

Timothy Plan Notes to Financial Statements

Notes to Financial Statements
September 30, 2010

Timothy Plan Family of Funds

For the fiscal year ended September 30, 2010, TPL waived and reimbursed the Funds as follows:

Fiscal year ended
September 30, 2010

Fixed Income Fund	$88,819
Money Market Fund	$176,981

At September 30, 2010, the Adviser may recapture a portion of the reimbursed amounts no later than the dates as stated below:

2010

High Yield Bond Fund*	$12,185

The Timothy Plan High Yield Bond Fund was able to incur recoupment expenses as a result of previous waiver/recoupment agreements.

The Timothy Plan Aggressive Growth, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth, Timothy Plan Small Cap Value, Timothy Plan Large/Mid Cap Value, Timothy Plan Fixed Income, Timothy Plan High Yield Bond, and Defensive Strategies Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.  The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares.  Under the Class A Plan, the Funds will pay TPL a fee at an annual rate of 0.25%, payable monthly, of the average daily net assets attributable to such class of shares.  Under the Class B and C Plans, the Funds will pay TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee and 0.75% may be payable to outside broker/dealers, of the average daily net assets attributable to such class of shares.

The Timothy Plan Conservative Growth and Timothy Plan Strategic Growth Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Class A shares of the Funds do not impose a service fee. Under the Class B and C Plans, the Fund will pay TPL a fee at an annual rate of 0.75%, payable monthly to outside broker/dealers, of the average daily net assets attributable to such class of shares. For the fiscal year ended September 30, 2010, the Funds paid TPL under the terms of the Plans as follows:

Funds	12b-1 Fees
Fiscal Year ended
September 30, 2010
Aggressive Growth Fund	$52,011
International Fund	$103,686
Large/Mid Cap Growth Fund	$128,900
Small Cap Value Fund	$179,832
Large/Mid Cap Value Fund	$312,456
Fixed Income Fund	$202,658
High Yield Bond Fund	$57,554
Defensive Strategies Fund	$79,653
Strategic Growth Fund	$92,358
Conservative Growth Fund	$87,857

TPL also serves as the principal underwriter of the Funds’ shares. An officer and trustee of the Funds is also an officer of the principal underwriter. For the fiscal year ended September 30, 2010, TPL received sales charges deducted from the proceeds of sales of Class A capital shares and CDSC fees deducted from the redemption of Class B and C capital shares as follows:

	Sales Charges	CDSC Fees	CDSC Fees
Funds	Class A)	(Class B)	(Class C)
Aggressive Growth Fund	$3,435	$-	$199
International Fund	$9,658	$-	$362
Large/Mid Cap Growth Fund	$6,743	$-	$136
Small Cap Value Fund	$7,942	$-	$519
Large/Mid Cap Value Fund	$21,983	$-	$1,077
Fixed Income Fund	$29,616	$-	$1,135
High Yield Bond Fund	$6,050	$-	$312
Defensive Strategies Fund	$7,537	$-	$782
Strategic Growth Fund	$14,438	$-	$2,980
Conservative Growth Fund	$20,236	$-	$1,808

Timothy Plan Notes to Financial Statements

Notes to Financial Statements
September 30, 2010

Timothy Plan Family of Funds

Note 5 | Control Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. As of September 30, 2010, the following shareholders, for the benefit of their customers, may be considered to control the Funds:

Funds	% of Fund	Owned By
Large/Mid Cap Growth Fund, Class B	28.74%	National Financial Services

Certain Timothy Plan Funds own shares of other Timothy Plan Funds. U.S. Bank, N.A., custodian of the Timothy Plan Funds, holds these shares in omnibus accounts, some of which are controlled by National Financial Services, Inc. The following shows the percentage of each Timothy Plan Fund that is held by U.S. Bank, N.A., as custodian of the Timothy Funds. These accounts can be considered affiliated to the Timothy Plan.

% of Fund Owned by Other
Timothy Plan Funds
Aggressive Growth Fund, Class A	55.90%
International Fund, Class A	69.67%
Large/Mid Cap Growth Fund, Class A	59.46%
Small Cap Value Fund, Class A	22.50%
Large/Mid Cap Value Fund, Class A	31.68%
Fixed Income Fund, Class A	44.46%
High Yield Bond Fund, Class A	68.65%
Defensive Strategies Fund, Class A	82.14%

Timothy Plan Notes to Financial Statements

Notes to Financial Statements
September 30, 2010

Timothy Plan Family of Funds

Note 6 | Unrealized Appreciation (Depreciation)
At September 30, 2010, for federal income tax purposes, the cost and the composition of gross unrealized appreciation (depreciation) of investment securities are as follows:

				Net Appreciation
Funds	Cost	Appreciation	(Depreciation)	(Depreciation)
Aggressive Growth Fund	$12,474,757	$2,989,104	$(308,333)	$2,680,771
International Fund	$34,709,782	$5,501,089	$(2,915,722)	$2,585,367
Large/Mid Cap Growth Fund	$37,274,736	$5,508,878	$(1,601,949)	$3,906,929
Small Cap Value Fund	$44,862,547	$4,765,664	$(1,411,872)	$3,353,792
Large/Mid Cap Value Fund	$81,229,112	$13,227,291	$(3,316,443)	$9,910,848
Fixed Income Fund	$67,298,176	$4,071,852	$(3,568)	$4,068,284
High Yield Bond Fund	$21,147,121	$1,259,874	$(245,213)	$1,014,661
Defensive Strategies Fund	$26,811,943	$2,141,306	$(118,802)	$2,022,504
Money Market Fund	$13,377,144	$-	$-	$-
Strategic Growth Fund	$56,241,908	$723,986	$(11,200,802)	$(10,476,816)
Conservative Growth Fund	$50,271,534	$1,661,363	$(6,242,742)	$(4,581,379)

Note 7 | Distributions to Shareholders
The tax character of distributions paid during the fiscal year ended September 30, 2010 and the fiscal period ended September 30, 2009 and the fiscal year ended December 31, 2008  were as follows:

	Aggressive Growth	International		Large/Mid Cap Growth	Small Cap Value
Year ended September 30, 2010
Ordinary Income	$-	$552,642		$-	$-
Short-term Capital Gains	-	-		-	-
Long-term Capital Gains	-	-		-	-
Return of Capital	-	-		-	-
	$-	$552,642	*	$-	$-

Year ended December 31, 2008
Ordinary Income	$-	$445,202		$-	$-
Short-term Capital Gains	-	-		-	424,158
Long-term Capital Gains	48,425	-		68,000	-
	$48,425	$445,202		$68,000	$424,158

* The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to $69,467 of allowable foreign tax credits which have been passed through to the Fund’s underlying shareholders.

Timothy Plan Notes to Financial Statements

Notes to Financial Statements
September 30, 2010

Timothy Plan Family of Funds

	Large/Mid Cap Value	Fixed Income	High Yield Bond	Defensive Strategies
Year ended September 30, 2010
Ordinary Income	$394,793	$1,626,024	$1,381,507	$3,363
Short-term Capital Gains	-	-	-	502,028
Long-term Capital Gains	-	-	-	36,320
Return of Capital	-	-	-	477,490
	$394,793	$1,626,024	$1,381,507	$1,019,201

Period ended September 30, 2009
Ordinary Income	$-	$1,134,412	$1,014,621	$-
Short-term Capital Gains	-	-	-	-
Long-term Capital Gains	-	-	-	-
Return of Capital	-	-	-	-
	$-	$1,134,412	$1,014,621	$-

Year ended December 31, 2008
Ordinary Income	$287,444	$2,053,290	$1,274,024
Short-term Capital Gains	531,542	-	10,357
Long-term Capital Gains	677,192	-	-
	$1,496,178	$2,053,290	$1,284,381

	Money Market	Strategic Growth	Conservative Growth
Year ended September 30, 2010
Ordinary Income	$4,652	$-	$607,967
Short-term Capital Gains	5,396	-	-
Long-term Capital Gains	-	-	-
Return of Capital	-	-	-
	$10,048	$-	$607,967

Period ended September 30, 2009
Ordinary Income	$17,430	$-	$-
Short-term Capital Gains	2,313	-	-
Long-term Capital Gains	-	-	-
Return of Capital	-	-	-
	$19,743	$-	$-

Year ended December 31, 2008
Ordinary Income	$556,735	$506,870	$697,282
Short-term Capital Gains	-	230,982	58,044
Long-term Capital Gains	-	3,451,894	1,808,503
	$556,735	$4,189,746	$2,563,829

There were no distributions by the Aggressive Growth, Large/Mid Cap Growth, Small Cap Value and Strategic Growth Funds during the fiscal year ended September 30, 2010.

Timothy Plan Notes to Financial Statements

Notes to Financial Statements
September 30, 2010

Timothy Plan Family of Funds

As of September 30, 2010, the components of distributable earnings on a tax basis were as follows:

	Aggressive		Large/Mid Cap
	Growth	International	Growth		Small Cap Value

Undistributed Ordinary Income	$-	$191,289	$-		$-
Capital Loss Carryforward	(6,856,419)	(14,168,126)	(7,180,559	) *	(14,013,130)
Unrealized Appreciation (Depreciation)	2,680,771	2,585,367	3,906,929		3,353,792
	$(4,175,648)	$(11,391,470)	$(3,273,630)		$(10,659,338)

* Following the 2005 acquisition by the Timothy Plan Large/Mid Cap Growth Fund of the NOAH Fund Equity Portfolio, the Timothy Fund acquired all capital loss carryforwards available to the NOAH Fund. In accordance with Section 382 of the Internal Revenue Code, loss limitations were appropriately applied to the available capital loss carryforward. Of the capital losses subject to Section 382, the Fund may only utilize $358,459 in a given year.

	Large/Mid Cap Value	Fixed Income	High Yield Bond		Defensive Strategies

Undistributed Ordinary Income	$250,652	$36,542	$24		$-
Capital Loss Carryforward	(20,552,911)	(1,698,928)	(2,436,336)		-
Unrealized Appreciation (Depreciation)	9,910,848	4,068,284	1,014,661		2,022,504
	$(10,391,411)	$2,405,898	$(1,421,651)		$2,022,504

	Money Market	Strategic Growth	Conservative Growth

Undistributed Ordinary Income	$8,585	$41,292	$393,362
Capital Loss Carryforward	-	(3,533,886)	(1,762,631)
Unrealized Appreciation (Depreciation)	-	(10,476,816)	(4,581,379)
	$8,585	$(13,969,410)	$(5,950,648)

Timothy Plan Notes to Financial Statements

Notes to Financial Statements
September 30, 2010

Timothy Plan Family of Funds

Note 8 | Capital Loss Carryforwards
At September 30, 2010, the following capital loss carryforwards are available to offset future capital gains.

Funds	Loss Carryforward	Year Expiring

Aggressive Growth Fund	$721,254	2016
	$6,135,166	2017
International Fund	$498,385	2015
	$4,243,183	2016
	$8,833,573	2017
	$592,985	2018
Large/Mid Cap Growth Fund *	$269,745	2016
	$6,910,814	2017
Small Cap Value Fund	$2,451,379	2016
	$11,561,751	2017
Large/Mid Cap Value Fund	$9,111,565	2016
	$11,441,346	2017
Fixed Income Fund	$234,407	2014
	$77,304	2015
	$252,039	2016
	$1,135,178	2017
High Yield Bond Fund	$362,525	2016
	$2,073,811	2017
Strategic Growth Fund	$844,160	2016
	$2,564,555	2017
	$125,171	2018
Conservative Growth Fund	$1,762,631	2017

* Please refer to Note 7 for additional information regarding the availability of capital loss carryforwards within the Timothy Large / Mid Cap Growth Fund.

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Note 9 | Payment by Affiliate
During the year ended December 31, 2008, the Sub-Adviser for the Timothy Plan Aggressive Growth Fund reimbursed the Fund $24,684 due to an investing error during the transition of sub-advisers.  The Sub-Adviser reimbursed the Fund for the difference in performance relative to the intended portfolio and the transaction costs of rebalancing the portfolio.

Timothy Plan Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
The Timothy Plan

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Money Market Fund, Timothy Plan Strategic Growth Fund and Timothy Plan Conservative Growth Fund (the “Funds”), eleven of the series constituting The Timothy Plan, as of September 30, 2010, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods then ended, and the financial highlights for each of the periods indicated.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the Funds’ custodian and brokers or by other appropriate auditing procedures where the reply from the broker was not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Money Market Fund, Timothy Plan Strategic Growth Fund and Timothy Plan Conservative Growth Fund as of September 30, 2010, and the results of their operations, the changes in their net assets and their financial highlights for the periods then ended indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
November 29, 2010

Officers and Trustees of the Trust
As of September 30, 2010 (Unaudited)

Timothy Plan Family of Funds

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Arthur D. Ally* 1055 Maitland Center Commons Maitland, FL Born: 1942	Chairman and President	Indefinite; Trustee and President since 1994	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company.  President and general partner of Timothy Partners, Ltd. (“TPL”), the investment adviser and principal underwriter to each Fund.  CFI is also the managing general partner of TPL.
None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Joseph E. Boatwright** 1410 Hyde Park Drive Winter Park, FL Born: 1930	Trustee, Secretary	Indefinite; Trustee and Secretary since 1995	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Retired Minister. Currently serves as a consultant to the Greater Orlando Baptist Association. Served as Senior Pastor to Aloma Baptist Church from 1970-1996.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Mathew D. Staver** 1055 Maitland Center Commons Maitland , FL Born: 1956	Trustee	Indefinite; Trustee since 2000	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Attorney specializing in free speech, appellate practice and religious liberty constitutional law.  Founder of Liberty Counsel, a religious civil liberties education and legal defense organization.  Host of two radio programs devoted to religious freedom issues.  Editor of a monthly newsletter devoted to religious liberty topics.  Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.
None

* Mr. Ally is an "interested" Trustee, as that term is defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.
** Messrs. Boatwright and Staver are "interested" Trustees, as that term is defined in the 1940 Act, because each has a limited partnership intereset in TPL.

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Richard W. Copeland 1112 Glen Falls Road DeLand, FL Born: 1947	Trustee	Indefinite; Trustee since 2005	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Principal of Copeland & Covert, Attorneys at Law; specializing in tax and estate planning.  B.A. from Mississippi College, JD from University of Florida and LLM Taxation from University of Miami.  Associate Professor Stetson University for past 35 years.
None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Deborah Honeycutt 160 Deer Forest Trail Fayetteville, GA Born: 1947	Trustee	Indefinite; Trustee since 2010	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Dr. Honeycutt is a licensed physician currently serving as Medical Director of Clayton State University Health Services in Morrow, GA, CEO of Minority Health Services in Atlanta, and as a volunteer at Good Sheperd Clinic. Dr. Honeycutt received her B.A. and M.D. at the University of Illinois.
None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Bill Johnson 203 E. Main Street Fremont, MI Born: 1946	Trustee	Indefinite; Trustee since 2005	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

President (and Founder) of American Decency Association, Freemont, MI  since 1999.  Previously served as Michigan State Director for American Family Association (1987-1999).  Previously a public school teacher for 18 years.  B.S. from Michigan State University and a Masters of Religious Education from Grand Rapids Baptist Seminary.
None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
John C. Mulder 2925 Professional Place Colorado Springs, CO Born: 1950	Trustee	Indefinite; Trustee since 2005	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

President of WaterStone (formerly the Christian Community Foundation and National Foundation) since 2001.  Prior:  22 years of executive experience for a group of banks and a trust company.  B.A. in Economics from Wheaton College and MBA from University of Chicago.
None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Charles E. Nelson 1145 Cross Creek Circle Altamonte Springs, FL Born: 1934	Trustee	Indefinite; Trustee since 2000	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Certified Public Accountant, semi-retired. Former non-profit industry accounting officer. Former financial executive with commercial bank. Former partner national accounting firm.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Wesley W. Pennington 442 Raymond Avenue Longwood, FL Born: 1930	Trustee	Indefinite; Trustee since 1994	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Retired Air Force Officer. Past President, Westwind Holdings, Inc., a development company, since 1997.  Past President and controlling shareholder, Weston, Inc., a fabric treatment company, from 1979-1997.  President, Designer Services Group 1980-1988.
None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Scott Preissler, Ph.D. 608 Pintail Place Flower Mound, TX Born: 1960	Trustee	Indefinite; Trustee since 2004	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Chairman of Stewardship Studies at Southwestern Baptist Theological Seminary, Ft. Worth, TX.  Also serves as Founder and Chairman of the International Center for Biblical Stewardship.  Previously, President and CEO of Christian Stewardship Association where he was affiliated for 14 years.
None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Alan M. Ross 11210 West Road Roswell, GA Born: 1951	Trustee	Indefinite; Trustee since 2004	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Founder and CEO of Corporate Development Institute which he founded in 2000.  Previously he served as President and CEO of Fellowship of Companies for Christ and has authored three books: Beyond World Class, Unconditional Excellence, Breaking Through to Prosperity.
None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Dr. David J. Tolliver 4000 E. Maplewood Drive Excelsior Springs, MO Born: 1951	Trustee	Indefinite; Trustee since 2005	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Executive Director of Southern Baptist Convention of Missouri since 2007.  Previously pastored three churches in St. Louis, MO area (1986-2007).  Currently serves on Board of Trustees of Midwestern Baptist Theological Seminary.  Past President, Missouri Baptist Convention (2003-2004).
None

Timothy Plan Officers and Trustees

Disclosures
September 30, 2010 – (Unaudited)

Timothy Plan Family of Funds

N-Q Disclosure & Proxy Procedures (Unaudited)
The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending after July 9, 2004. For the Timothy Plan Funds this would be for the fiscal quarters ending December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Timothy Plan Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

The Trust has adopted Portfolio Proxy Voting Policies and Procedures under which the Portfolio’s vote proxies related to securities (“portfolio proxies”) held by the Portfolios. A description of the Trust’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Company toll-free at 1-800-846-7526 and (ii) on the SEC’s website at www.sec.gov.  In addition, the Funds are required to file Form N-PX, with its complete voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing was due August 31, 2004. The Trust’s current Form N-PX is available (i) without charge, upon request, by calling the Company toll-free at 1-800-846-7526 and (ii) on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)
The form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in the calendar year 2010.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.  As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income:
The table below provides the Qualified Dividend Income percentages for the year:

Conservative Growth	100%
Large/Mid Cap Value	100%
International	100%
Defensive Strategies	24%

These rates above represent the dividend income paid by the Funds which qualify for the reduced rate of 15% pursuant to the Internal Revenue Code.

Dividend Received Deduction:
Conservative Growth	100%
Large/Mid Cap Value	100%
International	100%
Defensive Strategies	26%

Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law.  For the Fund’s fiscal 2010 ordinary income dividends, the table above provides the qualifying percentages for the Funds.

Timothy Plan Disclosures

Disclosures
September 30, 2010 – (Unaudited)

Timothy Plan Family of Funds

Foreign Tax Credit (Unaudited)

The Funds’ shareholders may choose either the foreign tax credit or an itemized deduction, if eligible, for a portion of foreign taxes paid by the Fund. Generally, it is more advantageous to report the amount as a foreign tax credit on Form 1116, instead of as an itemized deduction on Form 1040.  Information needed to claim the foreign tax credit is presented in the table below for Timothy Plan International Fund.

	Foreign Source	Foreign
Country	Income %	Taxes %

AUSTRIA	4.20%	0.00%
BRAZIL	5.09%	9.13%
CANADA	0.14%	0.28%
FRANCE	7.89%	20.21%
GERMANY	10.19%	19.93%
HONG KONG	6.40%	0.00%
INDIA	0.18%	0.00%
IRELAND	0.52%	0.00%
ITALY	1.93%	5.02%
JAPAN	17.77%	17.44%
LUXEMBOURG	1.35%	2.01%
MEXICO	2.50%	0.00%
NORWAY	2.91%	5.63%
SPAIN	3.34%	7.07%
SWEDEN	1.24%	2.41%
SWITZERLAND	4.96%	9.58%
TURKEY	3.07%	0.00%
OTHER	26.33%	1.29%

TOTAL	100.00%	100.00%

Timothy Plan Disclosures

BOARD OF TRUSTEES
Arthur D. Ally
Joseph E. Boatwright
Rick Copeland
Deborah Honeycutt
Bill Johnson
John C. Mulder
Charles E. Nelson
Wesley W. Pennington
Scott Preissler
Alan Ross
Mathew D. Staver
David Tolliver

OFFICERS
Arthur D. Ally, President
Joseph E. Boatwright, Secretary

INVESTMENT ADVISER
Timothy Partners, Ltd.
1055 Maitland Center Commons
Maitland, FL  32751

DISTRIBUTOR
Timothy Partners, Ltd.
1055 Maitland Center Commons
Maitland, FL  32751

TRANSFER AGENT
Huntington Asset Services, Inc.
2960 N Meridian Street, Suite 300
Indianapolis, IN  46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH  44145-1524

LEGAL COUNSEL
David Jones & Assoc., P.C.
395 Sawdust Road, Suite 2148
The Woodlands, TX  77380

       For additional information or a prospectus, please call: 1-800-846-7526
Visit the Timothy Plan web site on the internet at: www.timothyplan.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds’ objectives, policies, expenses and other information. Distributed by Timothy Partners, Ltd.

HEADQUARTERS
The Timothy Plan
1055 Maitland Center Commons
Maitland, Florida 32751
(800) 846-7526
www.timothyplan.com
invest@timothyplan.com

SHAREHOLDER SERVICES
Huntington Asset Services, Inc.
2960 N Meridian Street, Suite 300
Indianapolis, IN  46208
(800) 662-0201

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant has an Audit committee currently composed of three independent Trustees, Mr. Wesley Pennington, Mr. John Mulder and Mr. Charles Nelson.  The registrant’s board of trustees has determined that Mr. Charles Nelson is qualified to serve as an Audit Committee Financial Expert, and has designated him as such.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Timothy Plan
FY 2010	$ 125,400
FY 2009	$ 111,400

(b)	Audit-Related Fees

The Timothy Plan               Registrant                                                                       Adviser
FY 2010	$ 0	$ 0
FY 2009	$ 0	$ 0
Nature of the fees:

(c)	Tax Fees

The Timothy Plan
FY 2010	$ 0
FY 2009	$ 0

Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees
                                                           Registrant
The Timothy Plan
FY 2010	$ 0
FY 2009	$ 0

Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                         0%
Tax Fees:                                           0%
All Other Fees:                                 0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2010	$ 0	$0
FY 2009	$ 0	$0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of November 19, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                      Code is filed herewith

(a)(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)                    Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                The Timothy Plan

By	/s/ Arthur D. Ally
Arthur D. Ally, President

Date	11/30/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Arthur D. Ally
Arthur D. Ally, President

Date	11/30/10